UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-8598

The Commerce Funds

(Exact name of Registrant as specified in charter)

922 Walnut St., Fourth Floor, Mail Code = TB4-1, Kansas City, Missouri 64106
(Address of principal executive offices) (Zip code)

Diana E. McCarthy, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

(Name and address of agent for service)

Registrant’s telephone number, including area code:1-800-995-6365

Date of fiscal year end: 10/31

Date of reporting period: 10/31/20

ITEM 1.	REPORTS TO SHAREHOLDERS.

The Annual Report to Shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1) is filed herewith.

ANNUAL REPORT Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of The Commerce Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from The Commerce Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on The Commerce Funds’ website (www. commercefunds.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from The Commerce Funds electronically at any time by contacting your ?nancial intermediary (such as a broker-dealer or bank) or by calling 1-800-995-6365. You may elect to receive all future reports in paper free of charge. If you invest through a ?nancial intermediary, please contact your ?nancial intermediary to continue receiving paper copies of your shareholder reports. You may also inform The Commerce Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-995-6365. Your election to receive reports in paper will apply to all funds held in your account with your ?nancial intermediary. You must provide separate instructions to each of your ?nancial intermediaries. These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LIFE'S DIRECTION

At The Commerce Funds, we're committed to providing sound investment choices to help you realize your most important financial goals, no matter where life takes you.

We offer a full range of mutual funds managed by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank. With a choice of 8 portfolios—each targeting a specific investment goal—we make it easy for you to invest with confidence not just today, but throughout all stages of your life.

Behind each of our Funds is a carefully defined investment philosophy and a commitment to the highest investment standards. This means, whether you are building a nest egg for retirement, planning for your child's education, or saving for a special need, you can find investment options at The Commerce Funds.

COMMERCE FUNDS
RISK/REWARD LANDSCAPE
POTENTIAL REWARD
Short-Term Government
Bond
National Tax-Free Intermediate Bond
Missouri Tax-Free Intermediate Bond
Kansas Tax-Free Intermediate Bond
Value
Growth
MidCap Growth
RISK

The reports concerning The Commerce Funds portfolios (each a "Fund" and together, the "Funds") included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Commerce Investment Advisors, Inc. (the "Adviser" or "Commerce") believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

References to a specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

LIFE’S DIRECTION At The Commerce Funds, we’re committed to providing sound investment choices to help \RX UHDOL]H \RXU PRVW LPSRUWDQW ÀQDQFLDO JRDOV QR PDWWHU ZKHUH OLIH WDNHV \RX :H RIIHU D IXOO UDQJH RI PXWXDO IXQGV PDQDJHG E\ &RPPHUFH ,QYHVWPHQW $GYLVRUV ,QF D VXEVLGLDU\ RI &RPPHUFH %DQN :LWK D FKRLFH RI SRUWIROLRV³HDFK WDUJHWLQJ D VSHFLÀF LQYHVWPHQW JRDO³ZH PDNH LW HDV\ IRU \RX WR LQYHVW ZLWK FRQÀGHQFH QRW MXVW WRGD\ EXW WKURXJKRXW DOO VWDJHV RI \RXU OLIH %HKLQG HDFK RI RXU )XQGV LV D FDUHIXOO\ GHÀQHG LQYHVWPHQW SKLORVRSK\ DQG D FRPPLWPHQW WR WKH KLJKHVW LQYHVWPHQW VWDQGDUGV 7KLV PHDQV ZKHWKHU \RX DUH EXLOGLQJ D QHVW HJJ IRU UHWLUHPHQW SODQQLQJ IRU \RXU FKLOG·V HGXFDWLRQ RU VDYLQJ IRU D VSHFLDO QHHG \RX FDQ ÀQG LQYHVWPHQW RSWLRQV DW 7KH &RPPHUFH )XQGV In general, greater returns are associated with greater risks and increased risks create the potential for greater losses. The reports concerning The Commerce Funds portfolios (each a “Fund” and together, the “Funds”) included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy DV D ZKROH DQG RI VSHFLÀF LQGXVWU\ VHFWRUV FKDQJHV LQ WKH OHYHOV RI LQWHUHVW UDWHV WKH LPSDFW RI GHYHORSLQJ ZRUOG HYHQWV DQG RWKHU IDFWRUV WKDW PD\ LQÁXHQFH WKH IXWXUH SHUIRUPDQFH RI WKH )XQGV &RPPHUFH ,QYHVWPHQW $GYLVRUV ,QF WKH ´$GYLVHUµ RU ´&RPPHUFHµ EHOLHYHV WKHVH IRUZDUG ORRNLQJ VWDWHPHQWV WR EH UHDVRQDEOH DOWKRXJK WKH\ DUH LQKHUHQWO\ XQFHUWDLQ DQG GLIÀFXOW WR SUHGLFW $FWXDO HYHQWV PD\ FDXVH DGMXVWPHQWV LQ SRUWIROLR PDQDJHPHQW strategies from those currently expected to be employed. 5HIHUHQFHV WR D VSHFLÀF FRPSDQ\·V VHFXULWLHV VKRXOG QRW EH FRQVWUXHG DV D UHFRPPHQGDWLRQ RU LQYHVWPHQW DGYLFH DQG WKHUH FDQ EH QR DVVXUDQFH WKDW DV RI the date of publication of this report, the securities mentioned in each Fund’s portfolio are still held or that the securities sold have not been repurchased.

COMMERCE FUNDS

Please note:

The information in this annual report is as of October 31, 2020 and is audited, except where noted. The securities mentioned in this report may no longer be held by the Funds. To view more recent information about each Commerce Fund’s performance and portfolio or to obtain a prospectus, please visit our website at www.commercefunds.com. This report is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus, which contains more complete information about Commerce Funds’ investment policies, management and expenses. Investors should read the prospectus carefully before investing.

You may also receive Commerce Funds information by calling toll free 1-800-995-6365 or by writing to P.O. Box 219525, Kansas City, Missouri, 64121-9525, or you may contact your investment professional. The Commerce Funds publish performance and portfolio information for each Commerce Fund at the end of every calendar quarter. Investors should read the prospectus carefully before investing or sending money.

COMMERCE FUNDS

Recent Market Events related to COVID-19

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak has resulted in travel and border restrictions, quarantines, curfews, restrictions on large gatherings, cancellations, lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains and general public concern and uncertainty. While governments have taken unprecedented actions to limit disruption to the financial system caused by COVID-19, global financial markets have experienced, and may continue to experience, significant losses in value, volatility and liquidity constraints resulting from the spread of the disease. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect a Fund’s performance and the performance of the securities in which a Fund invests, and may lead to losses on your investment in the Fund. The full extent of the impact of COVID-19 on a Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the disease. The Commerce Funds’ long-term commitment to shareholders remains unchanged, and we encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting Commercefunds.com.

THE GROWTH FUND

Growth Fund Overview

We present you with the annual report for The Growth Fund for the one-year period ended October 31, 2020.

A conversation with Joe Williams, Portfolio Manager of The Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the last year, we have witnessed three distinct price swings of growth stocks, two up and one down. Of course, the sharp decline was caused by the beginning of the coronavirus pandemic. Companies that showed great promise early in 2020 had to quickly adapt to an economy that was shutting down in the spring. Companies centered around travel and entertainment have yet to recover. The Fund returned 19.89% over the 12-month period ended October 31, 2020, underperforming the Russell 1000 Growth Index’s (the “benchmark”) return of 29.22% during the same period.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The biggest adjustments made to the Fund’s sector allocations during the 12-month period were to account for the dramatic growth of the information technology sector. Technology companies played an important role in allowing workers and students to operate at home during the period. The information technology sector exposure in the Fund’s portfolio increased from 36.0% to 44.2% with the purchase of Monolithic Power Systems, Inc., Cadence Design Systems, Inc., Cognex Corporation, Salesforce.com, Inc., Proofpoint, Inc., KLA Corporation, Citrix Systems, Inc., and Entegris, Inc. In addition, the Fund’s exposure to the consumer discretionary sector, which was dominated by Amazon during the period, moved from 13.0% to 16.5% with the Fund’s purchase of eBay Inc. and Tesla Inc. The information technology and consumer discretionary sectors were the two top-performing sectors for the period, returning 43.33% and 44.98%, respectively. The largest sector reduction in the Fund’s portfolio was made to the industrials sector, moving from 12.90% to 7.70% with the sale of Honeywell International Inc., Middleby Corporation,

Lennox International Inc., AMETEK, Inc., and Armstrong World Industries, Inc. In addition, the Fund’s exposure to the financials sector was reduced from 4.43% to 2.26% with the sale of Charles Schwab Corporation and Cboe Global Markets Inc. The industrials and financials sector returned -1.11% and 5.17%, respectively over the 12-month period.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund benefited from security selection within the industrials sector, with overweight positions to Rockwell Automation, Inc. and Rollins, Inc. returning 40.70% and 53.39%, respectively. Additionally, security selection within the health care sector helped Fund performance, with overweight positions to Agilent Technologies, Inc., Hologic, Inc., Mettler-Toledo International Inc., and UnitedHealth Group Incorporated returning 35.91%, 42.45%, 41.56% and 57.06%, respectively, for the 12-month period.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The consumer discretionary sector was the top-performing sector in the benchmark, returning 44.98% for the last 12 months. However, the Fund’s underweight position to the consumer discretionary sector detracted from relative performance. In addition, the information technology sector was the second-best performing sector in the benchmark, returning 43.33% for the period. However, the Fund’s underweight position to the information technology sector also detracted for the year. While the Fund held material positions in Apple, Microsoft, Alphabet, Facebook, we were underweight the benchmark’s weight of these companies and they all outperformed the benchmark.

References to specific securities should not be construed as a recommendation or investment advice and securities referenced may no longer be held in a Fund’s portfolio.

THE GROWTH FUND

Performance Summary

October 31, 2020 (Unaudited)

The following is performance information for The Growth Fund (“Growth Fund”) for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is not subject to a sales charge, so a sales charge is not applied to its total returns. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. Please visit our website at www.commercefunds.com to obtain the most recent month-end returns.

Growth Fund Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One Year	Five Years	Ten Years

Growth Fund(a)	19.89%	16.06%	14.65%

(a)	Returns reflect any applicable fee waivers or expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Russell 1000® Growth Index, an unmanaged index, measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

THE GROWTH FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 100.3%
Aerospace & Defense – 1.1%
6,505	Lockheed Martin Corp.	$ 2,277,596

Automobiles* – 1.2%
6,350	Tesla, Inc.	2,464,054

Beverages – 1.2%
18,725	PepsiCo, Inc.	2,495,855

Biotechnology – 1.0%
10,250	Amgen, Inc.	2,223,635

Capital Markets – 2.3%
25,055	Intercontinental Exchange, Inc.	2,365,192
19,030	T. Rowe Price Group, Inc.	2,410,340

		4,775,532

Chemicals – 4.3%
12,660	Ecolab, Inc.	2,324,250
19,970	FMC Corp.	2,051,718
26,205	RPM International, Inc.	2,218,777
3,590	The Sherwin-Williams Co.	2,469,848

		9,064,593

Commercial Services & Supplies – 2.2%
39,247	Rollins, Inc.	2,270,439
22,135	Waste Management, Inc.	2,388,588

		4,659,027

Communications Equipment* – 1.1%
28,455	Lumentum Holdings, Inc.	2,352,944

Computers & Peripherals – 9.9%
192,520	Apple, Inc.	20,957,727

Electrical Equipment – 1.1%
9,560	Rockwell Automation, Inc.	2,266,867

Electronic Equipment & Instruments – 2.4%
23,880	Amphenol Corp. Class A	2,694,619
35,020	Cognex Corp.	2,307,818

		5,002,437

Entertainment* – 2.2%
5,205	Netflix, Inc.	2,476,227
234,835	Zynga, Inc. Class A	2,111,166

		4,587,393

Equity Real Estate Investment Trusts (REITs) – 2.4%
15,650	Crown Castle International Corp.	2,444,530
11,520	Public Storage	2,638,886

		5,083,416

Health Care Equipment & Supplies – 2.4%
24,415	Abbott Laboratories	2,566,260
12,380	Stryker Corp.	2,500,884

		5,067,144

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – 1.3%
8,785	UnitedHealth Group, Inc.	$ 2,680,655

Hotels, Restaurants & Leisure – 3.6%
11,400	McDonald’s Corp.	2,428,200
29,670	Starbucks Corp.	2,580,103
26,965	Yum! Brands, Inc.	2,516,644

		7,524,947

Industrial Conglomerates – 1.1%
6,295	Roper Technologies, Inc.	2,337,585

Interactive Media & Services* – 7.8%
5,420	Alphabet, Inc. Class A	8,759,316
29,620	Facebook, Inc. Class A	7,793,318

		16,552,634

Internet & Catalog Retail – 8.2%
4,950	Amazon.com, Inc.*	15,028,942
47,585	eBay, Inc.	2,266,474

		17,295,416

IT Services – 9.3%
16,255	Broadridge Financial Solutions, Inc.	2,236,688
25,070	Fiserv, Inc.*	2,393,433
8,895	FleetCor Technologies, Inc.*	1,964,994
13,185	Jack Henry & Associates, Inc.	1,954,676
10,410	Mastercard, Inc. Class A	3,004,742
13,520	PayPal Holdings, Inc.*	2,516,478
10,285	VeriSign, Inc.*	1,961,350
19,845	Visa, Inc. Class A	3,606,035

		19,638,396

Life Sciences Tools & Services – 3.5%
25,575	Agilent Technologies, Inc.	2,610,952
2,160	Mettler-Toledo International, Inc.*	2,155,486
5,535	Thermo Fisher Scientific, Inc.	2,618,719

		7,385,157

Machinery – 1.2%
12,810	Illinois Tool Works, Inc.	2,509,223

Multiline Retail – 1.2%
12,015	Dollar General Corp.	2,507,651

Personal Products – 1.2%
11,930	The Estee Lauder Cos., Inc. Class A	2,620,544

Pharmaceuticals – 2.3%
17,030	Johnson & Johnson	2,334,984
15,595	Zoetis, Inc.	2,472,587

		4,807,571

Road & Rail – 1.1%
12,590	Union Pacific Corp.	2,230,822

Semiconductors & Semiconductor Equipment – 6.4%
30,470	Entegris, Inc.	2,278,242

The accompanying notes are an integral part of these financial statements.	5

THE GROWTH FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
13,350	KLA Corp.	$ 2,632,353
8,005	Monolithic Power Systems, Inc.	2,558,398
6,970	NVIDIA Corp.	3,494,479
18,115	Texas Instruments, Inc.	2,619,248

		13,582,720

Software – 15.0%
8,300	ANSYS, Inc.*	2,526,271
24,125	Cadence Design Systems, Inc.*	2,638,551
15,525	Citrix Systems, Inc.	1,758,517
90,460	Microsoft Corp.	18,315,436
8,730	Palo Alto Networks, Inc.*	1,930,989
20,225	Proofpoint, Inc.*	1,936,341
10,370	Salesforce.com, Inc.*	2,408,640

		31,514,745

Specialty Retail – 1.2%
9,425	The Home Depot, Inc.	2,513,742

Textiles, Apparel & Luxury Goods – 1.1%
19,750	Nike, Inc. Class B	2,371,580

TOTAL INVESTMENTS – 100.3%
(Cost $135,516,409)		$211,351,608

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(649,425)

NET ASSETS – 100.0%		$210,702,183

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

PORTFOLIO COMPOSITION

	AS OF 10/31/20	AS OF 10/31/19

Information Technology	44.2%	36.0%
Consumer Discretionary	16.5	13.0
Health Care	10.5	11.4
Communication Services	10.0	10.0
Industrials	7.7	12.9
Materials	4.3	3.3
Consumer Staples	2.4	3.4
Real Estate	2.4	2.2
Financials	2.3	4.4
Exchange-Traded Funds	—	2.1
Investment Company	—	1.3

TOTAL INVESTMENTS	100.3%	100.0%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying investment categories of investment companies and exchange-traded funds held by the Fund are not reflected in the table above. Consequently, the Fund’s overall investment category allocations may differ from the percentages contained in the table above.

The Fund is actively managed and, as such, its composition may differ over time.

6	The accompanying notes are an integral part of these financial statements.

THE VALUE FUND

Value Fund Overview

We present you with the annual report for The Value Fund for the one-year period ended October 31, 2020.

A conversation with Matt Schmitt, Portfolio Manager of The Value Fund.

Q: How did the Fund perform over the review period?

A: The Fund returned -7.69% over the 12-month period ended October 31, 2020, underperforming the Russell 1000 Value Index (the “benchmark”), which returned -7.57% for the same period.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: There were a few adjustments made to the Fund’s sector allocations during the 12-month period. The materials sector moved from 3.90% to 8.0% of the Fund’s portfolio with the purchase of Eastman Chemical Company and Celanese Corporation. In addition, the consumer staples sector went from 7.4% to 11.3% of the Fund’s portfolio with the purchase of Archer-Daniels-Midland Company, Coca-Cola Company, and General Mills, Inc. The materials and consumer staples sectors returned 8.82% and 3.98%, respectively, over the 12-month period. The largest reduction in the Fund’s portfolio was made to the energy sector, from 8.80% to 3.21%, with the sale of Exxon Mobil Corporation and ONEOK, Inc. Additionally, the consumer discretionary sector moved from 9.50% to 5.59% of the Fund’s portfolio with the sale of Target Corporation, Starbucks Corporation and Kohl’s Corporation. The energy and consumer discretionary sectors returned -46.23% and 0.84%, respectively, over the 12-month period.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund’s sector allocation had an overall positive impact on the Fund’s performance. The Fund was overweight to the consumer staples sector, which returned 3.98% for the 12-month period, as well as underweight to the real estate sector, which returned -22.64 for the 12-month period. Additionally, security selection within the industrials sector helped the Fund’s performance, with overweight positions to United Parcel Service, Inc. Class B, Caterpillar Inc. and Eaton Corp. Plc returning 41.23%, 17.36%, and 22.36%, respectively, during the 12-month period.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The Fund’s security selection was the primary detractor of performance. Security selection within the health care sector hurt the Fund’s performance, as the Fund owned CVS Health Corporation and Merck & Co., Inc., which returned -12.84% and -10.58%, respectively, while the health care sector as a whole returned 10.18% for the period. In addition, security selection within the communication services sector, with the Fund’s position in AT&T Inc. returning -25.01% for the 12-month period while the sector as a whole returned -3.62%, hurt performance.

References to specific securities should not be construed as a recommendation or investment advice and securities referenced may no longer be held in a Fund’s portfolio.

THE VALUE FUND

Performance Summary

October 31, 2020 (Unaudited)

The following is performance information for The Value Fund (“Value Fund”) for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is not subject to a sales charge, so a sales charge is not applied to its total returns. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. Please visit our website at www.commercefunds.com to obtain the most recent month-end returns.

Value Fund Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One Year	Five Years	Ten Years

Value Fund(a)	–7.69%	7.05%	10.68%

(a)	Returns reflect any applicable fee waivers or expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Russell 1000® Value Index, an unmanaged index, measures the performance of the large-cap value segment of the U.S. equity universe. It includes Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

THE VALUE FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 96.0%
Aerospace & Defense – 3.6%
33,500	General Dynamics Corp.	$ 4,399,555
12,000	Lockheed Martin Corp.	4,201,560

		8,601,115

Air Freight & Logistics – 1.8%
28,500	United Parcel Service, Inc. Class B	4,477,635

Beverages – 3.8%
35,000	PepsiCo, Inc.	4,665,150
95,000	The Coca-Cola Co.	4,565,700

		9,230,850

Biotechnology – 2.1%
23,500	Amgen, Inc.	5,098,090

Capital Markets – 7.2%
21,500	CME Group, Inc.	3,240,480
99,000	Morgan Stanley	4,766,850
60,500	Northern Trust Corp.	4,735,335
37,500	T. Rowe Price Group, Inc.	4,749,750

		17,492,415

Chemicals – 4.0%
43,000	Celanese Corp. Series A	4,880,930
60,000	Eastman Chemical Co.	4,850,400

		9,731,330

Commercial Banks – 7.4%
74,500	JPMorgan Chase & Co.	7,303,980
129,500	Truist Financial Corp.	5,454,540
133,000	U.S. Bancorp.	5,180,350

		17,938,870

Communications Equipment – 1.8%
119,985	Cisco Systems, Inc.	4,307,461

Containers & Packaging – 4.0%
117,000	International Paper Co.	5,118,750
94,500	Sonoco Products Co.	4,620,105

		9,738,855

Distributors – 1.8%
48,500	Genuine Parts Co.	4,385,855

Diversified Telecommunication Services – 4.6%
165,000	AT&T, Inc.	4,458,300
117,000	Verizon Communications, Inc.	6,667,830

		11,126,130

Electric Utilities – 3.2%
85,000	Duke Energy Corp.	7,829,350

Electrical Equipment – 3.9%
46,500	Eaton Corp. PLC	4,826,235
72,000	Emerson Electric Co.	4,664,880

		9,491,115

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 1.9%
72,000	WP Carey, Inc.	$ 4,507,920

Food Products – 3.9%
101,500	Archer-Daniels-Midland Co.	4,693,360
79,500	General Mills, Inc.	4,700,040

		9,393,400

Health Care Providers & Services – 3.8%
101,500	Cardinal Health, Inc.	4,647,685
80,000	CVS Health Corp.	4,487,200

		9,134,885

Hotels, Restaurants & Leisure – 1.9%
21,500	McDonald’s Corp.	4,579,500

Household Products – 3.6%
31,500	Kimberly-Clark Corp.	4,176,585
33,500	The Procter & Gamble Co.	4,592,850

		8,769,435

Industrial Conglomerates – 1.9%
29,000	3M Co.	4,638,840

Insurance – 4.0%
127,000	MetLife, Inc.	4,806,950
121,500	Principal Financial Group, Inc.	4,765,230

		9,572,180

IT Services – 3.8%
38,750	International Business Machines Corp.	4,326,825
60,500	Paychex, Inc.	4,976,125

		9,302,950

Machinery – 2.1%
32,000	Caterpillar, Inc.	5,025,600

Media – 2.1%
283,500	The Interpublic Group of Cos., Inc.	5,128,515

Multi-Utilities – 3.0%
90,000	Dominion Energy, Inc.	7,230,600

Oil, Gas & Consumable Fuels – 3.2%
111,500	Chevron Corp.	7,749,250

Pharmaceuticals – 7.7%
47,500	Johnson & Johnson	6,512,725
55,500	Merck & Co., Inc.	4,174,155
223,000	Pfizer, Inc.	7,912,040

		18,598,920

Semiconductors & Semiconductor Equipment – 2.0%
34,000	Texas Instruments, Inc.	4,916,060

Specialty Retail – 1.9%
17,000	The Home Depot, Inc.	4,534,070

TOTAL COMMON STOCKS
(Cost $221,103,858)		$232,531,196

The accompanying notes are an integral part of these financial statements.	9

THE VALUE FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Exchange Traded Fund – 3.6%
75,000	iShares Russell 1000 Value Index Fund
(Cost $8,768,509)		$ 8,754,750

Shares	Dividend Rate	Value

Investment Company – 0.5%
State Street Institutional US Government Money Market Fund — Premier Class
1,090,958	0.027%	$ 1,090,958
(Cost $1,090,958)

TOTAL INVESTMENTS – 100.1%
(Cost $230,963,325)		$242,376,904

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(230,623)

NET ASSETS – 100.0%		$242,146,281

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

PORTFOLIO COMPOSITION

	AS OF 10/31/20	AS OF 10/31/19

Financials	18.6%	20.4%
Health Care	13.6	15.1
Industrials	13.3	9.5
Consumer Staples	11.3	7.4
Materials	8.0	3.9
Information Technology	7.6	7.5
Communication Services	6.7	4.8
Utilities	6.2	3.9
Consumer Discretionary	5.6	9.5
Exchange Traded Fund	3.6	3.4
Energy	3.2	8.8
Real Estate	1.9	3.9
Investment Company	0.5	1.5

TOTAL INVESTMENTS	100.1%	99.6%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying investment categories of investment companies held by the Fund are not reflected in the table above. Consequently, the Fund’s overall investment category allocations may differ from the percentages contained in the table above.

The Fund is actively managed and, as such, its composition may differ over time.

10	The accompanying notes are an integral part of these financial statements.

THE MIDCAP GROWTH FUND

MidCap Growth Fund Overview

We present you with the annual report for The MidCap Growth Fund for the one-year period ended October 31, 2020.

A conversation with Joe Williams, Portfolio Manager of The MidCap Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the last year, we have witnessed three distinct price swings of mid-cap growth stocks, two up and one down. Of course, the sharp decline was caused by the beginning of the coronavirus pandemic. Companies that showed great promise early in 2020 had to quickly adapt to an economy that was shutting down in the spring. Companies centered around travel and entertainment have yet to recover. The Fund returned 13.08% over the 12-month period ended October 31, 2020, underperforming the Russell Midcap Growth Index’s (the “benchmark”) return of 21.14% during the same period.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The biggest adjustments made to the Fund’s sector allocations during the 12-month period were to account for the dramatic growth of the information technology sector. Technology companies played an important role in allowing workers and students to operate at home during the period. The information technology sector exposure in the Fund increased from 31.5% to 40.4% with the purchase Teradyne, Inc., Okta Inc., KLA Corporation, Proofpoint, Inc., Zebra Technologies Corporation, PTC Inc., Genpact Limited, IPG Photonics Corporation, EPAM systems, Inc., Leidos Holdings, Inc., Cognex Corporation, Monolithic Power Systems, Inc., Akamai Technologies, Inc., Dropbox, Inc. Class A, and Lumentum Holdings, Inc. In addition, the Fund’s exposure to the health care sector moved from 11.8% to 18.8%, as the sector was playing an important role in developing a vaccine and providing necessary care and prevention for COVID-19. Some new companies added to the Fund’s portfolio were Repligen Corporation, Penumbra, Inc., IQVIA Holdings Inc, Alnylam Pharmaceuticals, Inc., Guardant Health, Inc., Cardinal Health, Inc., and Seagen, Inc. The information technology and health care sectors were the two top-performing sectors for the period, returning 29.27% and 41.46%, respectively. The largest sector reduction in the Fund’s portfolio was made in consumer discretionary, which was hard hit from the shutdown of the economy and the slow rebound in consumer discretionary businesses. Companies sold from the Fund’s portfolio included Wendy’s Company, Advance Auto Parts, Inc., Hilton Worldwide Holdings Inc, Dollar General Corporation, Dunkin’ Brands Group, Inc., Bright Horizons Family Solution, Service Corporation International, Columbia Sportswear Company, and Hasbro, Inc. In addition, the Fund’s exposure to the industrials sector was reduced from 19.1% to 12.0% with the sale of Rockwell Automation, Inc., AMETEK, Inc., TransDigm Group Incorporated, United Airlines Holdings, Inc., Middleby Corporation, Armstrong World Industries, Inc., Fortive Corp., HEICO Corporation, and IDEX Corporation. The consumer discretionary and industrials sectors returned 14.40% and 9.43%, respectively, over the 12-month period.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund benefited from security selection within the consumer discretionary sector with overweight positions to Best Buy Co., Inc., Domino’s Pizza, Inc., Pool Corporation and Tractor Supply Company returning 59.67%, 40.50%, 70.33%, and 42.00%, respectively. Additionally, the energy sector was the worst-performing sector in the benchmark for the 12-month period, returning -29.99%. The benchmark had a small weight to the sector, however, the Fund’s zero allocation to the sector helped Fund performance.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The Fund’s security selection was the primary detractor of performance. Overweight positions to United Airlines Holdings, Inc., Middleby Corporation, ViacomCBS Inc. Class B, and Comerica Incorporated were down -62.73%, -17.70%, -17.60% and -25.97%, respectively, for the 12-month period and detracted from Fund performance. Additionally, the Fund’s sector allocation hurt performance with an underweight position to the best-performing sector, health care, which returned 41.46% for the period.

References to specific securities should not be construed as a recommendation or investment advice and securities referenced may no longer be held in a Fund’s portfolio.

THE MIDCAP GROWTH FUND

Performance Summary

October 31, 2020 (Unaudited)

The following is performance information for The MidCap Growth Fund (“MidCap Growth Fund”) for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is not subject to a sales charge, so a sales charge is not applied to its total returns. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. Please visit our website at www.commercefunds.com to obtain the most recent month-end returns.

MidCap Growth Fund Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One Year	Five Years	Ten Years

MidCap Growth Fund(a)	13.08%	13.20%	12.51%

(a)	Returns reflect any applicable fee waivers or expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Russell Midcap® Growth Index, an unmanaged index, measures the performance of the mid-cap growth segment at the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes, or expenses.

THE MIDCAP GROWTH FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 97.9%
Air Freight & Logistics – 1.0%
34,575	CH Robinson Worldwide, Inc.	$ 3,057,467

Biotechnology* – 2.2%
26,395	Alnylam Pharmaceuticals, Inc.	3,245,793
19,615	Seagen, Inc.	3,271,782

		6,517,575

Capital Markets – 5.0%
10,525	FactSet Research Systems, Inc.	3,225,912
22,020	Morningstar, Inc.	4,192,168
10,165	MSCI, Inc.	3,556,124
28,515	T. Rowe Price Group, Inc.	3,611,710

		14,585,914

Chemicals – 3.7%
33,825	FMC Corp.	3,475,181
44,155	RPM International, Inc.	3,738,604
23,945	The Scotts Miracle-Gro Co.	3,592,947

		10,806,732

Commercial Services & Supplies – 1.3%
66,472	Rollins, Inc.	3,845,405

Communications Equipment – 2.6%
48,195	Lumentum Holdings, Inc.*	3,985,245
23,200	Motorola Solutions, Inc.	3,666,992

		7,652,237

Distributors – 1.3%
11,350	Pool Corp.	3,970,570

Electrical Equipment – 1.3%
16,190	Rockwell Automation, Inc.	3,838,973

Electronic Equipment & Instruments – 6.6%
33,870	Amphenol Corp. Class A	3,821,891
31,870	CDW Corp.	3,907,262
57,520	Cognex Corp.	3,790,568
21,530	IPG Photonics Corp.*	4,003,719
14,040	Zebra Technologies Corp. Class A*	3,982,305

		19,505,745

Entertainment* – 2.4%
21,555	Take-Two Interactive Software, Inc.	3,339,300
397,710	Zynga, Inc. Class A	3,575,413

		6,914,713

Equity Real Estate Investment Trusts (REITs) – 2.6%
30,145	CoreSite Realty Corp.	3,598,107
33,870	Extra Space Storage, Inc.	3,927,227

		7,525,334

Food Products – 2.3%
18,635	McCormick & Co., Inc.	3,363,804
25,565	The Hershey Co.	3,514,165

		6,877,969

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – 4.0%
18,200	Penumbra, Inc.*	$ 4,750,746
10,695	The Cooper Cos., Inc.	3,412,240
13,350	West Pharmaceutical Services, Inc.	3,632,134

		11,795,120

Health Care Providers & Services – 4.9%
76,830	Cardinal Health, Inc.	3,518,046
7,350	Chemed Corp.	3,515,652
33,080	Guardant Health, Inc.*	3,528,313
19,790	Laboratory Corp. of America Holdings*	3,953,448

		14,515,459

Health Care Technology – 1.2%
52,160	Cerner Corp.	3,655,894

Hotels, Restaurants & Leisure – 2.3%
2,860	Chipotle Mexican Grill, Inc.*	3,436,233
8,515	Domino’s Pizza, Inc.	3,221,395

		6,657,628

Household Products – 3.4%
38,010	Church & Dwight Co., Inc.	3,359,704
111,240	Reynolds Consumer Products, Inc.	3,141,418
16,470	The Clorox Co.	3,413,407

		9,914,529

Interactive Media & Services* – 1.4%
34,070	Match Group, Inc.	3,978,695

IT Services – 14.0%
31,860	Akamai Technologies, Inc.*	3,030,523
41,810	Black Knight, Inc.*	3,677,189
42,395	Booz Allen Hamilton Holding Corp.	3,328,008
27,530	Broadridge Financial Solutions, Inc.	3,788,128
11,170	EPAM Systems, Inc.*	3,450,971
15,065	FleetCor Technologies, Inc.*	3,328,009
93,510	Genpact Ltd.	3,213,939
22,330	Jack Henry & Associates, Inc.	3,310,423
39,980	Leidos Holdings, Inc.	3,318,340
17,205	Okta, Inc.*	3,610,125
46,365	Paychex, Inc.	3,813,521
17,420	VeriSign, Inc.*	3,321,994

		41,191,170

Life Sciences Tools & Services – 6.5%
36,530	Agilent Technologies, Inc.	3,729,348
15,155	Bio-Techne Corp.	3,825,274
23,770	IQVIA Holdings, Inc.*	3,660,342
3,665	Mettler-Toledo International, Inc.*	3,657,340
25,150	Repligen Corp.*	4,189,235

		19,061,539

Machinery – 4.9%
76,415	Donaldson Co, Inc.	3,629,712
58,415	Graco, Inc.	3,615,889
19,425	Nordson Corp.	3,757,378

The accompanying notes are an integral part of these financial statements.	13

THE MIDCAP GROWTH FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
42,580	The Toro Co.	$ 3,495,818

		14,498,797

Professional Services* – 1.2%
4,295	CoStar Group, Inc.	3,537,405

Road & Rail – 2.3%
26,895	JB Hunt Transport Services, Inc.	3,274,197
27,865	Landstar System, Inc.	3,474,766

		6,748,963

Semiconductors & Semiconductor Equipment – 5.4%
51,605	Entegris, Inc.	3,858,506
19,070	KLA Corp.	3,760,223
13,555	Monolithic Power Systems, Inc.	4,332,178
46,130	Teradyne, Inc.	4,052,520

		16,003,427

Software – 11.7%
11,555	ANSYS, Inc.*	3,516,995
34,465	Cadence Design Systems, Inc.*	3,769,437
26,295	Citrix Systems, Inc.	2,978,435
187,420	Dropbox, Inc. Class A*	3,422,289
14,785	Palo Alto Networks, Inc.*	3,270,294
34,255	Proofpoint, Inc.*	3,279,574
43,840	PTC, Inc.*	3,677,299
17,465	Synopsys, Inc.*	3,735,065
154,780	Teradata Corp.*	2,843,309
10,530	Tyler Technologies, Inc.*	4,047,521

		34,540,218

Specialty Retail – 2.4%
33,595	Best Buy Co., Inc.	3,747,522
25,455	Tractor Supply Co.	3,390,861

		7,138,383

TOTAL COMMON STOCKS
(Cost $230,956,774)		$288,335,861

Exchange Traded Fund – 1.8%
30,175	iShares Russell Midcap Growth Index Fund
(Cost $4,665,089)		$ 5,222,689

Shares	Dividend Rate	Value

Investment Company – 0.4%
State Street Institutional US Government Money Market Fund — Premier Class
1,105,588	0.027%	$ 1,105,588
(Cost $1,105,588)

TOTAL INVESTMENTS – 100.1%
(Cost $236,727,451)		$294,664,138

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(336,414)

NET ASSETS – 100.0%		$294,327,724

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

PORTFOLIO COMPOSITION

	AS OF 10/31/20	AS OF 10/31/19

Information Technology	40.4%	31.5%
Health Care	18.8	11.8
Industrials	12.0	19.1
Consumer Discretionary	6.0	14.2
Consumer Staples	5.7	2.4
Financials	5.0	7.1
Communication Services	3.7	3.4
Materials	3.7	2.4
Real Estate	2.6	3.5
Exchange-Traded Funds	1.8	3.3
Investment Company	0.4	1.2

TOTAL INVESTMENTS	100.1%	99.9%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying investment categories of investment companies and exchange-traded funds held by the Fund are not reflected in the table above. Consequently, the Fund’s overall investment category allocations may differ from the percentages contained in the table above.

The Fund is actively managed and, as such, its composition may differ over time.

14	The accompanying notes are an integral part of these financial statements.

THE BOND FUND

Bond Fund Overview

We present you with the annual report for The Bond Fund for the one-year period ended October 31, 2020.

A conversation with Scott Colbert and Brent Schowe, Portfolio Managers of The Bond Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2020, the Fund generated a cumulative total return of 4.82%. This return compares to the 6.19% cumulative total return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”) during the same period.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: A key detractor to performance was the level of the Fund’s duration. Treasury yields across the curve declined and the Fund lagged in performance due to being short relative to the benchmark’s duration. The Fund’s Asset-Backed Securities (“ABS”) sector exposure was also a drag on performance during the period. After the spring pandemic shock to investment markets, the ABS sector did not recover in terms of pricing to the same degree as the other non-government sectors.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: Treasury and Corporate bond exposure in the Fund’s portfolio was increased over the past 12 months, while Mortgage-Back Securities (“MBS”) exposure was reduced. Record low mortgage rates led to elevated refinancing activity and accelerated pre-payments on MBS, leading to the decline in the Fund’s exposure to the MBS sector.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Gradually increasing exposure to the Corporate bond sector in the later half of the period helped enhance the

Fund’s returns. As the bond market improved after the spring shock of COVID-19, spreads (i.e., risk premium above Treasury yields) tightened, resulting in prices generally rising for Corporate bonds.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Being underweighted the Treasury sector detracted from the Fund’s performance over the 12-month period. A significant decline in Treasury yields across the curve helped Treasuries finish as the top-performing sector over the period. Adjustments to move the Fund’s duration from short to neutral relative to its benchmark during the last three months of the period did not contribute positively to Fund performance. Treasury yields began to rise during this three-month period.

THE BOND FUND

Performance Summary

October 31, 2020 (Unaudited)

The following is performance information for The Bond Fund (“Bond Fund”) for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is not subject to a sales charge, so a sales charge is not applied to its total returns. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. Please visit our website at www.commercefunds.com to obtain the most recent month-end returns.

Bond Fund 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One Year	Five Years	Ten Years

Bond Fund(a)	4.82%	4.15%	3.94%

(a)	Returns reflect any applicable fee waivers or expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. The Index figures do not reflect any deduction for fees, taxes or expenses.

THE BOND FUND

Schedule of Investments

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 46.0%
Aerospace/Defense – 0.5%
Boeing Co.(a)
$ 3,000,000	5.805%		05/01/50	$3,533,124

United Technologies Corp.
2,000,000	5.700		04/15/40	2,805,500

				6,338,624

Auto Manufacturers – 2.2%
BMW Finance NV(a)(b)
4,000,000	2.400		08/14/24	4,199,304

BorgWarner, Inc.(a)
1,000,000	3.375		03/15/25	1,090,248

Ford Motor Co.(a)
2,000,000	4.346		12/08/26	2,014,620

Ford Motor Credit Co. LLC
2,500,000	4.134		08/04/25	2,483,275

General Motors Co.(a)
3,450,000	6.600		04/01/36	4,336,124

General Motors Financial Co., Inc.(a)
2,000,000	3.950		04/13/24	2,136,228

PACCAR Financial Corp.
5,000,000	2.150		08/15/24	5,265,327

Toyota Motor Credit Corp.
1,800,000	0.350		10/14/22	1,800,288

Volkswagen Group of America Finance LLC(b)
4,000,000	4.750		11/13/28	4,778,466

				28,103,880

Banks – 7.8%
Bank of America Corp.
3,000,000	4.000		01/22/25	3,335,456

(3M USD LIBOR + 1.040%),
6,749,000	3.419	(a)(c)	12/20/28	7,497,599

BB&T Corp.(a)
5,455,000	2.500		08/01/24	5,812,713

Citigroup, Inc.
3,000,000	5.500		09/13/25	3,556,338
3,500,000	4.450		09/29/27	4,038,244

Cooperatieve Rabobank UA
3,100,000	2.750		01/10/23	3,254,731

Credit Suisse AG
3,000,000	3.000		10/29/21	3,080,437

Deutsche Bank AG
2,000,000	3.125		01/13/21	2,008,457

HSBC Holdings PLC
3,130,000	6.100		01/14/42	4,512,241

HSBC USA, Inc.
1,052,000	9.300		06/01/21	1,098,342

Huntington Bancshares, Inc.(a)
5,000,000	2.550		02/04/30	5,208,713

JPMorgan Chase & Co.
2,520,000	5.600		07/15/41	3,674,911

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)

(3M USD LIBOR + 1.000%),
$ 150,000	1.215	%(c)	04/26/23	$150,650

(3M USD LIBOR + 1.160%),
1,650,000	3.702	(a)(c)	05/06/30	1,884,294

(3M USD LIBOR + 1.330%),
2,000,000	4.452	(a)(c)	12/05/29	2,393,199

(3M USD LIBOR + 3.470%),
2,222,000	3.684	(a)(c)	12/29/49	2,094,235

KeyBank NA
5,700,000	3.400		05/20/26	6,336,836

Mitsubishi UFJ Financial Group, Inc.
3,000,000	3.777		03/02/25	3,348,732

Northern Trust Corp.(a)
5,438,000	3.150		05/03/29	6,136,057

PNC Bank NA
2,500,000	2.950	(a)	01/30/23	2,630,529
3,830,000	4.050		07/26/28	4,459,085

The PNC Financial Services Group, Inc.(a)(c) (3M USD LIBOR + 3.678%)
2,500,000	6.750		07/29/49	2,567,688

Truist Financial Corp.(a)
2,265,000	1.125		08/03/27	2,232,556

U.S. Bancorp(a)
2,050,000	3.600		09/11/24	2,269,800

UBS Group Funding Switzerland AG(a)(b)(c) (3M USD LIBOR + 0.954%)
2,750,000	2.859		08/15/23	2,849,189

Wells Fargo & Co.
2,500,000	4.100		06/03/26	2,827,813
1,500,000	4.650		11/04/44	1,818,429
5,000,000	4.750		12/07/46	6,152,952

Wells Fargo Bank NA(d)
2,000,000	6.180		02/15/36	2,614,074

				99,844,300

Beverages – 1.0%
Anheuser-Busch InBev Worldwide, Inc.(a)
6,000,000	4.439		10/06/48	6,976,767

PepsiCo, Inc.(a)
2,190,000	4.450		04/14/46	2,889,508

The Coca Cola Co.
2,325,000	1.450		06/01/27	2,385,979

				12,252,254

Biotechnology(a)(b) – 0.2%
Amgen, Inc.
3,175,000	2.770		09/01/53	3,009,001

Chemicals(a) – 0.6%
Air Products and Chemicals, Inc.
2,000,000	1.850		05/15/27	2,089,573

The accompanying notes are an integral part of these financial statements.	17

THE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Chemicals(a) – (continued)
PPG Industries, Inc.
$ 2,355,000	2.400%	08/15/24	$2,494,277

Praxair, Inc.
2,740,000	3.200	01/30/26	3,053,615

			7,637,465

Commercial Services – 1.1%
Emory University(a)
2,000,000	1.566	09/01/25	2,044,090

Henry J. Kaiser Family Foundation
6,250,000	3.356	12/01/25	6,583,445

Northwestern University
1,000,000	4.643	12/01/44	1,307,609

The Corp. of Gonzaga University
3,500,000	4.158	04/01/46	3,800,274

			13,735,418

Distribution/Wholesale(a) – 0.3%
WW Grainger, Inc.
3,260,000	4.600	06/15/45	4,173,854

Diversified Financial Services – 3.1%
Air Lease Corp.(a)
2,500,000	3.000	09/15/23	2,547,774

Aircastle Ltd.(a)
1,000,000	4.250	06/15/26	940,224

American Express Co.(a)
3,115,000	3.125	05/20/26	3,475,436

Brookfield Finance, Inc.(a)
2,000,000	4.250	06/02/26	2,303,503

Capital One Bank USA NA(a)(c) (SOFR + 0.911%)
4,000,000	2.280	01/28/26	4,148,368

CDP Financial, Inc.(b)
1,000,000	3.150	07/24/24	1,095,197

CME Group, Inc.
1,685,000	3.000	09/15/22	1,768,387

Franklin Resources, Inc.
5,000,000	2.850	03/30/25	5,430,961

Invesco Finance PLC
6,509,000	3.125	11/30/22	6,853,237

Janus Capital Group, Inc.(a)
3,000,000	4.875	08/01/25	3,436,704

Legg Mason, Inc.
3,895,000	5.625	01/15/44	5,335,969

The Charles Schwab Corp.
2,500,000	3.225	09/01/22	2,629,309

			39,965,069

Electric – 3.9%
Arizona Public Service Co.
2,150,000	6.875	08/01/36	3,162,961

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Consumers Energy Co.(a)
$ 3,290,000	3.950%		07/15/47	$4,026,695

Duke Energy Progress LLC(a)
2,000,000	2.800		05/15/22	2,063,927

Emerson Electric Co.
2,545,000	0.875	(a)	10/15/26	2,519,834
2,000,000	1.800	(a)	10/15/27	2,077,302
1,000,000	6.125		04/15/39	1,418,580

Entergy Louisiana LLC(a)
3,000,000	3.780		04/01/25	3,302,252

Gulf Power Co.(a)
1,250,000	4.550		10/01/44	1,530,225

Louisville Gas & Electric Co.(a)
1,850,000	4.650		11/15/43	2,250,020

National Grid USA
3,375,000	8.000		11/15/30	4,726,480

Ohio Power Co.
2,870,000	5.850		10/01/35	4,070,012

Pacific Gas and Electric Co.(a)
1,000,000	4.550		07/01/30	1,077,660
1,000,000	4.950		07/01/50	1,053,622

PacifiCorp
1,900,000	6.100		08/01/36	2,715,114

PPL Electric Utilities Corp.(a)
1,025,000	4.750		07/15/43	1,336,053

PSEG Power LLC
5,500,000	8.625		04/15/31	8,000,788

Southern California Edison Co.
1,000,000	5.550		01/15/37	1,215,221

Wisconsin Public Service Corp.(a)
3,000,000	3.300		09/01/49	3,247,365

				49,794,111

Electronics(a) – 0.2%
PerkinElmer, Inc.
2,410,000	3.300		09/15/29	2,660,048

Food(a)(b) – 0.3%
Nestle Holdings, Inc.
3,870,000	0.625		01/15/26	3,832,721

Gas(a) – 0.6%
Atmos Energy Corp.
1,400,000	4.125		03/15/49	1,749,253

Boston Gas Co.(b)
1,000,000	3.001		08/01/29	1,087,747

Northwest Natural Gas Co.
4,650,000	3.869		06/15/49	5,144,937

				7,981,937

18	The accompanying notes are an integral part of these financial statements.

THE BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare-Services – 2.4%
Adventist Health System(a)
$ 7,000,000	2.952%		03/01/29	$7,244,362

Ascension Health
3,000,000	2.532	(a)	11/15/29	3,179,470
1,500,000	3.945		11/15/46	1,807,807

Baptist Health South Florida, Inc.
3,695,000	4.342		11/15/41	4,233,516

Community Health Network, Inc.
2,225,000	4.237		05/01/25	2,469,135

Mayo Clinic
2,600,000	3.774		11/15/43	3,008,313

SSM Health Care Corp.(a)
3,000,000	3.688		06/01/23	3,216,139
4,990,000	3.823		06/01/27	5,503,703

				30,662,445

Insurance – 3.9%
American International Group, Inc.(a)
2,000,000	3.750		07/10/25	2,241,509

Arch Capital Group Ltd.
2,149,000	7.350		05/01/34	3,229,201

Berkshire Hathaway Finance Corp.(a)
4,220,000	4.200		08/15/48	5,290,760

Guardian Life Global Funding(b)
2,000,000	2.000		04/26/21	2,017,003

Loews Corp.
3,000,000	6.000		02/01/35	4,117,505

MassMutual Global Funding II(b)
6,150,000	2.950		01/11/25	6,676,823

MetLife, Inc.(a)
2,055,000	10.750		08/01/39	3,355,150

Metropolitan Life Global Funding I(b)
1,360,000	2.400		06/17/22	1,404,342

Prudential Financial, Inc.(a)(c) (3M USD LIBOR + 4.175%)
2,000,000	5.875		09/15/42	2,115,758

Reinsurance Group of America, Inc.
2,100,000	5.000		06/01/21	2,156,047
2,000,000	3.950	(a)	09/15/26	2,247,744

Reliance Standard Life Global Funding II(b)
1,750,000	2.750		01/21/27	1,827,790

Teachers Insurance & Annuity Association of America(a)(b)
3,000,000	4.270		05/15/47	3,517,554

The Prudential Insurance Co. of America(b)
2,775,000	8.300		07/01/25	3,585,384

The Travelers Cos., Inc.(a)
2,000,000	4.100		03/04/49	2,517,087

Travelers Property Casualty Corp.
1,493,000	7.750		04/15/26	1,962,849

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
Voya Financial, Inc.
$ 1,800,000	3.650%		06/15/26	$2,041,708

				50,304,214

Internet(a) – 0.2%

Booking Holdings, Inc.
1,750,000	3.600		06/01/26	1,941,581

TD Ameritrade Holding Corp.
1,225,000	2.750		10/01/29	1,350,259

				3,291,840

Machinery-Constr&Mining – 0.4%
Caterpillar Financial Services Corp.
4,680,000	0.450		09/14/23	4,678,416

Machinery-Diversified(a) – 0.3%
Rockwell Automation, Inc.
3,000,000	3.500		03/01/29	3,499,903

Media – 0.7%
CBS Corp.
2,500,000	7.875		09/01/23	2,947,196

Comcast Corp.
1,250,000	6.400		05/15/38	1,891,892
1,500,000	2.450	(a)	08/15/52	1,375,346

The Walt Disney Co.
1,000,000	3.700		03/23/27	1,141,802
1,000,000	7.125		04/08/28	1,356,607

				8,712,843

Metal Fabricate/Hardware – 0.3%
The Timken Co.
2,750,000	6.875		05/08/28	3,413,099

Miscellaneous Manufacturing – 0.6%
General Electric Co.
1,500,000	4.500		03/11/44	1,631,960

(3M USD LIBOR + 3.330%),
3,748,000	5.000	(a)(c)	12/29/49	3,035,880

Siemens Financieringsmaatschappij NV(b)
3,000,000	2.700		03/16/22	3,098,242

				7,766,082

Oil-Field Services – 3.8%
Apache Corp.
2,835,000	5.100	(a)	09/01/40	2,602,572
1,360,000	7.375		08/15/47	1,312,400

BP Capital Markets America, Inc.
3,250,000	2.750		05/10/23	3,427,491
4,000,000	3.543	(a)	04/06/27	4,439,054

Equinor ASA
1,795,000	6.800		01/15/28	2,390,678

The accompanying notes are an integral part of these financial statements.	19

THE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil-Field Services – (continued)
Exxon Mobil Corp.(a)
$ 3,000,000	2.726%		03/01/23	$3,148,051

Halliburton Co.(a)
5,000,000	5.000		11/15/45	4,954,451

HollyFrontier Corp.(a)
3,850,000	5.875		04/01/26	4,093,744

Phillips 66(a)
3,000,000	4.650		11/15/34	3,387,139

Saudi Arabian Oil Co.(b)
5,000,000	3.500		04/16/29	5,516,437

Schlumberger Investment SA(a)
3,600,000	2.650		06/26/30	3,623,469

Tosco Corp.
2,095,000	8.125		02/15/30	3,024,281

Valero Energy Corp.(a)
6,000,000	2.850		04/15/25	6,146,406

				48,066,173

Paper and Forest Products – 0.8%
Georgia-Pacific LLC(a)(b)
5,000,000	2.100		04/30/27	5,208,757

International Paper Co.
2,925,000	8.700		06/15/38	4,478,566

				9,687,323

Pharmaceuticals – 1.7%
Bristol-Myers Squibb Co.(a)
3,250,000	3.900		02/20/28	3,816,481

CVS Pass-Through Trust(b)
2,511,194	7.507		01/10/32	3,101,620

Johnson & Johnson
4,970,000	5.950		08/15/37	7,573,584

Pfizer, Inc.
2,900,000	7.200		03/15/39	4,808,367
2,500,000	2.700	(a)	05/28/50	2,552,565

				21,852,617

Pipelines – 1.7%
DCP Midstream Operating LP
3,397,000	8.125		08/16/30	3,872,580

Energy Transfer Operating LP(a)
3,000,000	4.900		03/15/35	2,951,173

Kinder Morgan Energy Partners LP
4,175,000	5.800		03/15/35	4,972,122

Tennessee Gas Pipeline Co. LLC
628,000	8.375		06/15/32	855,490
1,450,000	7.625		04/01/37	1,915,376

TransCanada PipeLines Ltd.(a)
2,500,000	4.875		01/15/26	2,932,179

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
Transcanada Trust(a)(c)
(3M USD LIBOR + 3.208%)
$ 4,660,000	5.300%	03/15/77	$4,625,050

			22,123,970

Real Estate – 3.8%
Columbia Property Trust Operating Partnership LP(a)
2,485,000	4.150	04/01/25	2,595,494

ERP Operating LP(a)
1,505,000	2.850	11/01/26	1,651,358

Healthcare Realty Trust, Inc.(a)
1,075,000	2.050	03/15/31	1,054,380

Mid-America Apartments LP(a)
1,860,000	4.300	10/15/23	2,025,928
1,700,000	3.600	06/01/27	1,891,399

National Retail Properties, Inc.(a)
1,000,000	3.900	06/15/24	1,079,409

Office Properties Income Trust(a)
4,000,000	4.250	05/15/24	4,056,990

Omega Healthcare Investors, Inc.(a)
4,500,000	4.750	01/15/28	4,893,120

Piedmont Operating Partnership LP(a)
1,290,000	3.400	06/01/23	1,333,883
2,800,000	4.450	03/15/24	2,959,694

Post Apartment Homes LP(a)
1,500,000	3.375	12/01/22	1,566,383

SBA Tower Trust(b)
3,520,000	3.448	03/15/23	3,748,177
1,575,000	2.836	01/15/25	1,668,673

Scentre Group Trust 1/Scentre Group Trust 2(a)(b)
4,000,000	3.750	03/23/27	4,263,962

Simon Property Group LP(a)
2,815,000	3.750	02/01/24	3,037,606

STORE Capital Corp.(a)
2,000,000	4.500	03/15/28	2,150,523

Ventas Realty LP(a)
2,910,000	3.500	02/01/25	3,167,628

VEREIT Operating Partnership LP(a)
2,400,000	3.950	08/15/27	2,593,893

Washington Real Estate Investment Trust(a)
1,580,000	3.950	10/15/22	1,634,304

Weingarten Realty Investors(a)
1,000,000	3.850	06/01/25	1,058,206

			48,431,010

Retail(a) – 0.1%
Advance Auto Parts, Inc.
1,135,000	1.750	10/01/27	1,126,732

Semiconductors(a) – 1.3%
Broadcom, Inc.
3,500,000	4.250	04/15/26	3,934,561

20	The accompanying notes are an integral part of these financial statements.

THE BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Semiconductors(a) – (continued)
Maxim Integrated Products, Inc.
$ 5,016,000	3.375%		03/15/23	$5,296,695

QUALCOMM, Inc.
2,930,000	3.250		05/20/27	3,259,846
Texas Instruments, Inc.
2,925,000	3.875		03/15/39	3,570,287

				16,061,389

Software(a) – 0.2%
Adobe, Inc.
2,000,000	2.150		02/01/27	2,129,821

Telecommunications – 0.9%
Bell Canada, Inc.(a)
2,600,000	4.464		04/01/48	3,247,787

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC(b)
2,000,000	4.738		09/20/29	2,175,440

Verizon Communications, Inc.
4,748,000	4.329		09/21/28	5,699,334

				11,122,561

Transportation – 1.1%
Burlington Northern Santa Fe LLC(a)
1,220,000	4.950		09/15/41	1,601,980

Canadian National Railway Co.
1,190,000	6.200		06/01/36	1,785,927
1,310,000	2.450	(a)	05/01/50	1,273,262

Canadian Pacific Railway Co.
1,980,000	5.750		01/15/42	2,776,516
2,500,000	6.125	(a)(e)	09/15/15	3,757,633

Kansas City Southern(a)
1,000,000	4.950		08/15/45	1,146,292
1,500,000	4.700		05/01/48	1,728,863

The Kansas City Southern Railway Co.(a)
500,000	4.950		08/15/45	573,146

				14,643,619

TOTAL CORPORATE OBLIGATIONS
(Cost $543,316,514)				$586,902,739

Asset-Backed Securities – 15.5%
Automotive(b) – 3.1%
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A
$ 1,733,333	2.630%		12/20/21	$1,736,144

Avis Budget Rental Car Funding AESOP LLC Series 2017-2A, Class A
2,180,000	2.970		03/20/24	2,244,343

Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A
4,150,000	3.700		09/20/24	4,361,948

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Automotive(b) – (continued)
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class A
$11,100,000	2.360%	03/20/26	$11,397,272

Avis Budget Rental Car Funding AESOP LLC Series2020-2A, Class A
2,080,000	2.020	02/20/27	2,099,360

Ford Credit Auto Owner Trust Series 2016-1, Class A
7,000,000	2.310	08/15/27	7,040,140

Ford Credit Auto Owner Trust Series 2017-1, Class A
2,500,000	2.620	08/15/28	2,570,330
Ford Credit Auto Owner Trust Series 2018-1, Class A
5,000,000	3.190	07/15/31	5,457,005

Hertz Vehicle Financing II LP Series 2018-1A, Class A
901,498	3.290	02/25/24	905,303

Hertz Vehicle Financing II LP Series 2019-1A, Class A
1,397,662	3.710	03/25/23	1,398,474

			39,210,319

Home Equity – 0.5%
Accredited Mortgage Loan Trust Series 2004-4, Class A1B(c)
(1M USD LIBOR + 0.780%)
789,301	0.929	01/25/35	781,086

Ameriquest Mortgage Securities, Inc. Series 2004-FR1W, Class A6(f)
507,247	4.131	05/25/34	518,591

EquiFirst Mortgage Loan Trust Series 2003-2, Class 2A2(f)
202,713	4.250	09/25/33	212,667

Morgan Stanley ABS Capital I, Inc. Trust Series 2005-HE1, Class M1(c)
(1M USD LIBOR + 0.675%)
2,777,700	0.824	12/25/34	2,676,914

Renaissance Home Equity Loan Trust Series 2005-3, Class AF4(f)
836,963	5.140	11/25/35	875,918

Southern Pacific Secured Asset Corp. Series 1998-2, Class A7(f)
1,186,095	7.490	07/25/29	1,232,618

			6,297,794

Manufactured Housing – 0.0%
Green Tree Financial Corp. Series 1998-3, Class A5
231,336	6.220	03/01/30	235,101

Green Tree Financial Corp. Series 1998-3, Class A6(c)(g)
28,895	6.760	03/01/30	29,353

Mid-State Trust Series 2011, Class A1
157,807	4.864	07/15/38	168,317

			432,771

Other – 10.1%
AFN LLC Series 2019-1A, Class A1(b)
4,929,167	3.780	05/20/49	4,974,376

The accompanying notes are an integral part of these financial statements.	21

THE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Other – (continued)
ARL Second LLC Series 2014-1A, Class A1(b)
$ 1,025,497	2.920%	06/15/44	$1,019,081

CAL Funding IV Ltd. Series 2020-1A, Class A(b)
5,957,500	2.220	09/25/45	5,959,842

Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-3, Class 1A5(f)
1,091,822	5.907	06/25/32	1,094,134

Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-1, Class 2A2(c)
(1M USD LIBOR + 0.460%)
4,050,892	0.609	12/25/33	3,735,940

Countrywide Asset-Backed Certificates Series 2007-QH1, Class A1(b)(c)
(1M LIBOR + 0.200%)
474,329	0.349	02/25/37	445,419

Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A23(b)
6,305,000	4.118	07/25/47	6,756,123

Global SC Finance VII S.r.l. Series 2020-2A, Class A(b)
5,300,000	2.260	11/19/40	5,307,471

GreatAmerica Leasing Receivables Funding LLC Series 2018-1, Class A3(b)
124,624	2.600	06/15/21	124,771

Harvest SBA Loan Trust Series 2018-1, Class A(b)(c)
(1M USD LIBOR + 2.250%)
3,149,570	2.399	08/25/44	3,022,549

Home Partners of America Trust Series 2019-1, Class A(b)
7,590,031	2.908	09/17/39	7,893,632

Invitation Homes Trust Series 2018-SFR2, Class A(b)(c)
(1M USD LIBOR + 0.900%)
4,089,239	1.048	06/17/37	4,071,259

Jimmy Johns Funding LLC Series 2017-1A, Class A2I(b)
1,620,833	3.610	07/30/47	1,619,942

Long Beach Mortgage Loan Trust Series 2003-4, Class AV1(c) (1M USD LIBOR + 0.620%)
183,771	0.769	08/25/33	178,633

Longtrain Leasing III LLC Series 2015-1A, Class A1(b)
2,526,059	2.980	01/15/45	2,573,874

Longtrain Leasing III LLC Series 2015-1A, Class A2(b)
4,900,951	4.060	01/15/45	4,987,154

NP SPE II LLC Series 2016-1A, Class A1(b)
2,284,183	4.164	04/20/46	2,386,010

Progress Residential Trust Series 2020-SFR2, Class A(b)
1,000,000	2.078	06/17/37	1,018,729

Sofi Consumer Loan Program Trust Series 2018-3, Class A2(b)
2,176,119	3.670	08/25/27	2,195,565

State of Hawaii Department of Business Economic Development & Tourism Series 2014-A, Class A2
7,796,321	3.242	01/01/31	8,323,352

Structured Asset Investment Loan Trust Series 2003-BC5, Class M1(c)
(1M USD LIBOR + 1.125%)
326,142	1.274	06/25/33	325,824

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Other – (continued)
Structured Asset Securities Corp. Series 2005-9XS, Class 1A3A(f)
$ 194,122	5.750%	06/25/35	$200,047

Tif Funding II LLC Series 2020-1A, Class A(b)
2,271,250	2.090	08/20/45	2,272,946

Towd Point Mortgage Trust Series 2015-1, Class 1A2(b)(c)(g)
5,000,000	3.250	11/25/60	5,188,691

Towd Point Mortgage Trust Series 2015-4, Class A1B(b)(c)(g)
984,569	2.750	04/25/55	989,933

Towd Point Mortgage Trust Series 2016-2, Class A1(b)(c)(g)
548,657	3.000	08/25/55	563,182

Towd Point Mortgage Trust Series 2016-3, Class A1(b)(c)(g)
1,445,685	2.250	04/25/56	1,462,669

Towd Point Mortgage Trust Series 2017-3, Class A2(b)(c)(g)
1,850,000	3.000	07/25/57	1,965,073

Towd Point Mortgage Trust Series 2018-2,Class A2(b)(c)(g)
5,500,000	3.500	03/25/58	5,849,867

Trafigura Securitisation Finance PLC Series 2018-1A, Class A2(b)
4,335,000	3.730	03/15/22	4,382,773

Trinity Rail Leasing 2020 LLC Series 2020-2A, Class A2(b)(h)
10,315,000	2.560	11/19/27	10,319,432

Trinity Rail Leasing LLC Series 2019-1A, Class A(b)
4,680,233	3.820	04/17/49	4,854,826

Trinity Rail Leasing LLC Series 2019-2A, Class A2(b)
3,000,000	3.100	10/18/49	3,084,272

Triton Container Finance VIII LLC Series 2020-1A, Class A(b)
6,205,729	2.110	09/20/45	6,204,076

Vantage Data Centers LLC Series 2020-1A, Class A2(b)
8,250,000	1.645	09/15/45	8,198,758

Wendy’s Funding LLC Series 2019-1A, Class A2I(b)
2,932,500	3.783	06/15/49	3,090,914

Wendys Funding LLC Series 2018-1A, Class A2I(b)
2,917,500	3.573	03/15/48	3,002,574

			129,643,713

Student Loan – 1.8%
DRB Prime Student Loan Trust Series 2016-B, Class A2(b)
779,260	2.890	06/25/40	793,756

DRB Prime Student Loan Trust Series 2017-A, Class A2B(b)
1,943,962	2.850	05/27/42	1,974,852

Massachusetts Educational Financing Authority Series 2018-A, Class A
3,033,684	3.850	05/25/33	3,119,447

Navient Private Education Loan Trust Series 2015-AA, Class A2A(b)
2,879,209	2.650	12/15/28	2,924,345

Navient Private Education Refi Loan Trust Series 2018-A, Class A2(b)
845,663	3.190	02/18/42	863,464

Sofi Professional Loan Program LLC Series 2016-B, Class A2B(b)
1,015,868	2.740	10/25/32	1,034,818

22	The accompanying notes are an integral part of these financial statements.

THE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan – (continued)
Sofi Professional Loan Program LLC Series 2016-E, Class A2B(b)
$ 1,578,880	2.490%	01/25/36	$1,599,970

Sofi Professional Loan Program Trust Series 2018-C, Class A2FX(b)
6,000,000	3.590	01/25/48	6,323,371

South Carolina Student Loan Corp. Series 2015-A, Class A(c)
(1M USD LIBOR + 1.500%)
2,132,354	1.649	01/25/36	2,130,766

Towd Point Asset Trust Series 2018-SL1, Class A(b)(c)
(1M USD LIBOR + 0.600%)
1,833,148	0.749	01/25/46	1,806,704

			22,571,493

TOTAL ASSET-BACKED SECURITIES
(Cost $192,568,363)			$198,156,090

Mortgage-Backed Obligations – 13.7%
Collateralized Mortgage Obligations – 11.8%
Adjustable Rate Mortgage Trust Series 2004-5, Class 3A1(c)(g)
$ 79,957	3.609%	04/25/35	$79,807

Agate Bay Mortgage Loan Trust Series 2014-3, Class A2(b)(c)(g)
1,616,826	3.500	11/25/44	1,664,884

Agate Bay Mortgage Loan Trust Series 2015-3, Class A8(b)(c)(g)
72,261	3.000	04/25/45	72,285

Agate Bay Mortgage Loan Trust Series 2016-2, Class A3(b)(c)(g)
622,097	3.500	03/25/46	641,058

Banc of America Alternative Loan Trust Series 2005-10, Class 6A1
6,853	5.500	11/25/20	6,086

Banc of America Alternative Loan Trust Series 2006-3, Class 6A1
2,319	6.000	04/25/36	2,314

Bear Stearns Alt-A Trust Series 2005-9, Class 25A1(c)(g)
1,093,739	3.148	11/25/35	905,613

Bear Stearns Asset Backed Securities Trust Series 2003-AC7, Class A2(f)
220,899	5.750	01/25/34	227,564

Citicorp Mortgage Securities Trust, Inc. Series 2006-4, Class 3A1
2,081	5.500	08/25/21	2,086

Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2, Class 1CB2
536,015	6.750	08/25/34	578,732

Citigroup Mortgage Loan Trust, Inc. Series 2005-10, Class 1A5A(c)(g)
128,605	3.783	12/25/35	118,518

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Citigroup Mortgage Loan Trust, Inc. Series 2007-AR5, Class 1A3A(c)(g)
$ 70,706	4.027%	04/25/37	$66,611

Citigroup Mortgage Loan Trust, Inc. Series 2015-A, Class A1(b)(c)(g)
668,982	3.500	06/25/58	686,088

Countrywide Alternative Loan Trust Series 2004-18CB, Class 3A1
23,518	5.250	09/25/19	23,471

Countrywide Alternative Loan Trust Series 2005-J1, Class 3A1
13,772	6.500	08/25/32	14,068

Countrywide Alternative Loan Trust Series 2007-J2, Class 2A1
10,889	6.000	07/25/37	11,032

Countrywide Home Loans Trust Series 2005-27, Class 2A1
531,018	5.500	12/25/35	381,682

Countrywide Home Loans Trust Series 2005-6, Class 2A1
98,516	5.500	04/25/35	93,365

Countrywide Home Loans Trust Series 2005-7, Class 1A1(c) (1M USD LIBOR + 0.540%)
645,917	0.689	03/25/35	640,472

CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A4
146,722	5.250	07/25/33	152,759

CSMC Trust Series 2013-6, Class 1A1(b)(c)(g)
8,295,562	2.500	07/25/28	8,580,219

CSMC Trust Series 2014-WIN2, Class A3(b)(c)(g)
1,256,899	3.500	10/25/44	1,301,494

CSMC Trust Series 2017-HL2, Class A1(b)(c)(g)
2,009,595	3.500	10/25/47	2,069,834

CSMC Trust Series 2017-HL2, Class A3(b)(c)(g)
972,282	3.500	10/25/47	976,289

EverBank Mortgage Loan Trust Series 2013-2, Class A(b)(c)(g)
1,632,959	3.000	06/25/43	1,708,705

FHLMC REMIC Series 1579, Class PM
27,025	6.700	09/15/23	28,723

FHLMC REMIC Series 2103, Class TE
38,481	6.000	12/15/28	44,150

FHLMC REMIC Series 2110, Class PG
176,077	6.000	01/15/29	200,036

FHLMC REMIC Series 2391, Class Z
465,299	6.000	12/15/31	528,284

FHLMC REMIC Series 2603, Class C
92,049	5.500	04/15/23	95,287

FHLMC REMIC Series 2866, Class DH
18,553	4.000	09/15/34	18,639

FHLMC REMIC Series 4088, Class EP
1,790,585	2.750	09/15/41	1,852,467

FHLMC REMIC Series 4272, Class DG
682,109	3.000	04/15/43	700,903

FHLMC REMIC Series 4370, Class PA
532,686	3.500	09/15/41	561,632

The accompanying notes are an integral part of these financial statements.	23

THE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
FHLMC REMIC Series 4679, Class DY
$ 264,429	3.500%	07/15/42	$272,498

FHLMC REMIC Series 4710, Class WA
242,687	3.500	03/15/44	245,598

FHLMC REMIC Series 4729, Class AG
2,365,000	3.000	01/15/44	2,409,457

FHLMC REMIC Series 4770, Class JH
817,439	4.500	10/15/45	843,994

FHLMC REMIC Series 4792, Class AC
564,734	3.500	05/15/48	585,525

FHLMC REMIC Series 4840, Class MB
8,505,855	4.500	09/15/46	9,030,419

FHLMC REMIC Series 4841, Class VH
4,217,000	4.500	10/15/37	4,528,300

FHLMC REMIC Series 5020, Class KW
6,000,000	2.000	09/25/45	6,188,682

First Horizon Alternative Mortgage Securities Series 2006-RE1, Class A1
929,442	5.500	05/25/35	812,890

Flagstar Mortgage Trust Series 2017-2, Class A5(b)(c)(g)
349,027	3.500	10/25/47	349,896

Flagstar Mortgage Trust Series 2018-2, Class A4(b)(c)(g)
3,683,940	3.500	04/25/48	3,723,138

Flagstar Mortgage Trust Series 2019-1INV, Class A3(b)(c)(g)
3,713,856	3.500	10/25/49	3,846,069

FNMA REMIC Series 2001-45, Class WG
36,310	6.500	09/25/31	40,524

FNMA REMIC Series 2003-117, Class KB
2,008,012	6.000	12/25/33	2,372,010

FNMA REMIC Series 2003-14, Class AP
19,448	4.000	03/25/33	20,376

FNMA REMIC Series 2004-53, Class NC
134,318	5.500	07/25/24	140,537

FNMA REMIC Series 2015-2, Class PA
2,516,056	2.250	03/25/44	2,594,001

FNMA REMIC Series 2015-30, Class JA
1,896,378	2.000	05/25/45	1,955,594

FNMA REMIC Series 2016-16, Class PD
2,249,863	3.000	12/25/44	2,329,799

FNMA REMIC Series 2017-110, Class A
9,700,776	3.500	03/25/38	9,797,908

FNMA REMIC Series 2019-78, Class VD
1,643,000	3.000	01/25/40	1,703,345

FNMA Series 2003-W6, Class 3A
75,289	6.500	09/25/42	88,452

GNMA REMIC Series 2015-167, Class KM
205,071	3.000	12/20/43	216,846

GNMA REMIC Series 2015-94, Class AT
796,935	2.250	07/16/45	831,940

GNMA REMIC Series 2016-129, Class W
621,124	2.500	07/20/46	641,376

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
GNMA REMIC Series 2018-160, Class GE
$ 440,218	4.500%	01/20/47	$449,450

GNMA REMIC Series 2018-37, Class KT
1,031,337	3.500	03/20/48	1,103,556

GSR Mortgage Loan Trust Series 2004-12, Class 1A1(c)
(1M USD LIBOR + 0.340%)
362,417	0.489	12/25/34	351,271

GSR Mortgage Loan Trust Series 2004-7, Class 1A1(c)(g)
80,527	3.072	06/25/34	78,242

Impac CMB Trust Series 2003-2F, Class A(f)
200,382	5.730	01/25/33	210,713

Impac CMB Trust Series 2004-4, Class 1A1(c)
(1M USD LIBOR + 0.640%)
406,638	0.789	09/25/34	389,741

Impac CMB Trust Series 2004-4, Class 2A2(f)
1,529,816	4.967	09/25/34	1,631,125

Impac Secured Assets Corp. Series 2004-2, Class A6(f)
6,358	4.435	08/25/34	6,425

JPMorgan Alternative Loan Trust Series 2006-S1, Class 1A16
955,658	6.000	03/25/36	734,087

JPMorgan Mortgage Trust Series 2007-A2, Class 4A2(c)(g)
198,520	3.716	04/25/37	183,468

JPMorgan Mortgage Trust Series 2013-3, Class A3(b)(c)(g)
1,216,854	3.375	07/25/43	1,254,872

JPMorgan Mortgage Trust Series 2014-2, Class 1A1(b)(c)(g)
1,284,136	3.000	06/25/29	1,310,506

JPMorgan Mortgage Trust Series 2015-6, Class A5(b)(c)(g)
843,054	3.500	10/25/45	849,846

JPMorgan Mortgage Trust Series 2017-3, Class 1A3(b)(c)(g)
4,386,548	3.500	08/25/47	4,486,310

JPMorgan Mortgage Trust Series 2017-4, Class A3(b)(c)(g)
1,165,419	3.500	11/25/48	1,198,630

JPMorgan Mortgage Trust Series 2017-4, Class A5(b)(c)(g)
486,198	3.500	11/25/48	488,226

JPMorgan Mortgage Trust Series 2017-6, Class A3(b)(c)(g)
3,577,527	3.500	12/25/48	3,663,676

JPMorgan Mortgage Trust Series 2018-4, Class A5(b)(c)(g)
1,459,522	3.500	10/25/48	1,481,560

Master Adjustable Rate Mortgages Trust Series 2003-2, Class 6A1(c)(g)
407,047	3.673	07/25/33	402,113

Master Alternative Loans Trust Series 2004-4, Class 1A1
85,785	5.500	05/25/34	89,011

Master Alternative Loans Trust Series 2004-4, Class 8A1
542,776	6.500	05/25/34	568,755

Master Alternative Loans Trust Series 2004-9, Class A6(f)
1,463	5.643	08/25/34	1,470

Mello Mortgage Capital Acceptance Series 2018-MTG1, Class A1(b)(c)(g)
1,393,103	3.500	03/25/48	1,433,369

24	The accompanying notes are an integral part of these financial statements.

THE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2003-HYB1, Class A3(c)(g)
$ 117,946	2.303%	03/25/33	$117,029

Morgan Stanley Mortgage Loan Trust Series 2005-7, Class 2A1(c)(g)
590,804	5.349	11/25/35	489,832

Morgan Stanley Mortgage Loan Trust Series 2007-12, Class 3A22
669,076	6.000	08/25/37	444,432

New Residential Mortgage Loan Trust Series 2017-6A, Class A1(b)(c)(g)
4,090,702	4.000	08/27/57	4,404,282

NRP Mortgage Trust Series 2013-1, Class A23(b)(c)(g)
798,695	3.250	07/25/43	805,277

OBX Trust Series 2019-INV2, Class A5(b)(c)(g)
721,879	4.000	05/27/49	743,876

PHH Mortgage Pass-Through Certificates Series 2008-CIM1, Class 11A1(c)
(1M USD LIBOR + 2.250%)
75,754	2.399	05/25/38	76,043

RBSGC Mortgage Pass-Through Certificates Series 2007-B, Class 2A1(c)(g)
223,846	4.523	11/25/21	184,562

RBSGC Mortgage Pass-Through Certificates Series 2007-B, Class 3A1(c)(g)
10,271	4.440	07/25/35	10,461

Residential Accredit Loans, Inc. Series 2005-QS11, Class A2(c)
(1M USD LIBOR + 0.500%)
154,228	0.649	07/25/35	113,513

Residential Asset Securitization Trust Series 2004-A6, Class A1
5,849	5.000	08/25/19	5,847

Residential Funding Mortgage Securities I, Inc. Series 2005-S7, Class A5
99,915	5.500	11/25/35	94,270

Seasoned Credit Risk Transfer Trust Series 2017-3, Class MA
3,574,986	3.000	07/25/56	3,789,727

Seasoned Loans Structured Transaction Series 2018-1, Class A2
1,245,000	3.500	06/25/28	1,323,043

Sequoia Mortgage Trust Series 2004-10, Class A1A(c)
(1M USD LIBOR + 0.620%)
266,764	0.771	11/20/34	255,195

Sequoia Mortgage Trust Series 2012-2, Class A3(c)(g)
493,003	3.500	04/25/42	499,697

Sequoia Mortgage Trust Series 2013-2, Class A1(c)(g)
1,492,637	1.874	02/25/43	1,502,229

Sequoia Mortgage Trust Series 2013-6, Class A1(c)(g)
2,823,051	2.500	05/25/43	2,888,889

Sequoia Mortgage Trust Series 2015-2, Class A10(b)(c)(g)
1,455,918	3.500	05/25/45	1,461,173

Sequoia Mortgage Trust Series 2015-3, Class A4(b)(c)(g)
800,590	3.500	07/25/45	805,120

Sequoia Mortgage Trust Series 2015-3, Class A5(b)(c)(g)
571,850	3.000	07/25/45	574,607

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)

Sequoia Mortgage Trust Series 2015-4, Class A1(b)(c)(g)
1,284,482	3.000	11/25/30	1,312,772
Sequoia Mortgage Trust Series 2016-3, Class A1(b)(c)(g)
$ 1,728,808	3.500%	11/25/46	$1,771,584

Sequoia Mortgage Trust Series 2017-1, Class A4(b)(c)(g)
2,740,374	3.500	02/25/47	2,760,874

Sequoia Mortgage Trust Series 2017-5, Class A1(b)(c)(g)
1,733,100	3.500	08/25/47	1,779,965

Sequoia Mortgage Trust Series 2017-6, Class A1(b)(c)(g)
4,513,357	3.500	09/25/47	4,653,689

Sequoia Mortgage Trust Series 2018-2, Class A1(b)(c)(g)
1,592,578	3.500	02/25/48	1,632,364

Shellpoint Co-Originator Trust Series 2017-2, Class A1(b)(c)(g)
3,778,895	3.500	10/25/47	3,864,217

Structured Adjustable Rate Mortgage Loan Trust Series 2004-14, Class 1A(c)(g)
469,689	2.698	10/25/34	481,181

Structured Adjustable Rate Mortgage Loan Trust Series 2004-4, Class 3A4(c)(g)
80,812	2.719	04/25/34	80,584

Structured Asset Securities Corp. Series 2003-31A, Class 2A7(c)(g)
171,250	2.532	10/25/33	171,137

Structured Asset Securities Corp. Series 2003-34A, Class 3A3(c)(g)
207,611	3.006	11/25/33	207,251

Structured Asset Securities Corp. Series 2003-34A, Class 6A(c)(g)
174,189	3.105	11/25/33	167,945

WinWater Mortgage Loan Trust Series 2015-5, Class A3(b)(c)(g)
4,925,368	3.500	08/20/45	5,078,926

WinWater Mortgage Loan Trust Series 2015-5, Class A5(b)(c)(g)
443,754	3.500	08/20/45	445,127

WinWater Mortgage Loan Trust Series 2016-1, Class 1A5(b)(c)(g)
2,593,765	3.500	01/20/46	2,673,679

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $142,147,360)			$150,641,152

Commercial Mortgage Obligations – 0.6%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2
$ 36,471	2.674%	04/10/48	$38,160

Commercial Mortgage Pass-Through Certificates Series 2014-CR14, Class A2
937,761	3.147	02/10/47	944,884

GNMA REMIC Series 2013-68, Class B(c)(g)
1,040,000	2.500	08/16/43	1,076,473

JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class A2
13,578	3.046	04/15/47	13,614

The accompanying notes are an integral part of these financial statements.	25

THE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Commercial Mortgage Obligations – (continued)
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2(b)
$ 2,677,384	2.579%		03/10/49	$2,724,162

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class A2
2,975,962	2.739		04/15/48	2,974,712

TOTAL COMMERCIAL MORTGAGE OBLIGATIONS
(Cost $7,717,275)				$7,772,005

Federal Agencies – 1.3%
FHLMC
$ 99,645	7.000%		05/01/26	$109,023
18,392	7.500		12/01/30	22,042
23,642	7.500		01/01/31	28,127
50,741	7.000		08/01/31	58,699
587,129	5.000		05/01/33	675,461
898,707	4.000		06/01/42	1,006,403
1,022,670	3.000		06/01/45	1,055,100

(1 Year CMT + 2.229%),
76,970	3.670	(c)	05/01/34	81,226

(12M USD LIBOR + 1.600%),
1,976,618	2.768	(c)	07/01/45	2,073,887

(12M USD LIBOR + 1.841%),
76,679	3.842	(c)	01/01/36	76,820

FNMA
11,414	9.000		02/01/25	11,617
741,261	2.500		05/01/28	770,506
4,311	8.000		07/01/28	4,347
856,385	4.500		01/01/48	903,724

(12M USD LIBOR + 1.587%),
484,376	2.666	(c)	12/01/45	501,888

(12M USD LIBOR + 1.740%),
57,937	2.629	(c)	10/01/34	57,983

(12M USD LIBOR + 1.760%),
75,739	3.760	(c)	02/01/35	76,057

(6M USD LIBOR + 1.413%),
17,122	2.288	(c)	02/01/33	17,219

GNMA
11,447	8.000		02/15/22	11,584
14,269	7.500		08/20/25	15,530
59,473	7.500		07/20/26	66,878
33,072	6.500		04/15/31	36,833
118,151	6.500		05/15/31	133,245
2,809,098	2.500		06/20/31	2,859,504
328,264	5.000		02/20/49	348,045

UMBS
6,581	6.500		03/01/26	7,345
15,782	6.500		10/01/28	17,612
5,325	6.000		07/01/29	5,939
10,146	7.500		09/01/29	10,276
27,400	7.000		03/01/31	31,046
4,641	7.500		03/01/31	5,271
15,421	7.000		11/01/31	16,083

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Federal Agencies – (continued)
UMBS – (continued)
$ 27,838	7.000%	01/01/32	$28,431
69,489	6.000	12/01/32	77,590
7,664	5.000	07/01/33	8,404
1,778,608	3.500	08/01/35	1,919,853
3,420,646	5.000	08/01/48	3,841,718

TOTAL FEDERAL AGENCIES
(Cost $16,417,871)			16,971,316

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $166,282,506)			$175,384,473

U.S. Treasury Obligations – 9.7%
United States Treasury Bonds
$ 5,000,000	3.125%	11/15/41	$6,572,070
5,000,000	2.750	08/15/42	6,225,977
9,000,000	2.750	11/15/42	11,196,562
4,000,000	2.500	02/15/45	4,784,219
10,000,000	2.500	02/15/46	11,983,203

United States Treasury Inflation Indexed Bonds
5,379,450	0.375	01/15/27	5,872,636
8,051,120	0.750	02/15/42	9,945,754

United States Treasury Notes
6,000,000	1.750	09/30/22	6,182,578
1,000,000	2.125	12/31/22	1,042,344
5,000,000	1.375	08/31/23	5,167,188
5,000,000	2.250	01/31/24	5,328,125
10,000,000	2.125	03/31/24	10,641,797
6,000,000	2.875	05/31/25	6,689,062
10,000,000	1.500	08/15/26	10,573,828
10,000,000	2.250	02/15/27	11,053,125
10,000,000	1.625	08/15/29	10,723,047

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $112,684,590)			$123,981,515

Municipal Bond Obligations – 9.1%
Alaska(a) – 0.1%
Anchorage AK Certificate Participation (Taxable) Series A
$ 1,290,000	2.765%	07/01/22	$1,336,143

California – 1.7%
Anaheim California Public Financing Authority Revenue Bonds Build America Bonds(a)
4,000,000	5.685	10/01/40	5,770,520

Beverly Hills CA Unified School District GO Bonds (Capital Appreciation) (Refunding) Series 2016(a)(i)
5,000,000	0.000	08/01/38	2,969,800

California State Municipal Finance Authority Refunding Revenue Bonds (Taxable-Refunding-University Of San Diego) Series B
3,130,000	2.536	10/01/29	3,235,700

Foothill-De Anza CA Community College District GO Bonds (Taxable — Election of 2006) Series E(a)
1,730,000	3.223	08/01/38	1,880,943

26	The accompanying notes are an integral part of these financial statements.

THE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
California – (continued)
Napa Valley Unified School District GO Bonds (Build America Bonds-Taxable) Series B(a)
$ 3,000,000	6.507%	08/01/43	$4,443,390

Poway CA Unified School District GO Bonds (Taxable-Refunding-Improvement Date 2002-1) Series 2019
3,750,000	2.414	08/01/27	3,902,512

			22,202,865

Connecticut – 0.3%
Connecticut State GO Bonds Unlimited (Taxable) Series A
3,500,000	3.743	09/15/25	3,952,690

Hawaii(a) – 0.2%
State of Hawaii GO Bonds Series 2020
2,960,000	0.571	10/01/23	2,960,977

Idaho(a) – 0.5%
Idaho Housing & Finance Association Economic Development Revenue Bonds Taxable (Facilities Project) Series 2011(b)
4,100,000	7.000	01/01/31	4,228,084

Idaho State Building Authority Revenue Bonds Taxable (Idaho Board of Education Project) Series A
1,500,000	3.120	09/01/24	1,644,225

			5,872,309

Illinois – 0.4%
Will County Elementary School District No 122 GO Bonds (Taxable-Refunding) Series A
2,750,000	2.111	10/01/27	2,812,232

Will County Forest Preservation District GO Bonds Build America Bonds Direct Payment Series 2009
1,000,000	5.700	12/15/27	1,221,610

Winnebago County IL GO Bonds Series 2018
1,035,000	3.900	12/30/25	1,149,223

			5,183,065

Indiana(a) – 0.1%
Indiana University Revenue Bonds (Taxable-Refunding) Series B
1,000,000	2.767	06/01/37	1,002,030

Kentucky – 0.7%
Kentucky State Property & Buildings Commission Revenue Bonds (Taxable-Refunding) Series D
5,000,000	2.522	11/01/27	5,296,600
River City, Inc. KY Parking Authority Revenue Bonds (Refunding) Series B(a)
2,890,000	2.750	12/01/33	3,052,216

			8,348,816

Michigan – 0.6%
Cedar Springs MI Public School District GO Bonds (Taxable-Refunding) Series B (Q-SBLF)
1,800,000	2.035	05/01/21	1,816,362

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Michigan – (continued)
Dearborn MI GO Bonds (Taxable) Series B
$ 1,750,000	3.879%	05/01/27	$1,935,938

Fraser MI Public School District GO Bonds (Taxable-Refunding) Series 2019 (Q-SBLF)
2,150,000	2.380	05/01/29	2,307,724

Utica Community Schools GO Bonds (Taxable-Qualified School Construction-Direct Payment) (Q-SBLF)(a)
1,500,000	5.875	05/01/22	1,505,175

			7,565,199

Mississippi(a) – 0.4%
Mississippi Medical Center Educational Building Corp. Revenue Bonds (Taxable-Refunding-University) Series B
1,465,000	3.000	06/01/23	1,551,669

State of Mississippi GO (Taxable-Refunding-Bonds) Series 2020
3,000,000	1.282	11/01/28	3,000,510

			4,552,179

Missouri(a) – 0.5%
Curators University of Missouri System Facilities Revenue Bonds Build America Bonds
2,500,000	5.792	11/01/41	3,862,475

Missouri State Highways & Transit Commission State Road Revenue Bonds Build America Bonds Series 2010
2,800,000	4.820	05/01/23	3,071,852

			6,934,327

Nebraska – 0.3%
University of Nebraska Facilities Corp. Revenue Bonds (Taxable-Refunding) Series A
3,750,000	2.175	10/01/26	3,946,988

New Jersey(a) – 0.3%
Rutgers New Jersey State University Revenue Bonds (Taxable-Refunding) Series R
4,000,000	2.588	05/01/27	4,177,600

New York(a) – 0.6%
New York GO Build America Bonds Series 2010
2,000,000	4.908	06/01/21	2,051,760
1,055,000	5.008	06/01/22	1,128,681

New York State Thruway Authority Revenue Bonds (Taxable-Refunding) Series M
2,755,000	2.500	01/01/27	2,822,360

New York State Urban Development Corp. Revenue Bonds Series B
1,950,000	3.350	03/15/26	2,165,592

			8,168,393

Ohio – 0.8%
City of Cincinnati OH GO Bonds (Taxable-Refunding) Series A(a)
2,865,000	1.880	12/01/31	2,956,966

The accompanying notes are an integral part of these financial statements.	27

THE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Ohio – (continued)
Kent OH State University Revenue Bonds (Taxable-Refunding) Series B(a)
$ 1,700,000	2.221%	05/01/26	$1,805,774

South-Western City OH School District Franklin & Pickaway Countries GO Bonds (CABS-Taxable-Refunding) Series C(i)
2,740,000	0.000	12/01/28	2,296,723

University of Cincinnati Revenue Bonds (Taxable-Refunding) Series B
3,000,000	1.775	06/01/29	2,959,920

			10,019,383

Oregon – 0.2%
Oregon Education Districts Full Faith & Credit Pension Obligations GO Bonds (Taxable) Series 2018(a)
495,000	4.220	06/30/30	588,273

Portland OR Community College District GO Bonds Series 2018
1,250,000	3.970	06/01/27	1,458,875

			2,047,148

Pennsylvania(a) – 0.4%
County of Allegheny PA GO (Taxable-Refunding-Bonds) Series C-79
1,650,000	0.973	11/01/25	1,655,247

State Public School Building Authority Revenue Bonds (Qualified School Construction Bonds)
3,000,000	6.495	09/15/28	3,928,770

			5,584,017

Rhode Island – 0.2%
Rhode Island State Student Loan Authority Loan Revenue Bonds (Taxable) Series 1
2,000,000	2.530	12/01/25	2,005,860

Texas – 0.6%
Austin TX Community College District GO (Taxable-Refunding) Series 2020(h)
2,120,000	5.000	08/01/23	2,371,050

City of Houston TX GO Bonds (Taxable-Refunding) Series B(a)
5,000,000	2.130	03/01/26	5,268,400

			7,639,450

Washington(a) – 0.2%
Seattle Municipal Light & Power Revenue Bonds Taxable Clean Renewable Energy Bonds Series C
2,000,000	3.750	06/01/33	2,246,120

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $104,608,784)			$115,745,559

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Government Agency Obligations – 1.5%
FFCB
$ 2,860,000	5.190%	04/22/21	$2,929,876

FHLB
5,000,000	3.250	11/16/28	5,941,134
2,650,000	7.125	02/15/30	4,070,348

FNMA
5,550,000	1.625	10/15/24	5,831,321

New Valley Generation III
180,237	5.131	01/15/21	181,938

New Valley Generation V
534,709	4.929	01/15/21	539,957

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $18,320,448)			$19,494,574

Shares	Dividend Rate	Value

Investment Company – 4.8%

State Street Institutional US Government Money Market Fund — Premier Class
61,151,957	0.027%	$61,151,957
(Cost $61,151,957)

TOTAL INVESTMENTS – 100.3%
(Cost $1,198,933,162)		$1,280,816,907

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(4,090,119)

NET ASSETS – 100.0%		$1,276,726,788

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(c)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2020.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(e)	Actual maturity date is September 15, 2115.

(f)	Step-up Bond. Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2020. Maturity date disclosed is the ultimate maturity.

(g)	Rate shown is that which is in effect on October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

28	The accompanying notes are an integral part of these financial statements.

THE BOND FUND

(h)	All or a portion represents a forward commitment.

(i)	Security issued with a zero coupon. The actual effective yield of this security is different than the stated coupon due to the accretion of discount.

Investment Abbreviations:
ASA	—Allmennaksjeselskap (Norwegian Public Company)
AG	—Aktiengesellschaft (German Corporation)
CMT	—Constant Maturity Treasury Indexes
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NA	—National Association
NV	—Naamloze Vennootschap (Dutch Public Company)
PLC	—Public Limited Company
Q-SBLF	—Qualified School Bond Loan Fund
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
UMBS	—Uniform Mortgage Backed Securities

PORTFOLIO COMPOSITION

	AS OF 10/31/20	AS OF 10/31/19

Corporate Obligations	46.0%	41.8%
Asset-Backed Securities	15.5	18.0
Collateralized Mortgage Obligations	11.8	17.7
U.S. Treasury Obligations	9.7	7.2
Municipal Bond Obligations	9.1	8.6
Investment Company	4.8	0.8
U.S. Government Agency Obligations	1.5	1.4
Federal Agencies	1.3	2.1
Commercial Mortgage Obligations	0.6	1.9

TOTAL INVESTMENTS	100.3%	99.5%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying investment categories of investment companies held by the Fund are not reflected in the table above. Consequently, the Fund’s overall investment category allocations may differ from the percentages contained in the table above.

The Fund is actively managed and, as such, its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	29

THE SHORT-TERM GOVERNMENT FUND

Short-Term Government Fund Overview

We present you with the annual report for The Short-Term Government Fund for the one-year period ended October 31, 2020.

A conversation with Scott Colbert and Brent Schowe, Portfolio Managers of The Short-Term Government Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2020, the Fund generated a cumulative return of 2.73%. The return of the Fund’s benchmark, the Bloomberg Barclay’s U.S. 1-5 Year Government Bond Index (the “benchmark”), was a cumulative 4.21% over the same time period.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: The Fund’s short duration relative to the duration of the benchmark was a key detractor from Fund performance. Treasury yields declined across the short end of the curve by 113 to 145 basis points, and the Fund’s duration prevented it from fully participating in this rally.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The Fund’s exposure to Treasury securities was increased significantly in the first half of the reporting period. This adjustment helped to provide more liquidity for the Fund and allowed the Fund to benefit from an additional decline in Treasury yields.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Extending duration and the weighted average life of the Fund, while maintaining an overweight to mortgage-backed securities, enhanced the Fund’s returns.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Maintaining a shorter duration relative to the Fund’s benchmark hindered performance. The Federal Reserve rapidly cut rates to near zero as the scope of the economic damage caused by the coronavirus pandemic became clear. The Fund was not positioned to fully gain from a significant drop in Treasury yields in the spring of 2020.

THE SHORT-TERM GOVERNMENT FUND

Performance Summary

October 31, 2020 (Unaudited)

The following is performance information for The Short-Term Government Fund (“Short-Term Government Fund”) for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is not subject to a sales charge, so a sales charge is not applied to its total returns. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. Please visit our website at www.commercefunds.com to obtain the most recent month-end returns.

Short-Term Government Fund 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One Year	Five Years	Ten Years

Short-Term Government Fund(a)	2.73%	1.68%	1.37%

(a)	Returns reflect any applicable fee waivers or expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Bloomberg Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index comprised of U.S. Treasury and Agency securities with a minimum principal amount outstanding of $250 million and a final maturity of at least one year but no more than five years. The Index figures do not reflect any deduction for fees, taxes or expenses.

THE SHORT-TERM GOVERNMENT FUND

Schedule of Investments

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 56.0%
Collateralized Mortgage Obligations – 38.9%
Adjustable Rate Mortgage Trust Series 2004-5, Class 3A1(a)(b)
$ 11,461	3.609%	04/25/35	$11,439

Banc of America Funding Corp. Series 2004-A, Class 1A3(a)(b)
3,227	2.820	09/20/34	3,208

Banc of America Mortgage Securities, Inc. Series 2003-J, Class 2A1(a)(b)
86,894	2.783	11/25/33	83,087

Bear Stearns Adjustable Rate Mortgage Trust Series 2004-9, Class 24A1(a)(b)
35,334	3.337	11/25/34	33,896

Citigroup Mortgage Loan Trust, Inc. Series 2004-HYB3, Class A1(a)(b)
22,065	3.042	09/25/34	21,348

Fannie Mae Grantor Trust Series 2011-T2, Class A1
618,045	2.500	08/25/51	624,418

FHLMC REMIC Series 3753, Class AS
605,586	3.500	11/15/25	636,300

FHLMC REMIC Series 3786, Class HL
241,955	3.500	03/15/38	245,683

FHLMC REMIC Series 4636, Class EA
520,534	3.000	03/15/41	526,658

FHLMC REMIC PAC Series 2022, Class PE
9,044	6.500	01/15/28	10,184

FHLMC REMIC PAC Series 2109, Class PE
22,062	6.000	12/15/28	24,888

FHLMC REMIC PAC Series 23, Class PK
29,777	6.000	11/25/23	31,553

FHLMC REMIC PAC Series 4689, Class HA
279,137	3.500	06/15/43	284,759

FHLMC REMIC PAC Series 4974, Class AD
252,709	2.000	09/25/39	253,621

FHLMC REMIC Series 2010-109, Class M
627,853	3.000	09/25/40	660,786

FHLMC REMIC Series 2012-112, Class AP
370,901	2.000	09/25/40	375,264

FHLMC REMIC Series 3816, Class HA
1,287,328	3.500	11/15/25	1,364,416

FHLMC REMIC Series 4467, Class DA
158,728	3.000	11/15/41	160,028

FHLMC REMIC Series 4640, Class LD
305,906	4.000	09/15/43	313,685

FHLMC REMIC Series 4713, Class DV
491,997	3.500	11/15/28	507,131

FHLMC REMIC Series 4776, Class C
115,092	4.500	03/15/43	115,868

FHLMC REMIC Series 4879, Class A
179,045	4.000	10/15/46	182,305

FHLMC REMIC Series 5005, Class CA
906,734	2.000	04/25/41	923,980

FNMA REMIC PAC Series 1992-129, Class L
6,026	6.000	07/25/22	6,169

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)

FNMA REMIC PAC Series 1992-89, Class MA(c)
$ 958	0.000%	06/25/22	$954

FNMA REMIC Series 1991-137, Class H
1,944	7.000	10/25/21	1,974

FNMA REMIC Series 1993-182, Class FA(a) (10 Year CMT — 0.650%)
2,174	0.090	09/25/23	2,171
FNMA REMIC Series 2003-117, Class KB
372,152	6.000	12/25/33	439,612

FNMA REMIC Series 2003-14, Class AP
26,149	4.000	03/25/33	27,397

FNMA REMIC Series 2011-146, Class NB
357,603	4.000	09/25/41	374,524

FNMA REMIC Series 2012-100, Class WA
492,611	1.500	09/25/27	500,002

FNMA REMIC Series 2012-110, Class CA
475,187	3.000	10/25/42	510,115

FNMA REMIC Series 2012-118, Class EB
512,737	1.500	11/25/27	522,311

FNMA REMIC Series 2013-112, Class G
415,156	2.125	07/25/40	426,031

FNMA REMIC Series 2013-135, Class GA
814,443	3.000	07/25/32	848,259

FNMA REMIC Series 2013-74, Class YA
560,352	3.000	05/25/42	587,387

FNMA REMIC Series 2015-15, Class CA
742,894	3.500	04/25/35	810,429

FNMA REMIC Series 2015-19, Class CA
504,482	3.500	01/25/43	529,907

FNMA REMIC Series 2015-2, Class PA
391,253	2.250	03/25/44	403,373

FNMA REMIC Series 2016-104, Class BA
428,864	3.000	01/25/47	461,290

FNMA REMIC Series 2016-24, Class TA
376,311	3.000	04/25/42	384,381

FNMA REMIC Series 2016-53, Class BV
687,208	3.500	11/25/27	740,948

FNMA REMIC Series 2016-96, Class A
492,065	1.750	12/25/46	500,649

FNMA REMIC Series 2017-46, Class EA
477,869	3.500	12/25/50	494,655

FNMA REMIC Series 2017-51, Class EA
330,255	3.000	11/25/42	335,865

FNMA REMIC Series 2017-7, Class JA
357,589	2.000	02/25/47	362,433

FNMA REMIC Series 2019-10, Class PT
495,347	3.500	03/25/49	538,133

FNMA REMIC Series 2019-68, Class B
646,269	3.000	11/25/49	681,005

FNMA REMIC Series 2020-35, Class MA
715,205	2.000	12/25/43	728,740

32	The accompanying notes are an integral part of these financial statements.

THE SHORT-TERM GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)

FNMA REMIC Series 2020-56, Class AH
$ 1,463,779	2.000%	05/25/45	$1,496,456

GNMA REMIC Series 2009-65, Class AF
36,688	4.000	07/20/39	38,291

GNMA REMIC Series 2010-14, Class PA
13,863	3.000	02/20/40	14,313

GNMA REMIC Series 2010-89, Class GL
27,241	4.000	05/20/39	27,388

GNMA REMIC Series 2012-13, Class EG
891,958	2.000	10/20/40	912,920

GNMA REMIC Series 2013-188, Class LE
871,605	2.500	11/16/43	912,063

GNMA REMIC Series 2014-131, Class DM
296,349	3.000	02/20/44	310,354
GNMA REMIC Series 2015-65, Class BD
471,662	2.250	05/20/45	493,308

GNMA REMIC Series 2015-94, Class AT
356,019	2.250	07/16/45	371,657

GNMA REMIC Series 2019-21, Class MA
636,135	3.500	09/20/47	685,623

GSR Mortgage Loan Trust Series 2003-6F, Class A1
1,922	3.000	09/25/32	1,919

GSR Mortgage Loan Trust Series 2005-AR3, Class 2A1(a) (1M USD LIBOR + 0.440%)
71,072	0.589	05/25/35	62,818

GSR Mortgage Loan Trust Series 2006-AR1, Class 2A4(a)(b)
291,619	3.741	01/25/36	289,737

Impac CMB Trust Series 2003-2F, Class A(d)
124,046	5.730	01/25/33	130,441

Impac CMB Trust Series 2003-8, Class 2A1(a) (1M USD LIBOR + 0.900%)
5,056	1.049	10/25/33	5,040

Impac CMB Trust Series 2004-7, Class 1A1(a) (1M USD LIBOR + 0.740%)
44,717	0.889	11/25/34	44,493

Impac CMB Trust Series 2005-2, Class 2A2(a) (1M USD LIBOR + 0.800%)
50,014	0.949	04/25/35	47,435

Impac Secured Assets Corp. Series 2006-1, Class 2A1(a) (1M USD LIBOR + 0.350%)
322,658	0.499	05/25/36	311,681

IndyMac Index Mortgage Loan Trust Series 2004-AR6, Class 6A1(a)(b)
42,148	3.455	10/25/34	41,122

Lehman XS Trust Series 2005-7N, Class 1A1A(a) (1M USD LIBOR + 0.540%)
95,758	0.689	12/25/35	92,737

Master Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1(a)(b)
49,258	3.364	04/21/34	49,038

Master Alternative Loans Trust Series 2004-9, Class A6(d)
310	5.643	08/25/34	312

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)

MortgageIT Trust Series 2005-1, Class 1A1(a) (1M USD LIBOR + 0.640%)
$ 342,176	0.789%	02/25/35	$345,079

MortgageIT Trust Series 2005-1, Class 1A2(a) (1M USD LIBOR + 0.780%)
294,322	0.929	02/25/35	296,273

Residential Accredit Loans, Inc. Series 2004-QA4, Class NB21(a)(b)
14,847	3.239	09/25/34	14,826

Securitized Asset Sales, Inc. Series 1993-7, Class TA6
843	6.250	12/25/23	843

Sequoia Mortgage Trust Series 10, Class 1A(a) (1M USD LIBOR + 0.800%)
20,623	0.951	10/20/27	20,473

Sequoia Mortgage Trust Series 2003-2, Class A1(a) (1M USD LIBOR + 0.660%)
37,690	0.811	06/20/33	36,662

Sequoia Mortgage Trust Series 2013-1, Class 2A1(a)(b)
760,821	1.855	02/25/43	758,177

Structured Asset Securities Corp. Series 2003-31A, Class 2A7(a)(b)
155,353	2.532	10/25/33	155,251
Vendee Mortgage Trust Series 1996-2, Class 1Z
41,870	6.750	06/15/26	47,247

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $25,673,086)			$26,627,196

Commercial Mortgage Obligations – 1.0%
GNMA REMIC Series 2010-141, Class B
$ 534,217	2.717%	02/16/44	$548,294

GNMA REMIC Series 2014-47, Class BC
142,277	3.574	06/16/45	143,530

TOTAL COMMERCIAL MORTGAGE OBLIGATIONS
(Cost $670,788)			$691,824

Federal Agencies – 16.1%
FHLMC
$ 4,237	6.000%	10/01/23	$4,719
17,755	5.000	05/01/27	19,468
231,493	2.500	04/01/28	240,717
(12M USD LIBOR + 1.591%),
371,107	2.625 (a)	07/01/46	383,723
(12M USD LIBOR + 1.600%),
399,013	2.768 (a)	07/01/45	418,648

FNMA
703,976	3.500	10/01/26	734,905
398,819	3.500	12/01/27	422,316
405,449	2.500	03/01/28	421,479
790,422	2.500	05/01/28	821,530
466,400	2.500	07/01/28	480,182
442,410	3.000	09/01/28	459,684
288,405	2.500	01/01/30	295,582
309,234	3.500	10/01/32	332,832
477,069	3.000	08/01/33	492,272

The accompanying notes are an integral part of these financial statements.	33

THE SHORT-TERM GOVERNMENT FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Federal Agencies – (continued)
(12M USD LIBOR + 1.587%),
$ 246,502	2.666	(a)%	12/01/45	$255,414
(12M USD LIBOR + 1.740%),
27,015	2.629	(a)	10/01/34	27,037

GNMA,
(1 Year CMT + 1.500%)
61	3.125	(a)	11/20/24	63
146	3.125	(a)	12/20/24	147
3,177	2.875	(a)	04/20/26	3,232
2,555	3.250	(a)	08/20/26	2,570
3,816	3.000	(a)	01/20/28	3,957

UMBS
477,086	3.000		11/01/26	499,430
414,523	3.000		12/01/26	434,346
770,167	2.500		01/01/28	802,273
4,673	7.000		11/01/31	4,874
440,139	5.000		02/01/32	490,577
98,162	6.000		07/01/33	109,790
712,424	3.500		07/01/34	768,736
1,540,504	2.500		07/01/35	1,604,412
408,875	3.500		08/01/35	441,346

TOTAL FEDERAL AGENCIES
(Cost $10,817,845)				$10,976,261

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $37,161,719)				$38,295,281

U.S. Treasury Obligations – 25.4%
United States Treasury Bill(c)
$2,500,000	0.000%		04/22/21	$2,498,791

United States Treasury Inflation Indexed Bonds
1,113,830	0.625		01/15/24	1,176,788
1,122,083	0.125		04/15/22	1,136,152
1,046,300	0.625		04/15/23	1,087,989

United States Treasury Notes
1,500,000	1.375		10/15/22	1,535,566
1,000,000	2.250		11/15/24	1,078,398
1,000,000	1.500		11/30/24	1,048,789
1,750,000	2.125		11/30/24	1,879,473
500,000	1.125		02/28/25	517,402
1,000,000	0.375		04/30/25	1,001,758
1,000,000	0.250		05/31/25	995,898
1,275,000	0.250		06/30/25	1,269,024
1,000,000	2.875		07/31/25	1,118,164
1,000,000	0.250		09/30/25	993,906

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $17,158,364)				$17,338,098

U.S. Government Agency Obligations – 16.3%
FHLB
$ 600,000	3.000%		12/09/22	$634,864
1,775,000	0.500		04/14/25	1,782,715

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Government Agency Obligations – (continued)

FHLMC
$ 1,000,000	1.875	%(e)	11/27/20	$1,001,233
1,000,000	0.250		06/08/22	1,000,921
1,000,000	0.375		07/21/25	995,200
1,000,000	0.375		09/23/25	992,861

FNMA
900,000	2.075	(e)	02/28/22	922,767
500,000	2.000		10/05/22	517,561
750,000	1.625		10/15/24	788,016
1,000,000	0.625		04/22/25	1,009,093
1,500,000	0.500		06/17/25	1,499,923

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $11,028,212)				$11,145,154

Asset-Backed Securities(a) – 1.7%
Home Equity – 0.9%
Morgan Stanley Capital, Inc. Series 2002-HE3, Class A2 (1M USD LIBOR + 1.080%)
$ 301,327	1.229%		03/25/33	$295,850

Terwin Mortgage Trust Series 2004-7HE, Class A3(f) (1M USD LIBOR + 0.700%)
228,194	0.849		07/25/34	224,366
Terwin Mortgage Trust Series 2004-9HE, Class A1(f) (1M USD LIBOR + 0.400%)
85,346	0.549		09/25/34	83,251

				603,467

Other – 0.8%
Countrywide Asset-Backed Certificates Series 2004-6, Class 2A4 (1M USD LIBOR + 0.900%)
197,647	1.049		11/25/34	189,607

Towd Point Mortgage Trust Series 2016-3, Class A1(b)(f)
361,421	2.250		04/25/56	365,667

				555,274

TOTAL ASSET-BACKED SECURITIES
(Cost $1,098,580)				$1,158,741

Shares	Dividend Rate			Value

Investment Company – 3.5%
State Street Institutional US Government Money Market Fund — Premier Class
2,391,267	0.027%			$2,391,267
(Cost $2,391,267)

TOTAL INVESTMENTS – 102.9%
(Cost $68,838,142)				$70,328,541

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.9)%				(1,956,367)

NET ASSETS – 100.0%				$68,372,174

34	The accompanying notes are an integral part of these financial statements.

THE SHORT-TERM GOVERNMENT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2020.

(b)	Rate shown is that which is in effect on October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(c)	Security issued with a zero coupon. The actual effective yield of this security is different than the stated coupon due to the accretion of discount.

(d)	Step-up Bond. Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2020. Maturity date disclosed is the ultimate maturity.

(e)	Security with “Call” features with resetting interest rates.

(f)	Exempt from registration under Rule 144A of the Securities Act 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration.

Investment Abbreviations:
FHLB	—FederalHome Loan Bank
FHLMC	—FederalHome Loan Mortgage Corp.
FNMA	—FederalNational Mortgage Association
GNMA	—GovernmentNational Mortgage Association
LIBOR	—LondonInterbank Offered Rate
PAC	—PlannedAmortization Class
REMIC	—RealEstate Mortgage Investment Conduit
UMBS	—UniformMortgage Backed Securities

PORTFOLIO COMPOSITION

	AS OF 10/31/20	AS OF 10/31/19

Collateralized Mortgage Obligations	38.9%	37.8%
U.S. Treasury Obligations	25.4	11.9
U.S. Government Agency Obligations	16.3	26.0
Federal Agencies	16.1	17.4
Investment Company	3.5	1.5
Asset-Backed Securities	1.7	4.1
Commercial Mortgage Obligations	1.0	2.5

TOTAL INVESTMENTS	102.9%	101.2%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying investment categories of investment companies held by the Fund are not reflected in the table above. Consequently, the Fund’s overall investment category allocations may differ from the percentages contained in the table above.

The Fund is actively managed and, as such, its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	35

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

National, Missouri, and Kansas Tax-Free Intermediate Bond Funds Overview

We present you with the annual report for The National, Missouri, and Kansas Tax-Free Intermediate Bond Funds for the one-year period ended October 31, 2020.

A conversation with Brian Musielak, Portfolio Manager of The National, Missouri, and Kansas Tax-Free Intermediate Bond Funds.

Q: How did the Funds perform over the review period?

A: Over the one-year period ended October 31, 2020, The National Tax-Free Intermediate Bond Fund generated an annualized total return of 3.82%.

Over the one-year period ended October 31, 2020, The Missouri Tax-Free Intermediate Bond Fund generated an annualized total return of 3.10%.

Over the one-year period ended October 31, 2020, The Kansas Tax-Free Intermediate Bond Fund generated an annualized total return of 3.54%.

These returns compare to the 3.84% annualized total return of the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index (the “benchmark”) for the same period.

Q: What were the material factors that affected the Funds’ performance relative to their benchmark during the reporting period?

A: Regarding The National Tax-Free Intermediate Bond Fund’s performance, being short relative to the benchmark’s duration had a negative impact on performance. Sector positioning was supportive of returns. The Fund’s relative underweight exposure to the transportation sector was additive, while the Fund’s general obligation, water/sewer and power sector underweight positions reduced relative performance. The Fund’s cash position also lagged. The Fund’s relative overweight exposure to the lease, housing and hospital sectors detracted from performance, while the Fund’s higher education overweight exposures enhanced returns. The Fund’s underweight exposure to the industrial development revenue/pollution control revenue sector hindered returns, while the Fund’s resource recovery sector underweight supported relative performance during the last 12-months. Overall, curve positioning had a negative impact on Fund performance for the last 12-months. Intermediate exposures performed the best, but not enough to overcome low returns on the short end.

Regarding The Missouri Tax-Free Intermediate Bond Fund’s performance, being short relative to the benchmark’s duration had a negative impact on performance. Sector positioning was supportive of returns. The Fund’s relative underweight exposure to the transportation sector was additive, while the Fund’s general obligation, water/sewer and power sector underweight positions reduced relative performance. The Fund’s cash position also lagged. The Fund’s relative overweight exposure to the lease, housing and hospital sectors detracted from performance, while the Fund’s education overweight exposures enhanced returns. The Fund’s underweight exposure to the industrial development revenue/pollution control revenue sector hindered returns, while the Fund’s resource recovery sector underweight supported relative performance during the last 12-months. Overall, curve positioning had a negative impact on Fund performance for the last 12-months. Intermediate exposures performed the best, but not enough to overcome low returns on the short end.

Regarding The Kansas Tax-Free Intermediate Bond Fund’s performance, being short relative to the benchmark’s duration had a negative impact on performance. Sector positioning was supportive of returns. The Fund’s relative underweight exposure to the transportation sector was additive, while the general obligation, water/sewer and power sector underweight positions reduced relative performance. The Fund’s cash position also lagged. The Fund’s relative overweight exposure to the lease, housing and hospital sectors detracted from performance, while the Fund’s higher education overweight exposures enhanced returns. The Fund’s underweight exposure to the industrial development revenue/pollution control revenue sector hindered returns, while the Fund’s resource recovery sector underweight supported relative performance during the last 12-months. Overall, curve positioning had a negative impact

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

National, Missouri, and Kansas Tax-Free Intermediate Bond Funds Overview (continued)

on Fund performance for the last 12-months. Intermediate exposures performed the best, but not enough to overcome low returns on the short end.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: Regarding each of The National, Missouri, and Kansas Tax-Free Intermediate Bond Funds, no significant adjustments were made to the Fund’s portfolio during the period. Our focus was on the higher-yielding, non-essential service revenue sectors, where we sought to identify solid risk-adjusted value opportunities. We have been emphasizing positions with less credit and duration risk for the past year due to the lack of additional yield for taking on such risks. Given the extraordinary economic uncertainty that lies ahead, we are now actively reducing/eliminating exposure to what we determine are securities that are the most vulnerable to credit risk. Overall, we do not envision widespread distress in the municipal securities market. Issuers are generally well positioned, with healthy cash reserves, and have the flexibility to adjust expenditures to offset tax revenue losses. In addition, we anticipate that an unprecedented amount of fiscal support in the form of direct cash payments to state and local governments will help to bridge the gap until the economy begins to recover.

Q: Could you describe some specific strategies or holdings that enhanced returns during the period?

A: In The National Tax-Free Intermediate Bond Fund, the best performing bonds were Arizona State Industrial Development Authority Revenue Lincoln South Beltway Project 5% due 05/01/2031, Arizona State Industrial Development Authority Revenue Lincoln South Beltway Project 5% due 02/01/2031, and Jackson County MO Special Obligation Revenue Bonds (Harry S. Truman Sports Complex) Series 2014 5% due 12/01/2026.

In The Missouri Tax-Free Intermediate Bond Fund, the best performing bonds were Metropolitan St. Louis MO Sewer District Wastewater System Revenue Bonds Taxable-Refunding-Series C 2.514% due 05/01/2028, Joplin MO Industrial Development Authority Health Facilities Revenue

Bonds Taxable-Refunding-Freeman Health System Project 2.844% due 02/15/2028, and Jackson County MO Special Obligation Refunding-Truman Sports Complex Project 5% due 12/01/2023.

In The Kansas Tax-Free Intermediate Bond Fund, the best performing bonds were Dickinson County KS Unified School District No. 435 GO Bonds (Taxable-Refunding) Series 2019 2.95% due 09/01/2032, Franklin County KS Unified School District No. 290 GO Bonds Series A 5% due 09/01/2040, and Douglas County KS Unified School District No. 491 GO Bonds (Edora-Refunding) Series B- 4% due 09/01/2029.

Q: What were some examples of strategies or holdings that didn’t meet your expectations?

A: In The National Tax-Free Intermediate Bond Fund, University of Alaska AK Revenues Refunding-Series- V-2 4% due 10/01/2025, York PA GO Bonds (Refunding) Series A 5% due 11/15/2026, and University of Alaska AK Revenues Refunding-General-Series S 4% due 10/01/2026 did not meet our expectations.

In The Missouri Tax-Free Intermediate Bond Fund, Knox County TN Health, Educational & Housing Facilities Board Refunding-Facilities Board University Health Systems Inc 3.375% due 04/01/2026, Delaware County PA Authority University Revenue Neumann University 5% due 10/01/2025, and Joplin MO Schools GO Buildings 3% due 03/01/2035 did not meet our expectations.

In The Kansas Tax-Free Intermediate Bond Fund, Knox County TN Health, Educational & Housing Facilities Board Revenue Refunding-Facilities Board University Health Systems Inc 3.375% due 04/01/2026, Illinois State Housing Development Authority Revenue Bonds (Homeowner Mortgage) Subseries A- 3.5% due 08/01/2031, and Delaware County PA Authority University Revenue Neumann Univ 5% due 10/01/2025 did not meet our expectations.

References to specific securities should not be construed as a recommendation or investment advice and securities referenced may no longer be held in a Fund’s portfolio.

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2020 (Unaudited)

The following is performance information for The National Tax-Free Intermediate Bond Fund (“National Tax-Free Intermediate Bond Fund”) for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is not subject to a sales charge, so a sales charge is not applied to its total returns. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. Please visit our website at www.commercefunds.com to obtain the most recent month-end returns.

National Tax-Free Intermediate Bond Fund 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One Year	Five Years	Ten Years

National Tax-Free Intermediate Bond Fund(a)	3.82%	3.30%	3.58%

(a)	Returns reflect any applicable fee waivers or expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

(b)	The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – 89.6%
Alabama – 0.9%
Millbrook AL GO Bonds (Refunding) Series 2019 (AA-/NR)
$ 1,625,000	5.000%		09/01/25	$1,955,622
1,705,000	5.000		09/01/26	2,101,208

				4,056,830

Alaska – 1.2%
Alaska State Housing Finance Corp. Revenue Bonds (Refunding) Series A (AA+/Aa2)(a)
1,000,000	5.000		12/01/29	1,236,120

Alaska State Municipal Bond Bank Authority Revenue Bonds (Master Resolution) Series A (A+/NR)
1,000,000	4.000		10/01/24	1,120,680
1,000,000	5.000		10/01/25	1,193,310
1,000,000	5.000	(a)	10/01/28	1,228,120

Alaska State Municipal Bond Bank Authority Revenue Bonds Series B (AMT) (A+/NR)(a)
450,000	5.000		03/01/27	519,286

				5,297,516

Arizona – 2.0%
Arizona Industrial Development Authority Revenue Bonds Series 2020 (NR/Aa2)
1,650,000	5.000		02/01/31	2,208,162
1,000,000	5.000		05/01/31	1,343,580

Goodyear Community Facilities Utilities District No 1 GO Bonds (Refunding) Series 2016 (A-/A1)(a)
880,000	4.000		07/15/32	991,188

McAllister Academic Village LLC AZ Revenue Bonds (Arizona State University) (Refunding) Series 2016 (AA-/Aa3)(a)
1,000,000	5.000		07/01/27	1,231,880

Pima County AZ Regional Transportation Excise Tax Revenue Bonds (Pima County Regional Transportation Fund) (AA+/NR)
1,000,000	5.000		06/01/22	1,074,580
1,000,000	5.000		06/01/23	1,119,720

Yuma AZ Municipal Property Corp. Excise Tax Revenue Bonds (Refunding-Senior Lien) Series 2015 (AA-/A1)(a)
1,050,000	4.000		07/01/26	1,212,298

				9,181,408

Arkansas – 1.8%
Arkansas State Development Finance Authority State Agency Facilities Revenue Bonds (Department of Community Correction Project) Series 2018 (AA-/NR)(a)
980,000	4.000		11/01/31	1,165,298
1,095,000	4.000		11/01/34	1,279,770
1,000,000	4.000		11/01/35	1,164,210

City of Benton AR Public Utilities Revenue Bonds (Taxable-Refunding) Series 2020 (NR/A1)
375,000	1.950		09/01/23	386,449
650,000	2.050		09/01/24	674,408
500,000	2.280		09/01/26	523,425
250,000	2.400	(a)	09/01/27	260,885

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Arkansas – (continued)

Fort Smith AR Water & Sewer Revenue Bonds (Refunding) Series 2018 (A/NR)(a)
$ 500,000	5.000%	10/01/31	$628,535

National Park AR Community College District GO Bonds (Refunding) Series 2018 (A+/NR)(a)
645,000	4.000	03/01/30	732,243
635,000	4.000	03/01/32	712,070
500,000	4.000	03/01/36	553,885

			8,081,178

California – 1.0%
Corona-Norca CA Unified School District GO Bonds Series E (AA-/Aa3)
450,000	5.400	08/01/26	550,179

San Francisco City & County Airports Commission Revenue Bonds Refunding Second Series H (AMT) (A/A1)
2,000,000	5.000	05/01/21	2,043,380

State of California (AA-/Aa2)(a)
1,395,000	5.000	10/01/27	1,547,362

University of California CA Revenue Bonds (Unrefunded-General) Series Q (AA/NR)(a)
235,000	5.250	05/15/22	235,884

			4,376,805

Colorado – 2.0%
Colorado State Board for Community Colleges & Occupational Educational System Revenue Bonds (Refunding-Arapahoe Community College — Castle Rock Collaboration Campus) Series A (NR/Aa3)(a)
450,000	4.000	11/01/31	524,659
850,000	4.000	11/01/32	984,912

Colorado State Health Facilities Authority Revenue Bonds Series A (A+/NR)
1,000,000	5.000	11/01/23	1,129,270

Colorado State Housing & Finance Authority Revenue Bonds (Taxable) Series C-1 (GNMA) (AAA/Aaa)
310,000	2.025	05/01/24	320,785
280,000	2.075	11/01/24	290,850
250,000	2.125	05/01/25	260,203
250,000	2.175	11/01/25	260,328
300,000	2.336	05/01/26	311,691
350,000	2.386	11/01/26	364,605
470,000	2.436	05/01/27	487,686
470,000	2.466	11/01/27	487,926
590,000	2.539	05/01/28	608,526
545,000	2.589	11/01/28	562,903

Colorado State School of Mines Institutional Enterprise (Refunding) Series 2018-A (NR/A1) (1M USD LIBOR 0.67+0.500%)(a)(b)(c)
2,500,000	0.600	02/01/23	2,492,400

			9,086,744

The accompanying notes are an integral part of these financial statements.	39

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Connecticut – 1.6%
Connecticut State Health & Educational Facilities Authority Revenue Bonds (Refunding Fairfield University) Series S (A-/A3)
$ 1,000,000	5.000%		07/01/28	$1,263,060
1,000,000	5.000	(a)	07/01/29	1,250,550

Connecticut State Higher Education Supplement Loan Authority Revenue Bonds (Chesla Loan Program) Series A (AMT) (NR/A1)(a)
750,000	3.250		11/15/24	784,695
1,115,000	3.750		11/15/27	1,168,989

Connecticut State Housing Finance Authority Housing Finance Mortgage Program Revenue Bonds (Taxable Refunding) Series A-4 (AAA/Aaa)
770,000	1.810		05/15/24	789,905
330,000	1.860		11/15/24	339,144
530,000	1.900		05/15/25	546,223
765,000	1.950		11/15/25	790,176
500,000	2.090		05/15/26	517,815

				7,450,557

Florida – 3.2%
County of Broward FL Airport System Revenue Bonds Series A (AMT) (A/A1)(a)
2,755,000	5.000		10/01/36	3,379,173
County of Broward FL Port Facilities Revenue Bond (Refunding) Series A (A/A1)
870,000	5.000		09/01/24	1,001,988

County of Broward FL Port Facilities Revenue Bond Series A (A/A1)
620,000	5.000		09/01/28	777,034

Florida State Housing Finance Corp. Revenue Bonds Series 1 (GNMA/FNMA/FHLMC) (NR/Aaa)
960,000	2.000		07/01/27	1,009,603
885,000	2.050		01/01/28	935,215
920,000	2.100		07/01/28	974,823
935,000	2.125	(a)	01/01/29	988,145

Jupiter County FL (Community Center Project) GO Bonds Series 2001 (AAA/Aaa)
20,000	5.500		07/01/21	20,666

Lake County FL School Board Certificates of Participation (Refunding-Master Lease Program) Series A (A/NR)(a)
725,000	5.000		06/01/24	804,851

Miami-Dade County FL Aviation Revenue Bonds (Miami International Airport) Series A (A-/A2)(a)
1,000,000	5.000		10/01/22	1,003,200

Miami-Dade County FL Educational Facilities Authority Revenue Bonds (Refunding-University of Miami) Series B (AMBAC) (A-/A3)(a)
685,000	5.250		04/01/21	697,453

Orange County FL Tourist Development Tax Revenue Bonds (Refunding) Series 2010 (AA-/NR)
2,000,000	5.000		10/01/23	2,221,360

Seminole County FL School Board Certificates of Participation Series B (AA-/Aa3)(a)
500,000	5.000		07/01/24	536,635

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Florida – (continued)

Tallahassee FL Health Facilities Revenue Bonds (Tallahassee Memorial Healthcare, Inc. Project) Series A (NR/Baa1)
$ 330,000	5.000%		12/01/20	$330,960

				14,681,106

Georgia – 0.3%
Cherokee County GA Water & Sewer Authority Revenue Bonds (Refunding & Improvement) Series 1993 (NPFG) (NR/Aa1)
35,000	5.500		08/01/23	37,841

Fulton County GA Development Authority Revenue Bonds (Refunding-Robert W Woodruff Arts Center, Inc.) Series A (NR/A2)
1,000,000	5.000		03/15/26	1,144,820

				1,182,661

Illinois – 10.4%
Champaign County IL Community Unit School District No. 4 GO Bonds (Refunding) Series 2019 (AA/Aa2)
630,000	4.000		06/01/28	760,410

Cook County IL School District No. 111 Burbank GO Bonds (Refunding) Series 2018 (A+/NR)(a)
1,500,000	4.000		12/01/37	1,664,625

Cook County IL School District No. 63 East Maine GO Bonds (Refunding) Series 2019 (NR/Aa2)(a)
1,460,000	4.000		12/01/34	1,664,677

Cook County IL Township High School District No. 208 Riverside-Brookfield GO Bonds (Refunding) Series B (AA+/NR)
1,090,000	5.000		12/15/25	1,317,418
Countryside IL GO Bonds (Taxable-Refunding) Series 2014 (NR/Aa2)
500,000	3.300		01/01/24	530,935

DeKalb, Kane & Lasalle Counties Community College District No. 523 GO Bonds Series A (AA-/NR)(a)(d)
400,000	5.000		02/01/23	404,680

Du Page & Cook County Community School District No. 181 GO Bonds (School Building) Series 2017 (AAA/Aaa)(a)
2,220,000	4.000		01/15/30	2,603,461

Du Page & Will County Community School District No. 204 Indian Prairie (Refunding) Series 2016 (NR/Aa1)
5,000,000	2.000		12/30/22	5,186,150

Elk Grove Village GO Bonds Series 2017 (AA+/NR)
530,000	3.000		01/01/24	569,617
550,000	3.000		01/01/25	603,273
1,140,000	5.000		01/01/26	1,387,779
525,000	5.000	(a)	01/01/28	660,529

Hoffman Estates IL GO Bonds (Taxable-Refunding) Series A (AA+/Aa3)(a)
1,200,000	4.200		12/01/25	1,318,284

Illinois Finance Authority Revenue Bonds (Refunding-Columbia College) (ETM) Series 2011 (NR/NR)
440,000	4.500		12/01/20	441,417

Illinois Finance Authority Revenue Bonds (Refunding-OSF Healthcare System) Series A (A/A3)(a)
1,000,000	4.000		11/15/33	1,088,310

40	The accompanying notes are an integral part of these financial statements.

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Illinois – (continued)

Illinois Finance Authority Revenue Bonds (Rush University Medical Center Obligated Group) Series A (A+/A1)
$ 500,000	5.000%	11/15/24	$584,045

Kane County IL Forest Preservation District GO Bonds Series A (AA+/NR)(a)
1,695,000	3.000	12/15/26	1,885,145

Kendall Kane & Will Counties IL Community Unit School District No. 308 GO Bonds (Refunding) Series 2016 (NR/A2)
1,115,000	5.000	02/01/24	1,256,226
1,000,000	5.000	02/01/25	1,158,920

Lake County IL Community Consolidated School District No. 46 Grayslake GO Bonds (Refunding) Series 2015 (AA+/NR)
1,000,000	5.000	11/01/23	1,129,900

Lake County IL Community Consolidated School District No. 73 Hawthorn GO Bonds (Refunding) Series B (AA+/NR)(a)
2,450,000	4.000	01/01/33	2,797,508

Mount Prospect IL GO Bonds (Refunding) Series A (AA+/NR)(a)
1,000,000	3.000	12/01/28	1,079,100

Peoria IL GO Bonds (Refunding) Series B (A+/A2)
1,205,000	5.000	01/01/24	1,347,045

Rolling Meadows IL GO Bonds Series 2019 (AA+/NR)(a)
495,000	4.000	12/15/34	574,952
515,000	4.000	12/15/35	597,096
535,000	4.000	12/15/36	618,358
555,000	4.000	12/15/37	639,044
580,000	4.000	12/15/38	666,310
600,000	4.000	12/15/39	687,300

Round Lake IL GO Bonds (Refunding) Series 2019 (NR/Aa2)
815,000	4.000	01/01/24	900,045
765,000	4.000	01/01/25	866,079

Saint Clair County IL High School District No. 203 O’Fallon GO Bonds (Refunding) Series 2017 (NR/Aa2)
845,000	4.000	12/01/23	923,610
685,000	4.000	12/01/24	765,666
735,000	4.000	12/01/25	841,156
Will County IL Community Unit School District No. 365 Valley View GO Bonds (Prerefunded-Capital Appreciation) Series 2003 (AGM) (AA/Aa2)(e)
4,770,000	0.000	11/01/23	4,711,854

Winnebago County IL GO Bonds (Refunding) Series C (NR/Aa2)
765,000	5.000	12/30/25	927,310
905,000	5.000	12/30/28	1,185,324
960,000	5.000	12/30/29	1,265,165

			47,608,723

Indiana – 4.7%
Carmel IN Local Public Improvement Bank Revenue Bonds Series B-1 (AA/NR)(a)
1,810,000	4.000	01/15/34	2,076,848

Carmel IN Local Public Improvement Bond Bank Revenue Bonds Series B-1 (AA/NR)(a)
1,000,000	4.000	01/15/35	1,144,880

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Indiana – (continued)

Decatur Township IN Multi-School Building Corp. Revenue Bonds (Refunding-First Mortgage) (Multi Purpose) Series 2015 (AA+/NR)
$ 2,315,000	5.000%	07/15/23	$2,599,143

Eastern Pulaski IN Multi-School Building Corp. Revenue Bonds (First Mortgage) Series 2015 (AA+/NR)(a)
840,000	4.000	07/15/28	911,744

Greater Clark In Building Corp. Revenue bonds (1st Mortgage) Series 2018 (AA+/NR)(a)
1,000,000	4.000	07/15/32	1,167,940

Indiana Finance Authority Revenue Bonds (Educational Facilities-Butler University Project) Series A (A-/NR)(a)
540,000	5.000	02/01/25	600,124
425,000	5.000	02/01/27	470,288
700,000	5.000	02/01/28	771,897
600,000	5.000	02/01/29	659,196

Indiana State Finance Authority Revenue Bond (Refunding-Educational Facilities-Indianapolis Museum of Art) Series B (NR/A2)(a)
815,000	5.000	02/01/28	864,674

Indiana State University Revenue Bonds (Build America Bonds) (NR/A1)(a)
530,000	5.310	04/01/25	531,150

Lake Central Multi-District School Building Corp. Revenue Bonds (Refunding-First Mortgage) Series B (AA+/NR)
1,000,000	5.000	07/15/24	1,153,560

Plainfield IN High School Building Corp. Revenue Bonds (Refunding-First Mortgage) Series 2014 (AA+/NR)(a)
1,000,000	4.000	01/15/26	1,124,960

Portage IN Redevelopment Authority Lease Rent Revenue Bonds Series 2015 (A/NR)(a)
1,665,000	4.000	08/01/30	1,846,668

St. Joseph County IN Economic Development Revenue Bonds (Refunding Saint Marys College) Series 2017 (A-/NR)
1,500,000	5.000	04/01/27	1,796,055

Vinton-Tecumseh IN School Building Corporation Revenue Bonds (First Mortgage) Series A (AA+/NR)(a)
625,000	5.000	07/15/30	775,688
500,000	5.000	07/15/31	616,550
500,000	5.000	07/15/32	612,330

Westfield High School 1995 Building Corp. Revenue Bonds (1st Mortgage) Series B (AA+/NR)(a)
1,000,000	5.000	01/15/31	1,197,770
Westfield High School 1995 Building Corp. Revenue Bonds (1st Mortgage) Series B (AA+/NR)(a) (continued)
750,000	5.000	07/15/31	897,458

			21,818,923

Iowa – 1.8%
Iowa State Finance Authority Single Family Revenue Bonds Series B (GNMA/FNMA/FHLMC) (AAA/Aaa)(b)(c)
5,000,000	0.120	07/01/47	5,000,000

Iowa State University of Science And Technology Athletic Facilities Revenue Bonds Series 2020 (NR/Aa3)(a)
2,825,000	3.000	07/01/31	3,150,948

			8,150,948

The accompanying notes are an integral part of these financial statements.	41

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas(a) – 1.7%
Geary County KS Unified School District No. 475 GO Bonds Series A (NR/Aa2)
$ 700,000	4.000%		09/01/33	$791,392
700,000	4.000		09/01/34	790,769

Lawrence KS Hospital Revenue Bonds (Refunding) (Lawrence Memorial Hospital) Series A (A/NR)
1,500,000	4.000		07/01/36	1,685,565

Scott County KS Unified School District No. 466 GO Bonds Series A (NR/A2)
1,015,000	5.000		09/01/30	1,201,729
910,000	5.000		09/01/34	1,061,224

Wichita KS Sales Tax Special Obligation Revenue Bonds (River District Stadium Star Bond Project) Series 2018 (NR/A1)
1,000,000	5.000		09/01/30	1,214,840
1,000,000	5.000		09/01/31	1,205,450

				7,950,969

Kentucky – 2.6%
Barren County KY School District Finance Corp. Revenue Bonds (Refunding) Series 2015 (NR/A1)(a)
1,000,000	5.000		08/01/26	1,171,540

Kentucky State Property & Building Commission Revenue Bonds (Project No. 112) Series B (A-/A1)(a)
400,000	5.000		11/01/27	488,964

Kentucky State Property & Building Commission Revenue Bonds (Project No. 117) Series B (NR/A1)
1,000,000	5.000		05/01/26	1,216,850
750,000	5.000	(a)	05/01/28	924,360
915,000	5.000	(a)	05/01/29	1,116,758

Kentucky State Property & Building Commission Revenue Bonds (Project No. 117) Series D (NR/A1)
750,000	5.000		05/01/27	929,505

Kentucky State Property & Building Commission Series 2018 (AA/A2)
885,000	5.000		04/01/28	1,116,312

Kentucky State Property & Building Commission Series A (AA/A1)
960,000	5.000		02/01/26	1,168,963

Oldham County KY School District Finance Corp. (Refunding) Series 2016 (NR/A1)
595,000	5.000		06/01/21	610,565
590,000	5.000		06/01/22	631,477
610,000	5.000		06/01/23	672,891
690,000	5.000		06/01/24	786,538

Owensboro KY GO Bonds Series A (NR/A1)(a)
1,200,000	5.000		05/01/25	1,334,292

				12,169,015

Louisiana – 1.5%
Iberia Parish LA Parish wide School District GO Bonds Series 2017 (AA-/NR)
510,000	3.000		03/01/24	550,744
530,000	4.000		03/01/25	607,428
550,000	4.000		03/01/26	644,352
570,000	4.000		03/01/27	677,508
450,000	4.000	(a)	03/01/28	531,355

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Louisiana – (continued)

Louisiana Public Facilities Authority Revenue Bonds (Refunding-Ochsner Clinic Foundation Project) Series 2015 (A/A3)(a)
$ 800,000	5.000%		05/15/30	$924,720

Louisiana State GO Bonds Series A (AA-/Aa3)(a)
1,655,000	4.000		04/01/35	1,904,359

St. Tammany LA Parish Wide School District No 12 GO Bonds (Refunding) Series 2017 (AA/NR)(a)
980,000	4.000		03/01/28	1,178,460

				7,018,926

Maine – 3.0%
Maine State Governmental Facilities Authority Revenue Bonds Series A (AA-/Aa3)(a)
2,485,000	4.000		10/01/32	2,925,367

Maine State Health & Higher Educational Facilities Authority Revenue Bonds (Refunding) Series B (NR/A1)(a)
1,000,000	4.000		07/01/33	1,116,410

Maine State Health & Higher Educational Facilities Authority Revenue Bonds Series A (A+/A1)(a)
1,000,000	5.000		07/01/35	1,217,790

Maine State Health & Higher Educational Facilities Authority Revenue Bonds Series A (NR/A1)(a)
115,000	5.000		07/01/24	118,215

Maine State Health & Higher Educational Facilities Authority Revenue Bonds Series A (NR/NR)(a)(d)
885,000	5.000		07/01/24	912,568

Maine State Housing Authority Mortgage Purchase Revenue Bonds Series B (AA+/Aa1)
1,300,000	1.950		11/15/24	1,358,682
835,000	2.050		11/15/25	879,080
1,000,000	2.100		11/15/26	1,052,760

Maine State Housing Authority Mortgage Purchase Revenue Bonds Series E (AA+/Aa1)(a)
840,000	2.150		11/15/29	878,984
870,000	2.250		11/15/30	908,393
905,000	2.350		11/15/31	942,720

Portland ME Airport Revenue Bonds (Refunding-General) Series 2016 (BBB+/Baa1)
145,000	5.000		01/01/23	156,754
470,000	5.000		01/01/24	524,473
215,000	5.000	(a)	01/01/34	240,935
330,000	5.000	(a)	01/01/35	369,191

				13,602,322

Maryland(a) – 0.5%
Maryland State Water Quality Financing Administration Bay Restoration Fund Revenue Bonds Series 2015 (AA/Aa2)
2,000,000	2.800		03/01/26	2,139,780

Massachusetts – 0.4%
Massachusetts Educational Financing Authority Education Loan Revenue Bonds (Issue I) Series A (AA/NR)(a)
205,000	5.100		01/01/25	206,025

42	The accompanying notes are an integral part of these financial statements.

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Massachusetts – (continued)
Massachusetts Educational Financing Authority Revenue Bonds Series J (AMT) (AA/NR)(a)
$ 450,000	4.250%	07/01/22	$458,397

Massachusetts State Housing Finance Agency Revenue Bonds Series B (AMT) (AA/Aa2)
305,000	2.500	12/01/20	305,357
290,000	2.700	06/01/21	292,764
300,000	3.050	06/01/22	309,312
310,000	3.250	06/01/23	323,128

			1,894,983

Michigan – 5.4%
Comstock Park MI Public Schools GO Bonds (Refunding) Series 2015 (Q-SBLF) (AA/NR)
730,000	5.000	05/01/24	844,026

Grand Traverse County MI Hospital Finance Authority Revenue Bonds (Munson Healthcare Obligated Group) Series A (NR/A1)(a)
445,000	5.000	07/01/30	553,838
495,000	5.000	07/01/32	609,340

Grand Traverse County MI Hospital Finance Authority Revenue Bonds (Munson Healthcare Obligated Group) Series B (NR/A1)(a)
380,000	5.000	07/01/31	470,451

Grand Valley MI State University Revenue Bonds (Refunding) Series A (A+/A1)(a)
1,500,000	4.000	12/01/29	1,695,675
1,375,000	4.000	12/01/30	1,548,181

Jackson College MI GO Bonds (Refunding) Series 2016 (NR/Aa2)
940,000	3.000	05/01/25	1,033,887

Jenison MI Public Schools GO Bonds (Refunding) Series 2017 (NR/Aa3)
1,110,000	4.000	05/01/23	1,208,468

Kalamazoo MI Public Schools GO Bonds Series 2018 (NR/Aa3)(a)
2,370,000	4.000	05/01/31	2,797,264

Kenowa Hills MI Public School GO Bonds (School Building & Site) Series II (Q-SBLF) (AA/NR)(a)
1,000,000	4.000	11/01/30	1,191,290

Mattawan MI Consolidated School District GO Bonds Series I (Q-SBLF) (AA/NR)(a)
750,000	5.000	05/01/26	905,138

Michigan State Building Authority Revenue Bonds (Refunding) Series I (AA-/Aa2)(a)
1,300,000	4.000	10/15/36	1,456,013

Michigan State Finance Authority Limited Obligation Revenue Bonds (Refunding) (Kalamazoo College Project) Series 2018 (NR/A2)(a)
1,590,000	4.000	12/01/36	1,740,780

Michigan State Housing Development Authority Revenue Bond Series B (AA+/Aa2)(a)
1,750,000	3.000	06/01/29	1,897,437

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Michigan – (continued)

Michigan State Housing Development Authority Revenue Bonds (Taxable-Refunding) Series B (AA/NR)
$ 500,000	2.816%		04/01/25	$535,030
1,000,000	2.866		10/01/25	1,074,890

Michigan State Housing Development Authority Revenue Bonds Series A (AA/NR)
400,000	2.150		04/01/25	421,900
470,000	2.550	(a)	04/01/28	497,852
410,000	2.600	(a)	10/01/28	434,047

Northwest Community Schools GO Bonds (School Building & Site) Series 2013 (Q-SBLF) (AA/NR)(a)
1,000,000	4.000		05/01/24	1,090,930
Portland MI Public Schools GO Bonds (Refunding) Series 2016 (Q-SBLF) (AA/NR)(a)
$1,150,000	4.000%		05/01/27	$1,352,641

Saginaw Township MI Community School District (Refunding) Series 2015 (Q-SBLF) (NR/Aa1)(a)
750,000	4.000		05/01/28	865,658

Washtenaw MI Community College GO Bonds (Refunding) Series 2015 (NR/Aa1)
645,000	4.000		04/01/25	743,924

				24,968,660

Minnesota – 0.1%
Minnesota State Housing & Finance Agency Revenue Bonds Series A (GNMA/FNMA/FHLMC) (AA+/Aa1)
375,000	1.700		07/01/26	386,696

Mississippi – 1.4%
Alcorn State University Educational Building Corp. (Refunding-Facilities) (Re-Financing Project) Series 2016 (NR/Aa2)(a)
1,560,000	4.000		09/01/33	1,716,561

Mississippi State Development Bank Special Obligation (Pearl Public School District) Series 2016 (NR/Aa3)(a)
600,000	4.000		04/01/34	668,682

Mississippi State Development Bank Special Obligation (Vicksburg Warren School District) Series 2018 (A+/NR)(a)
490,000	5.250		03/01/34	608,247

Mississippi State Development Bank Special Obligation Revenue Bonds (Hinds County Project) Series 2017 (NR/Aa3)(a)
300,000	5.000		11/01/29	375,966
400,000	5.000		11/01/30	498,896
500,000	5.000		11/01/31	620,545
400,000	5.000		11/01/32	493,736

Mississippi State Gaming Tax Revenue Bonds Series 2015-E (A-/A3)
1,055,000	5.000		10/15/25	1,234,751

				6,217,384

The accompanying notes are an integral part of these financial statements.	43

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – 1.1%
Greene County MO GO Bonds Limited-Wilson Creek Marketplace NID Project (Refunding) Series A (NR/Aa2)(a)(d)
$ 500,000	5.000%		04/01/32	$533,580

Jackson County MO Special Obligation Revenue Bonds (Harry S. Truman Sports Complex) Series 2014 (NR/Aa3)(a)
2,300,000	5.000		12/01/26	2,637,295

Joplin Industrial Development Authority Health Facilities Revenue Bonds (Freeman Health Systems ) Series 2011 (A/NR)
515,000	4.250		02/15/21	520,593

Kansas City MO Industrial Development Authority Apartments Special Obligation Revenue Bonds(Kansas City International Apartments Terminal Modified Project) Series B (A-/A2)
1,155,000	5.000		03/01/27	1,403,256

				5,094,724

Nebraska – 0.4%
Nebraska Public Power Generation Agency Revenue Bonds (Refunding) (Whelan Energy Center Unit 2) Series A (NR/A2)
1,750,000	5.000		01/01/23	1,918,700
Sarpy County NE Hospital Authority No.1 Revenue Bonds (Refunding-Nebraska Medicine) Series 2016 (AA-/NR)(a)
$35,000	3.000%		05/15/46	$35,817

				1,954,517

Nevada – 1.4%
City of Las Vegas NV GO Series C (AA/Aa2)(a)
1,335,000	4.000		06/01/29	1,553,072

Clark County NV School District GO Bonds (Refunding) Series C (AGM) (AA/A1)
4,010,000	5.000		06/15/27	5,017,753

				6,570,825

New Jersey – 3.1%
Middlesex County NJ Cops Certificates of Participation (Refunding) Series 2017 (AA+/NR)
705,000	4.000		06/15/26	831,956
500,000	4.000		06/15/27	600,865
500,000	4.000	(a)	06/15/28	599,495
760,000	4.000	(a)	06/15/29	904,149

New Jersey Housing & Mortgage Finance Agency MF Conduit Revenue Bonds (Lexington Manor Apartments Project) Series B (NR/Aaa)
785,000	3.150		06/15/25	828,999

New Jersey State Transportation Trust Fund Authority Revenue Bonds (Capital Appreciation) Transportation System Series 2006 (AMBAC) (AA+/Aa1)(e)
1,255,000	0.000		12/15/26	1,144,648

Passaic County NJ GO Bonds (Refunding-Taxable Pension) Series 2003 (AGM) (NR/Aa1)
35,000	5.750		02/15/21	35,515

Union City NJ GO Bonds (Refunding) Series 2017 (NR/Baa1)
1,575,000	5.000		11/01/20	1,575,000
1,830,000	5.000		11/01/22	1,957,350

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
New Jersey – (continued)

Ventnor City NJ GO Bonds (Refunding) Series 2017 (AA/NR)
$ 1,470,000	4.000%		12/01/22	$1,580,074
1,530,000	4.000		12/01/23	1,696,479
690,000	4.000		12/01/26	818,664
705,000	4.000		12/01/27	848,637
730,000	4.000	(a)	12/01/28	872,036

				14,293,867

New Mexico – 2.2%
Las Cruces NM Joint Utility Revenue Bonds (Subordinate Line System Improvement) Series 2018 (NR/Aa3)(a)
845,000	4.000		06/01/29	972,654
500,000	4.000		06/01/30	571,280
1,000,000	4.000		06/01/32	1,124,410
500,000	4.000		06/01/33	557,245

The University of New Mexico Series 2001 (AA-/Aa3)(b)(c)
5,000,000	0.110		06/01/26	5,000,000

University of New Mexico NM Revenue Bonds (Refunding & Improvement-Subordinate Lien) Series A (AA-/Aa3)(a)
1,685,000	2.250		06/01/27	1,807,281

				10,032,870

New York(a) – 0.2%
Monroe Country NY Development Corp. Revenue Bonds (Refunding John Fisher College) Series A (A-/NR)
500,000	5.000		06/01/29	546,780
New York City Housing Development Corp. Revenue Bonds (Multi Family Development) Series G (AA+/Aa2)
250,000	3.800		11/01/37	253,503

				800,283

North Carolina – 0.6%
North Carolina State Housing Finance Agency Homeownership Revenue Bonds Series 39-B (GNMA/FNMA/FHLMC) (AA+/Aa1)(a)
1,170,000	3.200		01/01/29	1,304,141
Western Carolina University Revenue Bonds (Refunding-Limited Obligation-Student Housing) (A/NR)
420,000	3.000		06/01/21	423,339
330,000	4.000		06/01/22	342,236
350,000	4.000		06/01/23	372,939
480,000	4.000	(a)	06/01/25	509,458

				2,952,113

Ohio – 5.7%
Akron OH Certificates of Participation (District Energy Project) Series 2018 (A/NR)(a)
885,000	4.000		12/01/29	1,007,564
960,000	4.000		12/01/31	1,086,346
Akron OH GO Bonds (Refunding) (A+/NR)(a)
545,000	5.000		12/01/26	642,838
Elyria OH Library Improvement Revenue Bonds Series 2018 (A+/NR)(a)
1,060,000	4.000		12/01/34	1,177,830

44	The accompanying notes are an integral part of these financial statements.

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Ohio – (continued)
Kent OH State University Revenue Bonds (Taxable-Refunding) Series B (A+/Aa3)(a)
$ 880,000	2.321%		05/01/27	$933,574
1,295,000	2.447		05/01/28	1,362,405
Licking Heights OH Local School District GO Bonds (Refunding) Series C (NR/Aa3)
765,000	5.000		10/01/27	972,330
1,115,000	5.000	(a)	10/01/28	1,406,896
Mahoning County OH Career & Technical Center Board of Education Certificates of Participation (Refunding) Series 2017 (AA-/NR)(a)
630,000	4.000		12/01/26	705,442
650,000	4.000		12/01/27	726,069
665,000	4.000		12/01/28	737,997
500,000	4.000		12/01/29	552,405
Miami Valley Career Technology Center OH GO Bonds Series 2018 (NR/Aa2)(a)
725,000	4.000		12/01/34	846,140
2,245,000	4.000		12/01/36	2,600,967
2,170,000	4.000		12/01/37	2,506,741
Middletown OH GO Bonds (Refunding-Various Purpose) Series 2017 (NR/A1)
1,095,000	4.000		12/01/25	1,282,114
1,045,000	5.000		12/01/27	1,341,456
Ohio State Higher Educational Facility Commission Revenue Bonds (Xavier University-Refunding) Series C (NR/A3)(a)
1,000,000	5.000		05/01/27	1,168,500
1,000,000	5.000		05/01/28	1,159,570
750,000	5.000		05/01/29	863,955
Ohio State Hospital Refunding Revenue Bonds (Cleveland Clinic Health System Obligated Group) Series A (AA/Aa2)
1,000,000	5.000		01/01/24	1,143,360
Ohio State Hospital Revenue Bonds (University Hospitals Health System, Inc.) Series A (A/A2)(a)
1,000,000	5.000		01/15/24	1,093,940
University of Toledo OH Revenue Bonds (Refunding-General Receipt) Series A (A/A2)(a)
700,000	4.000		06/01/36	774,543

				26,092,982

Oklahoma – 1.5%
Bryan County School Finance Authority (A/NR)
895,000	4.000		09/01/24	1,012,379
Leflore County OK Public Facility Authority Educational Facility Lease Revenue Bonds (Poteau Public School Project) Series 2019 (A-/NR)
1,350,000	4.000		12/01/28	1,626,156
1,795,000	4.000	(a)	12/01/30	2,161,234
Oklahoma State Capitol Improvement Authority Facility Revenue Bonds (Department of Correction) Series D (AA-/NR)(a)
2,000,000	4.000		07/01/38	2,312,780

				7,112,549

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Pennsylvania – 10.1%
Brandywine Heights PA Area School District GO Bonds (Refunding) Series A (AA-/NR)
$ 1,650,000	5.000%		02/01/26	$2,006,301
Brandywine Heights PA Area School District GO Bonds (Refunding) Series B (AA-/NR)
1,365,000	4.000		02/01/23	1,468,958
Centre County PA Hospital Authority Revenue Bonds (Refunding Hospital Mount Nittany Medical Center Project) Series A (A+/NR)
1,000,000	5.000		11/15/26	1,230,920
Columbia Borough PA School District GO Bonds (Refunding) Series 2019 (A+/NR)
1,500,000	4.000		02/15/22	1,568,850
1,790,000	4.000		02/15/23	1,924,841
Delaware Valley PA Regional Financial Authority Revenue Bonds Series A (CNTY-GTD) (A+/A1)
2,100,000	5.000		09/01/33	2,824,437
Pennsylvania State Commonwealth GO Bonds (Refunding) Series 3 (A+/Aa3)
1,895,000	5.375		07/01/21	1,958,710
Pennsylvania State Economic Development Financing Authority Governmental Lease Revenue Bonds (Taxable-Refunding-Forum Place Project) Series 2020 (A/A2)
1,250,000	2.082		03/01/24	1,274,450
1,550,000	2.132		03/01/25	1,586,781
Pennsylvania State Housing Finance Agency SF Mortgage Revenue Bonds Series 130A (AA+/Aa2)(a)
795,000	2.100		10/01/30	823,509
Pennsylvania State Turnpike Commission Turnpike Revenue Bonds (Refunding-Subordinated) Series B (NR/A3)(a)
1,500,000	5.000		06/01/29	1,790,325
Pennsylvania State Turnpike Commission Turnpike Revenue Bonds (Taxable-Refunding-1st) Series 2020 (NR/A1)
335,000	2.355		12/01/26	351,114
400,000	2.533		12/01/27	424,856
325,000	2.583		12/01/28	344,637
350,000	2.633		12/01/29	373,433
530,000	2.733	(a)	12/01/30	540,303
Pennsylvania State Turnpike Commission Turnpike Revenue Bonds Series A-2 (NR/A1)(a)
3,000,000	5.000		12/01/35	3,738,780
Pennsylvania State Turnpike Commission Turnpike Revenue Bonds Series C (A+/A1)(a)
500,000	5.000		12/01/26	583,955
Peters Township PA School District Washington County GO Bonds Series C (NR/Aa2)(a)
1,000,000	4.000		09/01/36	1,169,250
Phoenixville Area School District GO Bonds (Refunding) Series 2020 (NR/Aa2)
1,045,000	3.000		11/15/21	1,072,546
Plum Boro PA Municipal Authority Sewer Revenue Bonds (Refunding) Series C (AA/NR)
1,175,000	3.000		11/15/27	1,339,805

The accompanying notes are an integral part of these financial statements.	45

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Pennsylvania – (continued)
Salisbury Township PA School District GO Bonds Series A (A+/NR)(a)
$ 1,390,000	4.000%		02/15/27	$1,565,654
Scranton PA School District GO Bonds (Refunding) Series E (AA/A2)(a)
1,000,000	5.000		12/01/32	1,220,030
Shikellamy School District PA GO Bonds Series 2020 (AA/NR)(a)
1,945,000	2.000		09/01/28	2,018,677
1,610,000	2.000		09/01/29	1,662,583
Southcentral PA General Authority Revenue Bond (AICUP Financing Program-York College Of Pennsylvania Project) Series PP4 (A-/NR)(a)
915,000	5.000		11/01/31	1,061,034
State Public School Building Authority Revenue Bonds (Refunding-Montgomery County Community College) (NR/A1)(a)
1,065,000	5.000		05/01/29	1,224,814
Wayne County PA Hospital & Health Facilities Authority Revenue Bond (Memorial Hospital Project) Series A (CNTY-GTD) (AA-/NR)
550,000	4.000		07/01/25	636,476
520,000	4.000		07/01/27	625,035
400,000	5.000	(a)	07/01/28	501,364
500,000	4.000	(a)	07/01/33	567,515
Wilkes-Barre PA Finance Authority Revenue Bonds (Refunding-University of Scranton) Series A (A-/NR)
1,000,000	5.000		11/01/24	1,164,450
2,205,000	4.000	(a)	11/01/29	2,458,840
Wilson PA School District GO Bonds Series A (AA/NR)
650,000	4.000		05/15/26	764,367
840,000	4.000	(a)	05/15/27	987,311
York PA GO Bonds (Refunding) Series A (NR/NR)
1,640,000	5.000		11/15/26	1,710,044

				46,564,955

Rhode Island – 1.8%
Rhode Island State & Providence Plantations Lease Certificates of Participation (Eleanor Slater Hospital Project) Series B (AA-/Aa3)(a)
1,600,000	5.000		11/01/30	2,045,088
1,685,000	5.000		11/01/31	2,141,820
760,000	4.000		11/01/32	898,054
980,000	4.000		11/01/33	1,152,755
Rhode Island State & Providence Plantations Lease Certificates of Participation (Refunding) (School Deafening Project) Series D (AA-/Aa3)(a)
1,000,000	5.000		04/01/29	1,240,630
Rhode Island State Health & Educational Building Corp. Higher Education Facility Revenue Bonds (Bryant University Project) (A/A2)
950,000	5.000		06/01/21	972,895

				8,451,242

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
South Carolina – 0.5%
Laurens County SC School District No. 055 Installment Purchase Revenue Bonds (Refunding) Series 2015 (A-/A2)
$ 1,000,000	5.000%		12/01/24	$1,165,420
Scago Educational Facilities Corp. for Colleton School District Revenue Bonds (Refunding) (A-/A3)(a)
1,000,000	5.000		12/01/26	1,153,990

				2,319,410

South Dakota – 1.5%
South Dakota Board of Regents Housing & Auxiliary Facilities System Series 2017 (NR/Aa3)(a)
2,000,000	5.000		04/01/30	2,432,140
1,250,000	5.000		04/01/33	1,495,337
South Dakota Housing Development Authority Revenue Bonds (Home Ownership Mortgage) Series D (AAA/Aaa)
445,000	2.700		05/01/25	480,685
South Dakota State Health & Educational Facilities Authority Revenue Bonds Series 2017 (NR/A1)
750,000	5.000		09/01/23	842,753
825,000	5.000		09/01/24	958,617
605,000	5.000		09/01/25	726,502

				6,936,034

Tennessee – 0.6%
Greeneville TN Health & Educational Facilities Board Hospital Revenue Bonds (Refunding-Ballad Health Obligated Group) Series A (A-/Baa1)
500,000	5.000		07/01/28	622,885
600,000	5.000	(a)	07/01/29	739,110
500,000	5.000	(a)	07/01/30	612,190
Tennessee Housing Development Agency Revenue Bonds Homeownership Program Series 1C (Non-AMT) (GO of Agency) (AA+/Aa1)(a)
545,000	3.500		07/01/27	557,012
Tennessee Housing Development Agency Revenue Bonds Residential Financing Program Series 1C (Non-AMT-Non ACE-Issue) (AA+/Aa1)(a)
300,000	4.050		01/01/38	321,903

				2,853,100

Texas – 6.2%
Arlington TX Higher Education Finance Corp. Revenue Bonds (KIPP Texas, Inc.) Series 2018 (PSF-GTD) (AAA/NR)(a)
1,000,000	4.000		08/15/30	1,202,910
1,000,000	4.000		08/15/31	1,196,290
Arlington TX Higher Education Finance Corp. Revenue Bonds (Responsive Education Solutions) Series A (PSF-GTD) (AAA/NR)
725,000	5.000		08/15/25	877,351
Arlington TX Higher Education Finance Corp. Revenue Bonds (Uplift Education) Series B (PSF-GTD) (AAA/NR)(a)
540,000	4.000		12/01/30	629,829
485,000	4.000		12/01/32	560,063
Austin TX Community College District Public Facility Corp. Lease Revenue Bonds Series C (AA/Aa2)(a)
745,000	4.000		08/01/32	865,556

46	The accompanying notes are an integral part of these financial statements.

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Texas – (continued)
Austin TX Community College District Public Facility Corp. Lease Revenue Bonds Series C (AA/Aa2)(a) (continued)
$ 500,000	4.000%	08/01/33	$578,425
Celina TX GO Bonds (Certificates of Obligation) (Waterworks & Sewer System) Series 2015 (AA/Aa3)(a)
930,000	5.000	09/01/27	1,121,180
980,000	5.000	09/01/28	1,179,391
City of Dallas TX GO Bonds (Refunding & Improvement) Series 2017 (AA-/NR)
2,000,000	5.000	02/15/26	2,459,760
Clifton TX Higher Education Finance Corp. Revenue Bond (Refunding-Idea Public Schools) Series 2017 (PSF-GTD) (AAA/NR)(a)
2,500,000	4.000	08/15/28	2,985,975
El Paso County TX Community College District Revenue Bonds Series 2016 (AGM) (AA/NR)(a)
2,000,000	4.000	04/01/31	2,281,600
El Paso Independent School District Public Facility Corp. Lease Revenue Bonds Series 2018 (NR/Aa3)(a)
815,000	4.000	02/15/36	930,706
EL Paso TX GO Bonds Series 2016 (AA/NR)(a)
5,000,000	5.000	08/15/28	6,222,600
Katy TX Independent School District GO Bonds (Refunding) Series A (PSF-GTD) (AAA/Aaa)
300,000	5.000	02/15/25	358,338
Kyle TX GO Bonds (Refunding) Series 2015 (AA-/NR)(a)
1,000,000	4.000	08/15/26	1,141,970
McGregor TX Independent School District GO Bonds (Capital Appreciation) Series 2001 (PSF-GTD) (AAA/NR)(e)
1,000,000	0.000	02/15/25	891,760
Wichita Falls TX GO Bonds Series A (AA/Aa2)(a)
880,000	4.000	09/01/31	1,032,258
870,000	4.000	09/01/32	1,011,984
750,000	4.000	09/01/33	866,100

			28,394,046

Utah – 0.4%
Salt Lake City UT Airport Revenue Bonds Series A (A+/A2)
1,000,000	5.000	07/01/26	1,205,560
Salt Lake City UT Airport Revenue Bonds Series B (A+/A2)(a)
500,000	5.000	07/01/34	600,695

			1,806,255

Vermont – 0.7%
Vermont Economic Development Authority Revenue Bonds (Central Vermont Public Service Corp.-Recovery Zone Facility) (NR/WR)
1,000,000	5.000	12/15/20	1,004,790
Vermont State Student Assistance Corp. Education Loan Revenue Bonds Series A (A/NR)
300,000	5.000	06/15/24	335,709
400,000	5.000	06/15/25	458,676
400,000	5.000	06/15/26	466,856
780,000	5.000	06/15/27	922,888

			3,188,919

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Washington – 2.0%
Chelan County Public Utility District No 1 Revenue Bonds (Variable Refunding) Series B (AA+/Aa3)(b)(c)
$1,505,000	0.120%	07/01/32	$1,505,000
Grays Harbor County WA Public Utility District No. 1 Revenue Bonds (Refunding) Series A (A/A1)(a)
250,000	4.000	01/01/40	267,725
Port of Seattle WA Revenue Bonds (Refunding-Intermediate) Series A (A+/A1)(a)
3,000,000	5.000	08/01/29	3,224,700
Port of Seattle WA Special Facilities Revenue Bonds (Refunding) Series 2013 (A-/A1)(a)
900,000	3.600	06/01/26	953,118
Washington State GO Bonds (Built America) Series D (AA+/Aaa)(a)
1,485,000	4.586	08/01/21	1,530,634
Washington State Health Care Facilities Authority Revenue Bonds (Multicare Health System) Series A (AA-/Aa3)(a)
495,000	5.000	08/15/27	589,139
Washington State Health Care Facilities Authority Revenue Bonds (Refunding-Providence St. Joseph Health) Series B (AA-/Aa3)(a)
150,000	5.000	10/01/30	189,725
Washington State Housing Finance Commission Revenue Bonds (Refunding-Non-AMT-Single Family Program) Series 1N (NR/Aaa)(a)
775,000	3.450	12/01/30	837,023

			9,097,064

West Virginia(a) – 0.6%
West Virginia State Higher Education Policy Commission Revenue Bonds (Refunding Community & Technical College Capital Improvement) Series 2017 (AAA/A1)
2,065,000	5.000	07/01/30	2,536,853

Wisconsin(a) – 1.5%
City of Waukesha Revenue Bonds Series C (NR/MIG1)
2,000,000	3.000	07/01/21	2,017,880
Luxemburg-Casco WI School District Brown & Kewaunee Counties GO Notes (Refunding) Series 2018 (AA-/NR)
520,000	4.000	03/01/30	610,912
765,000	4.000	03/01/31	883,583
540,000	4.000	03/01/32	620,735
Wisconsin Public Finance Authority Revenue Bonds (Taxable Refunding Hawai Pacific Health Obligated Group) Series A (NR/A1)
1,440,000	4.082	07/01/29	1,673,496
Wisconsin State Health & Educational Facilities Authority Revenue Bonds (Refunding-Ascension Health Credit Group) Series A (AA+/Aa2)
1,000,000	4.000	11/15/34	1,129,250

			6,935,856

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $386,113,400)			$411,310,598

The accompanying notes are an integral part of these financial statements.	47

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a) – 1.1%
Healthcare-Services – 1.1%
Sutter Health (A+/A1)
$ 4,700,000	3.695%	08/15/28	$5,191,995

TOTAL CORPORATE OBLIGATIONS
(Cost $5,055,038)			$5,191,995

Shares	Dividend Rate		Value

Investment Company – 8.5%
State Street Institutional US Government Money Market — Fund Premier Class
39,116,126	0.027%		$ 39,116,126
(Cost $39,116,126)

TOTAL INVESTMENTS – 99.2%
(Cost $430,284,564)			$455,618,719

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			3,768,631

NET ASSETS – 100.0%			$459,387,350

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates.

(b)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2020.

(c)	Rate shown is that which is in effect on October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)	Prerefunded security. Maturity date disclosed is prerefunding date.

(e)	Security issued with a zero coupon. The actual effective yield of this security is different than the stated coupon due to the accretion of discount.

Security ratings disclosed, if any, are issued by S&P Global Ratings Services/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insuredby Assured Guaranty Municipal Corp.
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
ETM	—Escrowto Maturity
FHLMC	—FederalHome Loan Mortgage Corp.
FNMA	—FederalNational Mortgage Association
GNMA	—GovernmentNational Mortgage Association
GO	—GeneralObligation
LIBOR	—LondonInterbank Offered Rate
NR	—Not Rated
PSF-GTD	—Guaranteedby Permanent School Fund
Q-SBLF	—QualifiedSchool Bond Loan Fund
WR	—WithdrawnRating

PORTFOLIO COMPOSITION

	AS OF 10/31/20	AS OF 10/31/19

General Obligation	32.9%	33.7%
Lease	13.0	13.4
Education	11.8	12.6
Investment Company	8.5	0.2
Hospital	7.1	9.3
Single Family Housing	6.5	4.5
Limited Tax	6.3	7.3
Transportation	5.7	3.4
Water/Sewer	1.9	4.3
Prerefunded/Escrow to Maturity	1.6	4.6
Power	1.4	3.2
Multi Family Housing	1.1	1.2
Student	1.0	1.3
Not For Profit	0.4	0.6
Crossover	—	0.2

TOTAL INVESTMENTS	99.2%	99.8%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying investment categories of investment companies held by the Fund are not reflected in the table above. Consequently, the Fund’s overall investment category allocations may differ from the percentages contained in the table above.

The Fund is actively managed and, as such, its composition may differ over time.

48	The accompanying notes are an integral part of these financial statements.

THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2020 (Unaudited)

The following is performance information for The Missouri Tax-Free Intermediate Bond Fund (“Missouri Tax-Free Intermediate Bond Fund”) for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is not subject to a sales charge, so a sales charge is not applied to its total returns. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. Please visit our website at www.commercefunds.com to obtain the most recent month-end returns.

Missouri Tax-Free Intermediate Bond Fund 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One Year	Five Years	Ten Years

Missouri Tax-Free Intermediate Bond Fund(a)	3.10%	2.94%	3.07%

(a)	Returns reflect any applicable fee waivers or expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

(b)	The Bloomberg Barclays Capital 3-15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – 96.3%
California(a) – 1.8%
Burbank CA Unified School District GO Bonds Capital Appreciation Election of 1997 Series C (NPFG) (A+/Baa2)
$ 2,000,000	0.000%	07/01/27	$1,831,940

Manteca CA Unified School District GO Bonds Capital Appreciation Election 2004 Series 2006 (NPFG) (NR/Aa2)
3,180,000	0.000	08/01/28	2,856,308

Washington CA Unified School District GO Bonds Capital Appreciation Election of 2004 (Yolo County) Series A (NPFG) (A+/Baa2)
2,400,000	0.000	08/01/29	2,071,104

			6,759,352

Florida(b) – 0.6%
Orange County FL Tourist Development Tax Revenue Bonds Series A (AA-/Aa2)
2,000,000	4.000	10/01/33	2,186,520

Illinois(b) – 2.0%
Illinois Finance Authority Revenue Bonds (OSF Healthcare System) Series 2016 (A/A3)
2,500,000	3.250	05/15/39	2,555,825

Illinois Housing Development Authority Revenue Bonds (Refunding Homeowner Mortgage) Series C (AA/Aa2)
3,000,000	2.900	08/01/31	3,174,780

Kendall Kane & Will Counties IL Community Unit School District No. 308 Series 2014 (NR/A2)
2,000,000	4.125	02/01/30	2,161,480

			7,892,085

Indiana(b) – 0.6%
Carmel IN Local Public Improvement Bond Bank Revenue Bonds Series B-1 (AA/NR)
2,000,000	4.000	01/15/35	2,289,760

Kansas(b) – 0.4%
Dickinson County KS Public Building Commission Revenue Bonds Series 2018 (AA-/NR)
1,280,000	5.000	08/01/44	1,522,009

Maine(b) – 0.8%
Maine Governmental Facilities Authority Revenue Bonds Series A (AA-/Aa3)
2,640,000	4.000	10/01/33	3,093,393

Michigan(b) – 1.3%
Michigan State Housing Development Authority Revenue Bonds (Non-ACE) Series B (AA+/Aa2)
1,705,000	2.950	12/01/28	1,849,993

Michigan State Housing Development Authority Revenue Bonds (Non-AMT) (Non-ACE) Series B (AA+/Aa2)
2,920,000	2.550	06/01/27	3,139,818

			4,989,811

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – 87.3%
Arnold MO Certificates of Participation (Refunding) Series 2019 (A+/NR)(b)
$ 760,000	4.000%		08/15/28	$898,989
645,000	4.000		08/15/29	752,805
825,000	4.000		08/15/30	957,239
555,000	4.000		08/15/31	640,054

Bi-State Development Agency MO Metro District Revenue Bonds (Refunding-Combined Lien) Series A (AA-/Aa2)(b)(c)
1,000,000	5.000		10/01/22	1,090,700

Branson MO Reorganized School District No. R-4 GO Bonds Series 2012 (A+/NR)(b)
2,000,000	4.000		03/01/27	2,094,140

Brentwood MO Certificates of Participation Series 2018 (AA-/NR)(b)
2,070,000	4.000		10/01/33	2,296,230
1,655,000	4.000		10/01/34	1,832,201

Cape Girardeau County MO Industrial Development Authority Revenue Bonds (St. Francis Medical Center) Series A (A+/NR)(b)
750,000	5.000		06/01/26	797,265

Cape Girardeau County MO Reorganized School District No. R-2 GO Bonds (Kearney Direct Deposit Program) Series 2018 (AA+/NR)(b)
900,000	4.000		03/01/31	1,074,249
750,000	4.000		03/01/37	867,413

Chesterfield MO Certificates of Participation (AMBAC) (NR/Aa1)
600,000	5.000		02/15/22	636,012

City of Brentwood MO Certificates of Participation Series 2019 (AA-/NR)(b)
1,415,000	4.000		10/01/36	1,556,924
1,735,000	4.000		10/01/38	1,901,525

City of Columbia MO Water & Electric System Revenue Bonds (Refunding) Series B (A+/NR)
3,015,000	5.000		10/01/27	3,864,657
1,850,000	4.000	(b)	10/01/30	2,198,595

Clay County MO Public School District No. 53 Liberty GO Bonds (Refunding) Series 2016 (AA/NR)(b)
1,000,000	4.000		03/01/34	1,122,130
1,000,000	4.000		03/01/35	1,119,940
1,000,000	4.000		03/01/36	1,114,760

Clay County MO Public School District No. 53 Liberty GO Bonds Series 2018 (AA/NR)(b)
1,000,000	4.000		03/01/33	1,128,360
1,000,000	4.000		03/01/34	1,122,130

Clay County MO Public School District No. R-II GO Bonds (Refunding) Series A (AA+/NR)(b)
1,735,000	4.000		03/01/30	2,065,188

Clay Jackson & Platte County MO Consolidated Public Library District No. 3 Certificates of Participation Series 2018 (NR/Aa3)
3,125,000	5.000		03/01/23	3,460,781

50	The accompanying notes are an integral part of these financial statements.

THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Columbia MO Water & Electric Revenue Bonds (Refunding & Improvement System) Series 2015 (A+/NR)(b)
$ 500,000	4.000%		10/01/42	$527,620

County of Cass MO GO Bonds (Refunding) Series A (AA/NR)(d)
515,000	5.000		09/01/24	602,102
505,000	5.000		09/01/25	610,146

County of Cole MO Reorganized School District No. 2 GO Series 2019 (AA+/NR)(b)
3,370,000	5.000		03/01/36	3,949,337

County of Franklin MO Certificates of Participation (Refunding) Series B (A+/NR)
1,075,000	4.000		04/01/27	1,279,658
1,100,000	4.000	(b)	04/01/28	1,297,648

County of St Charles MO Special Obligation Revenue Bonds (Refunding) Series 2020 (AA/NR)
1,485,000	3.000		10/01/25	1,657,943
1,240,000	3.000		10/01/26	1,400,072

Duckett Creek MO Sewer District Revenue Bonds (Refunding-System) Series 2015 (NR/Aa3)
1,300,000	5.000		12/01/24	1,533,376
1,215,000	5.000		12/01/25	1,481,292

Fenton MO Fire Protection District GO Bonds Series 2019 (AA+/NR)(b)
1,150,000	4.000		03/01/32	1,327,939
1,200,000	4.000		03/01/33	1,379,280
625,000	4.000		03/01/34	716,163

Festus MO School District No. R-VI Lease Certificates of Participation (School District Project) Series 2019 (A+/NR)
700,000	5.000		04/01/28	893,179
830,000	5.000	(b)	04/01/30	1,071,190
905,000	5.000	(b)	04/01/31	1,161,359

Great Rivers Greenway Metropolitan Park & Recreation District (Gateway Arch Project) Series 2014 (A+/A1)(b)
1,000,000	5.000		12/30/26	1,104,000

Greene County MO Certificates of Participation Series 2018 (NR/Aa3)(b)
1,130,000	5.000		09/01/36	1,402,861
1,000,000	5.000		09/01/37	1,237,660

Greene County MO GO Bonds Limited-Jamestown NID Project Series B (NR/Aa2)(b)(c)
4,280,000	5.000		04/01/22	4,567,445

Greene County MO Reorganized School District No. R-2 GO Bonds Series 2018 (Liberty School Building Direct Deposit Program) (AA+/NR)(b)
875,000	5.000		03/01/38	1,063,878

Greene County MO Reorganized School District No. R-3 GO Bonds Series B (Direct Deposit Program) (AA+/NR)(b)
905,000	4.000		03/01/30	1,060,805
985,000	4.000		03/01/32	1,137,409

Greenwood MO GO Build America Bonds Taxable Series B (AA-/NR)(b)
425,000	5.625		03/01/25	426,407

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Hannibal MO Industrial Development Authority Revenue Bonds (Hannibal Regional Hospital Healthcare System, Inc.) Series 2017 (BBB+/NR)(b)
$ 3,225,000	5.000%		10/01/37	$3,768,799

Hazelwood MO School District GO Bonds (Direct Deposit Program) (Refunding) Series A (AA+/NR)(b)
2,000,000	4.000		03/01/28	2,311,620

Independence MO School District (Refunding) (Direct Deposit Program) Series 2016 (AA+/NR)(b)
1,500,000	4.000		03/01/30	1,725,390

Independence MO School District Lease Certificates of Participation (Refunding) Series 2016 (A+/NR)
600,000	3.000		04/01/22	621,756
875,000	3.000		04/01/23	921,288
500,000	3.000		04/01/24	537,385
960,000	3.000	(b)	04/01/26	1,028,678

Jackson County MO Public Building Corp. Leasehold Revenue Bonds Series A (NPFG) (NR/Aa2)(b)
355,000	5.000		12/01/20	356,182

Jackson County MO Reorganized School District No. 7 Certificates of Participation Series 2016 (AA/NR)
500,000	4.000		05/01/24	558,580
900,000	4.000		05/01/25	1,033,047
700,000	4.000	(b)	05/01/27	821,695
630,000	4.000	(b)	05/01/29	730,718
675,000	4.000	(b)	05/01/30	778,997

Jackson County MO Reorganized School District No. 7 GO Bonds (Refunding) (AA+/NR)(b)
840,000	4.000		03/01/28	1,007,807
580,000	4.000		03/01/30	684,510

Jackson County MO Reorganized School District No.4 Blue Springs GO Bonds (Direct Deposit Program) Series A (AA+/NR)(b)
1,000,000	5.500		03/01/35	1,332,380
1,000,000	5.500		03/01/36	1,327,200

Jackson County MO Revenue Bonds (Refunding) Series 2014 (NR/Aa3)
550,000	5.000		12/01/23	614,257

Jackson County MO School District Hickman Mills C-1 Certificates of Participation (Energy Conservation Project) Series 2015 (BBB+/NR)(b)
475,000	3.000		04/15/28	486,514
575,000	3.250		04/15/30	588,990
550,000	3.300		04/15/31	562,821
700,000	3.375		04/15/32	716,051

Jackson County MO School District No. 58 GO Bonds Series B (NR/Aa3)
2,020,000	4.000		03/01/26	2,396,770
1,365,000	4.000	(b)	03/01/28	1,644,238

Jackson County MO Special Obligation Revenue Bonds (Refunding-Truman Sports Complex Project) Series 2014 (NR/Aa3)(b)
1,000,000	5.000		12/01/25	1,150,350

The accompanying notes are an integral part of these financial statements.	51

THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Jackson County MO Special Obligation Revenue Bonds (Right of Way Project) (NR/Aa3)(b)
$ 1,345,000	4.000%		12/01/26	$1,553,233
1,455,000	4.000		12/01/28	1,662,701

Jackson County MO Special Obligation Revenue Bonds (Truman Medical Center Projects) (NR/Aa2)(b)
595,000	4.250		12/01/23	639,298

Jackson County MO Special Obligation Revenue Bonds (Truman Medical Control Project) Series B (NR/Aa2)
920,000	3.850		12/01/20	922,318
500,000	4.350	(b)	12/01/23	519,905
820,000	4.500	(b)	12/01/24	853,735

Jefferson City MO School District GO Bonds (Direct Deposit Program) Series 2017 (AA+/NR)(b)
15,000	4.000		03/01/30	17,313

Jefferson City MO School District GO Bonds (Direct Deposit Program) Series 2018 (AA+/NR)(b)
1,525,000	4.000		03/01/29	1,813,896

Joplin MO Industrial Development Authority Health Facilities Revenue Bonds (Freeman Health System Project) (A/NR)(b)(c)
1,000,000	5.500		02/15/21	1,014,830

Joplin MO Industrial Development Authority Health Facilities Revenue Bonds (Refunding-Freeman Health System Project) Series 2014 (A/NR)(b)
1,895,000	5.000		02/15/27	2,124,826

Joplin MO Industrial Development Authority Health Facilities Revenue Bonds (Taxable-Refunding-Freeman Health System Project) Series B (A/NR)
480,000	2.200		02/15/23	491,352
450,000	2.318		02/15/24	464,904
500,000	2.378		02/15/25	519,220
1,020,000	2.558		02/15/26	1,067,960
815,000	2.844		02/15/28	856,663
825,000	2.894		02/15/29	863,445

Joplin MO Schools GO Buildings — Series 2020 (AA+/NR)(b)
3,285,000	3.000		03/01/35	3,590,012

Kansas City MO GO Bonds (Refunding & Improvement) Series A (AA/Aa2)(b)
5,425,000	4.500		02/01/24	5,701,458

Kansas City MO Industrial Development Authority Apartments Special Obligation Revenue Bonds(Kansas City International Apartments Terminal Modified Project) Series B (A-/A2)
2,540,000	5.000		03/01/28	3,130,829
1,370,000	5.000		03/01/29	1,704,979

Kansas City MO Industrial Development Authority Revenue Bonds (Refunding & Downtown Redevelopment District) Series A (AA-/A1)(b)
2,130,000	5.500		09/01/29	2,219,311

Kansas City MO Sanitary Sewer System Revenue Bonds (Refunding) Series A (AA/Aa2)(b)
1,895,000	4.000		01/01/33	2,101,252

Kansas City MO Special Obligation Revenue Bonds (Downtown Streetcar Project) Series A (AA-/A1)(b)
760,000	5.000		09/01/31	762,470

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Kansas City MO Special Obligation Revenue Bonds (Refunding) Series C (AA-/A1)
$ 1,000,000	5.000%		09/01/27	$1,253,530
1,000,000	5.000	(b)	09/01/31	1,232,190

Liberty MO Public School District No. 53 Lease Participation Certificates (Refunding) (School Board Association) Series 2016 (AA-/NR)(b)
1,040,000	3.000		04/01/27	1,112,706

Maplewood Richmond Heights Mosch District GO Bonds (Refunding) Series 2019 (AA-/NR)(b)
940,000	4.000		03/01/28	1,112,471
1,055,000	4.000		03/01/29	1,239,256
500,000	4.000		03/01/30	582,430

Maplewood-Richmond Heights MO School District GO Bonds (Refunding) Series A (AA-/NR)(b)
1,000,000	3.000		03/01/40	1,067,530

Metropolitan St. Louis MO Sewer District Wastewater System Revenue Bonds (Taxable-Refunding) Series C (AAA/NR)(b)
3,000,000	2.514		05/01/28	3,271,770

Metropolitan St. Louis MO Sewer District Wastewater System Revenue Bonds Series A (AAA/Aa1)(b)(c)
485,000	5.000		05/01/22	519,493

Missouri Development Finance Board Annual Appropriation Revenue Bonds (Fulton State Hospital Project) Series 2014 (AA+/Aa1)
1,000,000	5.000		10/01/22	1,090,300

Missouri Development Finance Board Cultural Facilities Revenue Bonds (Nelson Gallery Foundation) Series A (AA-/NR)
1,000,000	5.000		12/01/20	1,003,580

Missouri Development Finance Board Cultural Facilities Revenue Bonds (VAR-Nelson Gallery Foundation) Series A (AAA/Aaa)(b)(e)(f)
5,000,000	0.110		12/01/33	5,000,000

Missouri Joint Municipal Electric Utility Commission Power Project Revenue Bonds (Refunding) Series 2014 (A-/A3)
640,000	5.000		01/01/25	754,176

Missouri Joint Municipal Electric Utility Commission Power Project Revenue Bonds (Refunding-Iatan 2 Project) Series A (NR/A2)(b)
3,115,000	5.000		01/01/31	3,491,853

Missouri School Board Association Lease Certificates of Participation for Liberty Public School District No. 53 (AA-/NR)(b)
400,000	4.000		04/01/28	417,344
425,000	5.000		04/01/31	449,280
475,000	5.000		04/01/32	501,619
500,000	5.000		04/01/33	527,440
500,000	5.000		04/01/34	527,065

Missouri State Board of Public Buildings Special Obligation Revenue Bonds Series A (AA+/Aa1)(b)
1,015,000	4.000		04/01/26	1,138,414
635,000	2.000		04/01/27	666,725

52	The accompanying notes are an integral part of these financial statements.

THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Board of Public Buildings Special Obligation Revenue Bonds Series B (AA+/Aa1)(b)
$ 800,000	4.000%		04/01/28	$889,104

Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds (Tri-County Water Authority Project) (NR/Aa3)(b)
595,000	5.000		01/01/30	692,390
775,000	5.000		01/01/31	900,845

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds (Unrefunded Balance-State Revolving Funds Program) Series B (GO of Authority) (NR/Aaa)(b)
5,000	5.000		01/01/22	5,018

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Bonds (Unrefunded-State Revolving Funds Programs) Series A (NR/Aaa)(b)
90,000	5.500		01/01/23	90,356

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds (A.T. Still University of Health Sciences) Series 2011 (A-/NR)
400,000	3.500		10/01/21	411,896
1,850,000	5.250	(b)(c)	10/01/21	1,934,822

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds (Ascension Health Credit Group) Series 2003 (AA+/Aa2)(e)(f)
8,230,000	0.100		11/15/39	8,230,000

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds (Kansas City University of Medicine And Biosciences) Series A (NR/A1)(b)
1,440,000	4.500		06/01/28	1,574,467

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds (Refunding- Southeast MO State University) Series 2019 (A/NR)
600,000	5.000		10/01/25	697,806
640,000	5.000		10/01/26	758,195
2,030,000	5.000		10/01/27	2,447,368

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds (Refunding-Kansas City Art Institute) Series 2018 (A-/NR)(b)
670,000	5.000		09/01/33	782,292
800,000	5.000		09/01/38	919,768

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds (University of Central Missouri) Series C (A+/NR)(b)
2,400,000	5.000		10/01/26	2,712,144

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Bonds (Refunding-Cox Health) Series A (NR/A2)(b)
2,500,000	5.000		11/15/35	2,882,125

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Bonds (Refunding-St. Luke’s Episcopal-Presbyterian Hospitals) Series B (A/NR)(b)
1,000,000	5.000		12/01/33	1,132,420

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Bonds (St. Lukes Episcopal) Series 2011 (NR/NR)(b)(c)
$ 2,270,000	5.000%		12/01/21	$2,382,683

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Bonds (Refunding-St. Luke’s Episcopal-Presbyterian Hospitals) Series B (A/NR)(b)
1,375,000	5.000		12/01/31	1,566,799

Missouri State Health & Educational Facilities Authority Revenue Bonds (Kansas City University of Medicine & Biosciences) Series A (NR/A1)(b)
950,000	5.000		06/01/34	1,154,374
1,100,000	5.000		06/01/37	1,317,569

Missouri State Health & Educational Facilities Authority Revenue Bonds (Refunding & Improvement-Webster University Project) Series 2011 (NR/Baa1)(b)(c)
2,000,000	5.000		04/01/21	2,038,920

Missouri State Health & Educational Facilities Authority Revenue Bonds (Refunding-Children’s Mercy Hospital) Series 2016 (A+/NR)(b)
1,250,000	4.000		05/15/33	1,387,362

Missouri State Health & Educational Facilities Authority Revenue Bonds (Refunding-The Children’s Mercy Hospital) Series 2016 (A+/NR)(b)
1,250,000	4.000		05/15/39	1,367,887

Missouri State Health & Educational Facilities Authority Revenue Bonds (Variable-St. Louis University) Series B-REMK (AA-/Aa1)(b)(e)(f)
2,500,000	0.110		10/01/24	2,500,000

Missouri State Health & Educational Facilities Authority Revenue Bonds (Variable-The Washington University) Series A (JP Morgan Chase Bank SPA) (AA+/Aa1)(b)(e)(f)
5,000,000	0.110		09/01/30	5,000,000

Missouri State Housing Development Commission Multi Family Housing Revenue Bonds (Samantha Heights Apartments Project) Series 2 (FHA) (AA+/NR)(b)
500,000	4.375		07/01/30	502,420

Missouri State Housing Development Commission Single Family Mortgage Revenue Bonds (First Place Homeownership Loan Program) Series B (GNMA/FNMA/FHLMC) (AA+/NR)(b)
540,000	2.400		11/01/30	568,485
525,000	2.500		05/01/31	551,754
550,000	2.550		11/01/31	578,358

Missouri State Housing Development Commission Single Family Mortgage Revenue Bonds (Homeownership Loan Program) Series B-2 (GNMA/FNMA/FHLMC) (AA+/NR)(b)
875,000	3.550		11/01/30	939,978

Missouri State Housing Development Commission Single Family Mortgage Revenue Bonds (Homeownership Loan Program) Series D (GNMA/FNMA/FHLMC) (AA+/NR)
470,000	2.000		11/01/21	475,621
420,000	3.050	(b)	11/01/28	460,921
370,000	3.150	(b)	11/01/29	404,218
420,000	3.250	(b)	11/01/30	459,278

The accompanying notes are an integral part of these financial statements.	53

THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Housing Development Commission Single Family Mortgage Revenue Bonds (Special Homeownership Loan Program) (Non-AMT) Series E-4 (GNMA/FNMA/FHLMC) (AA+/NR)(b)(c)
$ 155,000	3.600%	05/01/21	$157,618
220,000	3.750	05/01/21	223,881
180,000	3.800	05/01/21	183,218

Missouri State of Health & Educational Facilities Authority Revenue Bonds (Refunding) Series A (NR/A2)(b)
3,750,000	5.000	11/15/32	4,357,162

Missouri State University Auxiliary Enterprise System Revenue Bonds (Refunding) Series A (A+/A1)(b)
2,835,000	4.000	04/01/26	2,938,959

Nixa MO Public Schools GO Bonds (Direct Deposit Program) (Refunding) Series 2019 (AA+/NR)(b)
500,000	4.000	03/01/33	581,915
800,000	4.000	03/01/34	928,192

Nodaway County MO Industrial Development Authority Educational Facilities Revenue Bonds (Variable-Northwest Foundation, Inc.) Series 2008 (AA-/NR)(b)(e)(f)
1,805,000	0.100	11/01/28	1,805,000

Northwest Missouri State University Revenue Bonds (Housing System) (NR/A3)(b)
2,750,000	4.000	06/01/26	2,843,417
2,925,000	4.000	06/01/27	3,018,483
1,000,000	4.000	06/01/28	1,030,260

O’Fallon MO Special Obligation Revenue Bonds Series 2012 (AA-/NR)(b)
1,135,000	4.000	11/01/22	1,176,439

Ozark MO Certificates of Participation Series 2014 (A+/NR)(b)
500,000	5.000	09/01/44	545,330

Ozark MO Reorganized School District No. R-6 GO Bonds (Direct Deposit Program) (Refunding & Improvement) Series 2015 (AA+/NR)(b)
1,000,000	4.000	03/01/30	1,073,420
1,000,000	4.000	03/01/34	1,064,570
1,500,000	4.000	03/01/35	1,594,710

Platte County MO R-3 School District Building Corp. Leasehold Revenue Bonds (School Project) (AA-/NR)(b)
1,000,000	4.000	04/01/23	1,049,720
550,000	4.000	04/01/28	577,990
800,000	4.000	04/01/29	836,056
1,475,000	4.000	04/01/30	1,550,063

Rolla MO Certificates of Participation Series B (A+/NR)(b)
225,000	3.150	07/01/27	232,223
410,000	3.450	07/01/32	420,381

Saint Louis MO Airport Revenue Bonds (Lambert-St. Louis International Airport) Series 2005 (NPFG) (A-/A2)
2,135,000	5.500	07/01/28	2,736,451

Saint Louis MO Airport Revenue Bonds (Refunding -St. Louis Lambert International Airport) Series C (A-/A2)
500,000	5.000	07/01/27	612,950
1,000,000	5.000	07/01/28	1,245,770

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Saint Louis MO Special Administrative Board of the Transitional School District GO Bonds (Direct Deposit Program) Series 2012 (AA+/NR)(b)
$ 3,000,000	4.000%		04/01/23	$3,157,020

Saint Louis MO Special Administrative Board of the Transitional School District GO Bonds (Direct Deposit Program) Series A (AA+/NR)(b)
1,300,000	4.000		04/01/23	1,368,042

Saint Louis MO Special Administrative Board of the Transitional School District GO Bonds (Direct Deposit Program) Series B (AA+/NR)(b)(c)
1,000,000	4.000		04/01/21	1,015,560

Southern Platte MO Fire Protection District Series 2018 (NR/Aa2)(b)
540,000	4.000		03/01/38	599,195

Springfield MO Public Utility Revenue Bonds (Refunding) Series 2015 (AA+/NR)(b)
1,310,000	4.000		08/01/31	1,485,605

Springfield MO Special Obligation Revenue Bonds (Refunding) Series A (NR/Aa2)
925,000	2.000		05/01/21	933,177

Springfield MO Special Obligation Revenue Bonds (Refunding) Series B (AMT) (NR/Aa2)
2,275,000	5.000		07/01/27	2,785,669
1,220,000	5.000	(b)	07/01/28	1,479,287
1,400,000	5.000	(b)	07/01/30	1,666,882

Springfield MO Special Obligation Revenue Bonds (Refunding) Series B (NR/Aa3)
1,335,000	2.000		05/01/21	1,345,480
1,000,000	4.000	(b)	05/01/26	1,084,540
1,405,000	4.000	(b)	05/01/27	1,519,704

Springfield MO Special Obligation Revenue Bonds (Sewer Systems Improvement Project) Series 2012 (NR/Aa2)
1,275,000	5.000		04/01/22	1,360,820
1,340,000	5.000	(b)	04/01/23	1,428,078

Springfield MO Special Obligation Revenue Bonds Series 2020 (NR/Aa2)(b)
470,000	4.000		11/01/34	545,120
475,000	4.000		11/01/35	548,787
815,000	4.000		11/01/36	937,975
845,000	4.000		11/01/37	969,528
920,000	4.000		11/01/38	1,052,471

St. Charles County MO Public Water Supply District No. 2 Certificates of Participation (Refunding) Series 2016 (AA+/NR)(b)
1,000,000	4.000		12/01/31	1,134,320

St. Charles MO Certificates of Participation Series 2012 (NR/A1)(b)
1,000,000	3.000		05/01/22	1,001,800

St. Joseph MO Industrial Development Authority Special Obligation Revenue Bonds (Refunding) (Sewer System Improvements Project) Series B (A+/NR)(b)
1,085,000	5.000		04/01/26	1,292,669

54	The accompanying notes are an integral part of these financial statements.

THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
St. Louis County MO Community College District Certificates of Participation Series 2017 (AA/NR)(b)
$ 1,000,000	4.000%		04/01/35	$1,142,790
2,000,000	4.000		04/01/36	2,276,980
2,515,000	4.000		04/01/37	2,853,368

St. Louis County MO Library District Certificates of Participation (AA/Aa2)(b)
1,855,000	4.000		04/01/25	2,010,319
1,930,000	4.000		04/01/26	2,086,986
2,010,000	4.000		04/01/27	2,167,122

St. Louis County MO Parkway School District No. C-2 GO Bonds Series B (AAA/NR)(b)
1,000,000	4.000		03/01/32	1,119,830

St. Louis County MO Special School District Certificates of Participation (Lease) Series B (AA/NR)(b)
1,735,000	4.000		04/01/26	1,818,089

St. Louis MO Airport Revenue Bonds (Refunding-Lambert International Airport) Series 2012 (AMT) (A-/A2)(b)
1,280,000	5.000		07/01/23	1,360,794

St. Louis MO Junior College District Building Corp. Leasehold Revenue Bonds (Refunding) (AA/NR)
750,000	3.000		04/01/21	758,250
800,000	3.000		04/01/22	830,048
800,000	3.000	(b)	04/01/23	827,160

St. Louis MO Muni Finance Corp. (Refunding-Carnahan Court House) Series A (A/NR)
2,710,000	5.000		02/15/27	3,271,268

St. Louis MO Municipal Finance Corporation Revenue Bonds Series A (A/NR)
1,320,000	5.000		04/15/25	1,519,122
1,390,000	5.000		04/15/26	1,636,183

St. Louis MO Municipal Finance Corporation Sales Tax Leasehold Revenue Bonds (Refunding) Series 2016 (A/NR)
1,000,000	5.000		02/15/24	1,120,530
2,595,000	4.000	(b)	02/15/35	2,798,837

St. Louis MO Municipal Library District Revenue Bonds (Refunding) Series 2020 (AA/NR)(b)
1,900,000	3.000		03/15/39	2,005,830

St. Louis MO Special Administrative Board of the Transitional School District GO Bonds (Direct Deposit Program) Series 2017 (AA+/NR)(b)
1,000,000	4.000		04/01/29	1,166,700
1,000,000	4.000		04/01/30	1,160,160

Stone County MO Reorganized School District No. 4 (Refunding -MO Direct Deposit Program) Series 2016 (AA+/NR)(b)
1,725,000	4.000		03/01/33	1,953,994
1,840,000	4.000		03/01/34	2,075,759

Truman MO State University Housing Society Revenue Bonds (Refunding-Revenue) Series 2016 (NR/A2)(b)
865,000	3.000		06/01/25	917,134

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
University MO School District GO Bonds (Refunding) (Direct Deposit Program) Series 2017 (AA+/NR)
$ 1,760,000	4.000%		02/15/26	$2,081,182

Valley Park MO Fire Protection District GO Bonds Series 2019 (AA/NR)
360,000	4.000		03/01/25	414,594
535,000	4.000		03/01/26	630,770
555,000	4.000		03/01/27	667,243
450,000	4.000	(b)	03/01/35	514,467
500,000	4.000	(b)	03/01/37	568,160
755,000	4.000	(b)	03/01/39	853,777

Warrensburg MO School District No R-VI GO Bonds (Direct Deposit Program) Series 2020 (AA+/NR)(b)
500,000	3.000		03/01/36	541,795
560,000	3.000		03/01/37	604,996

Webster County MO Marshfield School District No. R-1 GO Bonds (Direct Deposit Program) Series A (AA+/NR)(b)
500,000	4.000		03/01/32	597,025
890,000	4.000		03/01/33	1,053,004

Wentzville MO Certificates of Participation (Refunding) Series 2015 (NR/A1)
1,160,000	4.000		08/01/25	1,340,020
1,000,000	4.000	(b)	08/01/26	1,146,970

Wentzville MO School District No. 4 (Refunding) (Direct Deposit Program) Series 2016 (AA+/Aa1)(a)(b)
2,000,000	0.000		03/01/26	1,841,540
2,095,000	0.000		03/01/27	1,859,061

Wentzville MO School District No. 4 (Refunding) (Direct Deposit Program) Series 2017 (AA+/Aa1)(b)
3,200,000	4.000		03/01/29	3,725,408

Wentzville R-IV School District MO Lease Certificates of Participation (Refunding & Improvement Certificates) Series 2016 (NR/Aa3)(b)
1,810,000	4.000		04/01/32	1,999,109
1,800,000	4.000		04/01/33	1,973,574
1,800,000	4.000		04/01/34	1,969,434

Wentzville R-IV School District MO Lease Certificates of Participation Series 2015 (NR/Aa3)
565,000	5.000		04/01/24	651,202
990,000	4.000	(b)	04/01/25	1,104,127

				333,970,422

North Dakota(b) – 0.8%
North Dakota State Housing Finance Agency Homeownership Revenue Bonds (Home Mortgage Finance Program) Series C (NR/Aa2)
2,310,000	2.600		07/01/28	2,449,801
495,000	3.150		01/01/36	522,626

				2,972,427

Washington(b) – 0.7%
Port of Seattle WA Revenue Bonds (Refunding-Intermediate) Series A (A+/A1)
2,500,000	5.000		08/01/29	2,687,250

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $349,499,581)				$368,363,029

The accompanying notes are an integral part of these financial statements.	55

THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Dividend Rate	Value

Investment Company – 3.6%
State Street Institutional US Government Money Market Fund — Premier Class
13,771,316	0.027%	$13,771,316
(Cost $13,771,316)

TOTAL INVESTMENTS – 99.9%
(Cost $363,270,897)		$382,134,345

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		505,993

NET ASSETS – 100.0%		$382,640,338

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security issued with a zero coupon. The actual effective yield of this security is different than the stated coupon due to the accretion of discount.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Prerefunded security. Maturity date disclosed is prerefunding date.

(d)	All or a portion represents a forward commitment.

(e)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2020.

(f)	Rate shown is that which is in effect on October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

Security ratings disclosed, if any, are issued by S&P Global Ratings/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
FHA	—Insured by Federal Housing Administration
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
Non-ACE	—Non-Adjust Current Earnings
Non-AMT	—Non-Alternative Minimum Tax
NR	—Not Rated
SPA	—Stand-by Purchase Agreement

PORTFOLIO COMPOSITION

	AS OF 10/31/20	AS OF 10/31/19

Lease	28.8%	28.8%
General Obligation	24.2	22.0
Hospital	9.9	10.3
Education	9.1	11.7
Limited Tax	4.5	7.3
Single Family Housing	4.1	4.6
Prerefunded/Escrow to Maturity	4.1	2.7
Water/Sewer	3.8	3.5
Investment Company	3.6	1.7
Power	2.7	2.2
Transportation	2.3	2.0
Not For Profit	1.6	1.0
Crossover	1.1	1.2
Multi Family Housing	0.1	0.3
Industrial Development Revenue/ Pollution Control Revenue	—	0.1

TOTAL INVESTMENTS	99.9%	99.4%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying investment categories of investment companies held by the Fund are not reflected in the table above. Consequently, the Fund’s overall investment category allocations may differ from the percentages contained in the table above.

The Fund is actively managed and, as such, its composition may differ over time.

56	The accompanying notes are an integral part of these financial statements.

THE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2020 (Unaudited)

The following is performance information for The Kansas Tax-Free Intermediate Bond Fund (“Kansas Tax-Free Intermediate Bond Fund”) for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is not subject to a sales charge, so a sales charge is not applied to its total returns. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. Please visit our website at www.commercefunds.com to obtain the most recent month-end returns.

Kansas Tax-Free Intermediate Bond Fund Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One Year	Five Years	Ten Years

Kansas Tax-Free Intermediate Bond Fund(a)	3.54%	2.80%	3.12%

(a)	Returns reflect any applicable fee waivers or expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

(b)	The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

THE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – 95.2%
Alabama(a) – 0.6%
Homewood AL Educational Building Authority Revenue Bonds (Refunding Educational Facilities Samford University) Series A (NR/A3)
$ 1,000,000	4.000%		12/01/35	$1,093,540

California(b) – 2.5%
Burbank CA Unified School District GO Bonds Capital Appreciation Election of 1997 Series C (NPFG) (A+/Baa2)
670,000	0.000		07/01/27	613,700

Manteca CA Unified School District GO Bonds Capital Appreciation Election 2004 Series 2006 (NPFG) (NR/Aa2)
2,000,000	0.000		08/01/28	1,796,420

San Marcos Unified School District GO Bonds (Capital Appreciation) (AA-/Aa3)
2,275,000	0.000		08/01/24	2,212,779

				4,622,899

Illinois(a) – 1.0%
Illinois State Housing Development Authority Revenue Bonds (Homeowner Mortgage) Subseries A-1 (GNMA/FNMA/FHLMC) (AA/Aa2)
665,000	3.500		08/01/31	732,803

Lake County IL Community Consolidated School District No. 73 Hawthorn GO Bonds (Refunding) Series B (AA+/NR)
1,000,000	4.000		01/01/33	1,141,840

				1,874,643

Indiana(a) – 1.0%
Carmel IN Local Public Improvement Bond Bank Revenue Bonds Series B-1 (AA/NR)
440,000	4.000		01/15/35	503,747

Wabash City IN Schools Building Corp. Revenue Bonds Series 2019 (AA+/NR)
1,050,000	4.000		07/15/30	1,257,186

				1,760,933

Kansas – 84.7%
Allen County KS Public Building Community Revenue Bonds (Allen County Hospital Project) Series 2012 (A/NR)(a)(c)
3,425,000	5.000		12/01/22	3,757,430

Arkansas City KS Public Building Commission Revenue Bonds (Refunding) Series 2019 (A/NR)
560,000	5.000		09/01/27	701,142
585,000	5.000		09/01/28	742,049
415,000	5.000	(a)	09/01/29	518,667

Blue Valley KS Recreation Commission Certificates of Participation (Recreation Facilities) (AGM) (AA/Aa2)(a)
800,000	4.000		10/01/27	924,280

Bourbon County KS Unified School District No. 234-Fort Scott GO Bonds Series 2014 (A/NR)
900,000	5.000		09/01/23	1,011,843

Butler County KS Unified School District No. 385 GO Bonds (Refunding-School Building) Series 2017 (AA-/Aa3)(a)
1,000,000	4.000		09/01/30	1,188,170
500,000	4.000		09/01/31	584,730

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Butler County KS Unified School District No. 385 GO Bonds Series 2019 (NR/Aa3)
$ 815,000	3.000%		12/01/20	$816,720

Chisholm Creek Utility Authority KS Water and Wastewater Facilities Revenue Bonds (Refunding — Bel Aire & Park City Project) Series 2017 (AGM) (AA/NR)
1,315,000	5.000		09/01/26	1,624,788
1,305,000	4.000	(a)	09/01/28	1,558,836

Chisholm Creek Utility Authority KS Water and Wastewater Facilities Revenue Bonds (Refunding) (AMBAC) (NR/WR)
1,000,000	5.250		09/01/24	1,164,370

City of Abilene KS Public Building Commission Revenue Bonds (Refunding-Hospital District No. 1) Series 2017 (AA-/NR)(a)
560,000	5.000		12/01/28	714,381
600,000	4.000		12/01/29	713,688
650,000	4.000		12/01/30	769,333

City of Dodge KS GO Bonds (Refunding) Series B (A+/NR)
670,000	4.000		09/01/26	791,076
740,000	4.000	(a)	09/01/28	879,105

City of Emporia KS GO Bonds (Refunding) Series 2020 (AA/NR)
300,000	3.000		09/01/21	306,564
305,000	3.000		09/01/22	319,427
525,000	3.000		09/01/23	562,359

City of Garden KS GO Bonds (Refunding) Series 2020-A (NR/Aa3)(a)(d)
1,255,000	3.000		11/01/29	1,412,427
1,000,000	3.000		11/01/30	1,116,720

City of Manhattan KS Hospital Revenue Bonds (Refunding-Mercy Regional Hospital Center, Inc.) Series 2013 (A+/NR)(a)
2,000,000	5.000		11/15/29	2,139,820

City of Mulvane KS GO Bonds (Refunding) Series A (AA-/NR)
500,000	5.000		09/01/25	604,110

City of Salina KS Water & Sewage System Revenue Bonds (Refunding) Series A (NR/Aa3)(a)
495,000	3.000		10/01/27	553,484
350,000	3.000		10/01/28	388,140
300,000	3.000		10/01/29	330,492

City of Topeka KS Combined Utility Revenue Bonds (Refunding) Series A (NR/Aa3)(a)
545,000	4.000		08/01/27	645,362
445,000	3.000		08/01/28	505,048
525,000	3.000		08/01/29	589,208

City of Topeka KS GO Bonds (Refunding) Series A (AA/NR)(a)
2,000,000	2.000		08/15/28	2,083,140

City of Wichita KS GO Bonds (Refunding & Improvement) Series 2020-32 (SP-1+/MIG1)
3,000,000	3.500		10/15/21	3,092,730

Dickinson County KS Public Building Commission Revenue Bonds Series 2018 (AA-/NR)(a)
1,550,000	3.250		08/01/33	1,703,264
1,000,000	5.000		08/01/44	1,189,070

58	The accompanying notes are an integral part of these financial statements.

THE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Dickinson County KS Unified School District No. 435 GO Bonds (Taxable-Refunding) Series 2019 (A+/NR)(a)
$ 375,000	2.950%		09/01/32	$413,205

Douglas County KS Unified School District No. 491 GO Bonds (Edora-Refunding) Series B-2019 BAM (AA/A2)
1,010,000	4.000		09/01/29	1,247,835

Finney County Unified School District No. 457 GO Bonds (Refunding) Series A (A+/NR)(a)
1,530,000	4.000		09/01/30	1,764,947

Franklin County KS Unified School District No. 290 GO Bonds Series A (NR/A1)(a)(c)
2,470,000	5.000		09/01/25	3,014,042

Geary Country KS GO Bonds (Refunding) Series 2016 (A/NR)(a)
1,000,000	4.000		09/01/29	1,161,250

Geary County KS Unified Government GO Bonds (Refunding & Improvement) Series B (AA-/NR)(a)
380,000	4.000		12/01/26	442,947
310,000	5.000		12/01/37	364,182

Geary County KS Unified School District No. 475 (Taxable) Series C (NR/Aa2)(a)
865,000	3.661		09/01/32	946,569

Goddard KS GO Bonds Series 2019-1 (SP-1+/NR)(a)
1,000,000	3.000		12/01/22	1,025,760

Johnson & Miami Counties KS Unified School District No. 230 GO Bonds Series A (NR/Aa3)(a)
1,000,000	4.000		09/01/32	1,173,840

Johnson & Miami County KS Unified School District No. 230 GO Bonds (Refunding) Series 2016 (NR/Aa3)
1,000,000	5.000		09/01/26	1,249,130
1,000,000	3.500	(a)	09/01/30	1,112,460

Johnson & Miami County KS Unified School District No. 230 GO Bonds Series B (NR/Aa3)(a)
1,000,000	4.000		09/01/33	1,148,170

Johnson County KS Improvement GO Bond Series A (AAA/Aaa)(a)
2,000,000	4.000		09/01/34	2,353,780

Johnson County KS Park & Recreation District Certificates of Participation Series A (NR/Aa2)(a)
1,000,000	4.000		09/01/23	1,040,580

Johnson County KS Unified School District No. 231 GO Bonds (Improvement) Series 2013-A (AA-/NR)
2,395,000	5.000		10/01/22	2,613,208

Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement) Series A (AA-/NR)(a)
1,500,000	4.000		10/01/36	1,671,045

Johnson County KS Unified School District No. 233 GO Bonds (Refunding & Improvement) Series C (AA/Aa2)(a)
500,000	5.000		09/01/27	519,200

Johnson County KS Unified School District No. 233 GO Bonds (Refunding) Series B (AA/Aa2)(a)
1,000,000	4.000		09/01/31	1,157,770

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Johnson County KS Unified School District No. 233 GO Bonds (Refunding) Series C (AA/Aa2)(a)
$ 1,000,000	4.000%	09/01/29	$1,168,010

Johnson County KS Unified School District No. 512 Shawnee Mission GO Bonds (Refunding & Improvement) Series B (NR/Aaa)(a)
630,000	4.000	10/01/30	738,801

Johnson County KS Unified School District No. 512 Shawnee Mission GO Bonds (Refunding) Series A (NR/Aaa)(a)
1,000,000	4.000	10/01/35	1,126,930

Junction City KS GO Bonds (Refunding Water & Sewer System) Series B (NR/NR)(a)(c)
825,000	5.500	09/01/21	860,434

Junction City KS GO Bonds (Refunding) Series A (A+/NR)(a)
600,000	5.000	09/01/33	620,034
600,000	5.000	09/01/34	619,932

Kansas City KS Community College District Certificates of Participation (Refunding) Series A (AA-/NR)
500,000	4.000	04/01/21	507,365
700,000	4.000	04/01/22	735,217
945,000	4.000	04/01/23	1,023,435
545,000	4.000	04/01/24	607,969
1,000,000	4.000	04/01/25	1,144,410
350,000	4.000	04/01/26	409,661

Kansas City KS Community College District Certificates of Participation (Taxable-Refunding) Series B (AA-/NR)
605,000	2.450	04/01/27	626,907

Kansas Development Finance Authority Hospital Revenue Bonds (Refunding-Adventist Health Sunbelt Obligation Group) Series A (AA/Aa2)(a)
2,770,000	5.000	11/15/32	2,935,729

Kansas Development Finance Authority Revenue Bonds (Wichita University Union Corporation Student Housing Project) Series F-1 (NR/Aa3)(a)
1,000,000	5.000	06/01/24	1,021,640
790,000	5.250	06/01/42	802,269

Kansas Economic Development Authority Revenue Bonds Series 2020-T (A+/A1)
4,000,000	5.000	12/01/21	4,200,800

Kansas State Department of Transportation Highway Revenue Bonds Series 2015 (AA/Aa2)(a)
1,250,000	5.000	09/01/29	1,507,162
1,110,000	5.000	09/01/34	1,315,550

Kansas State Development Finance Authority Health Facilities Revenue Bonds (KU Health System) Series J (AAA/NR)(a)(e)(f)
7,230,000	0.110	03/01/41	7,230,000

Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects) Series E-1 (A+/Aa3)(a)
700,000	5.000	11/01/22	700,000

Kansas State Development Finance Authority Revenue Bonds (Refunding-State of Kansas Project) Series F (A+/Aa3)(a)
1,895,000	3.000	11/01/32	2,034,396

The accompanying notes are an integral part of these financial statements.	59

THE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Kansas State Development Finance Authority Revenue Bonds (University Projects) Series A (A+/Aa3)(a)
$ 2,000,000	4.000%	03/01/31	$2,174,000

Kansas State Development Finance Authority Revenue Bonds Series G (A+/Aa3)(a)
1,000,000	5.000	04/01/30	1,091,890

Lawrence KS Hospital Revenue Bonds (Refunding) (Lawrence Memorial Hospital) Series A (A/NR)(a)
1,335,000	4.000	07/01/37	1,495,360

Lawrence KS Hospital Revenue Bonds (Refunding) (Lawrence Memorial Hospital) Series II (NR/MIG1)
2,770,000	4.000	05/01/21	2,820,746

Leavenworth County KS Unified School District No. 453 GO Bonds Series A (NR/Aa3)(a)
1,165,000	4.000	09/01/31	1,343,839
500,000	4.000	09/01/38	559,650

Leavenworth County KS Unified School District No. 464 GO Bonds (Refunding & Improvement) Series B (NR/A1)(a)(c)
500,000	4.000	09/01/22	533,315

Leavenworth County KS Unified School District No. 469 Lansing GO Bonds (Refunding) Series 2016 (NR/A1)
1,000,000	4.000	09/01/26	1,174,490

Lyon County KS Unified School District No 253 Emporia GO Bonds Series 2019 (NR/A1)(a)
1,050,000	4.000	09/01/33	1,227,334

Newton KS GO Bonds (Refunding) Series A (AA-/NR)(a)
1,555,000	3.000	09/01/27	1,643,231
1,180,000	3.000	09/01/28	1,244,570

Pratt County KS Public Building Commission Revenue Bonds (AA-/NR)
400,000	5.000	12/01/20	401,404

Reno County KS Unified School District No. 313 GO Bonds Series A (NR/A2)(a)
1,930,000	4.000	09/01/26	2,046,244

Riley County KS Unified School District No. 383 GO Bonds (Prerefunded-Refunding) Series 2016 (NR/NR)(a)(c)
170,000	3.000	09/01/26	195,012

Riley County KS Unified School District No. 383 GO Bonds (Unrerefunded-Refunding) Series 2016 (NR/Aa2)(a)
1,830,000	3.000	09/01/30	1,997,738

Scott County KS Unified School District No. 466 GO Bonds Series A (NR/A2)(a)
920,000	5.000	09/01/28	1,096,787
965,000	5.000	09/01/29	1,145,330

Sedgwick County KS Unified School District No. 260 GO Bonds (Refunding) Series 2016 (NR/Aa3)
1,000,000	4.000	10/01/30	1,247,660
1,000,000	4.000	10/01/31	1,258,040

Sedgwick County KS Unified School District No. 261 GO Bonds (Unrefunded-Refunding & School Improvement) Series 2007 (AGM) (AA/NR)(a)
25,000	5.000	11/01/32	25,090

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Sedgwick County KS Unified School District No. 261 GO Bonds Series 2016 (NR/A1)(a)
$ 985,000	3.000%		11/01/32	$1,055,762

Sedgwick County KS Unified School District No. 262 GO Bonds (Refunding) Series 2015 (A+/NR)(a)
800,000	4.000		09/01/25	901,936
1,500,000	4.000		09/01/26	1,683,720

Sedgwick County KS Unified School District No. 262 GO Bonds Series 2016 (A+/NR)(a)(c)
1,425,000	5.000		09/01/24	1,673,748

Sedgwick County KS Unified School District No. 265 GO Bonds (Refunding) Series B (NR/Aa3)(a)
1,300,000	4.000		10/01/29	1,522,248

Sedgwick County KS Unified School District No. 266 GO Bonds Series A (AA/NR)
300,000	3.000		09/01/26	336,084
715,000	4.000	(a)	09/01/29	859,737

Seward County KS Unified School District No. 480 GO Bonds (Refunding & Improvement) (A+/A1)(a)(c)
1,000,000	5.000		09/01/22	1,086,760

Seward County KS Unified School District No. 480 GO Bonds (Refunding) Series 2017 (NR/A1)(a)
1,000,000	4.000		09/01/28	1,182,930

Seward County KS Unified School District No. 480 GO Bonds (Refunding) Series B (A+/A1)(a)
700,000	4.000		09/01/30	794,878

Shawnee County KS Certificates of Participation Series 2015 (NR/Aa2)(a)
485,000	4.000		09/01/30	550,737
1,000,000	4.000		09/01/31	1,128,460
1,065,000	5.000		09/01/32	1,256,562

Shawnee County KS GO Bonds (Refunding) Series 2015 (NR/Aa1)
435,000	3.000		09/01/22	457,046
450,000	3.000		09/01/23	482,022
490,000	3.000		09/01/25	546,722

Shawnee County KS Public Building Commission Revenue Bond (Expocentre Project) Series 2018 (NR/Aa1)(a)
600,000	4.000		09/01/29	700,266
650,000	4.000		09/01/30	753,766

Shawnee County KS Unified School District No. 345 Seaman GO Bonds (Commercial Mortgage Backed Securities-Refunding-Improvement) Series A (NR/Aa3)(a)(b)
2,000,000	0.000		09/01/23	1,929,360

Shawnee County KS Unified School District No. 437 GO Bonds (Refunding) Series 2015 (AA/NR)(a)
910,000	4.000		09/01/27	1,043,861

State of Kansas Department of Transportation High Way Revenue Bonds Series A (AA/Aa2)
1,000,000	5.000		09/01/27	1,282,280
1,250,000	5.000	(a)	09/01/32	1,550,475

60	The accompanying notes are an integral part of these financial statements.

THE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
University of Kansas Hospital Authority (Health Facilities) Revenue Bonds Series A (AA-/NR)
$ 1,500,000	5.000%		03/01/28	$1,914,345
1,930,000	5.000	(a)	09/01/48	2,331,498

Washburn University KS Revenue Bonds Series 2014 (Refunding) (NR/A1)
460,000	3.000		07/01/22	478,064

Wichita KS GO Bonds (AMT-Airport) Series C (AA+/Aa2)
590,000	5.000		12/01/25	716,012

Wichita KS GO Bonds Series B (AMT) (AA+/Aa2)(a)
940,000	4.000		12/01/42	1,056,137

Wichita KS Sales Tax Special Obligation Revenue Bonds (River District Stadium Star Bond Project) Series 2018 (NR/A1)(a)
1,000,000	5.000		09/01/32	1,193,500

Wichita KS Water & Sewer Utility Revenue Bonds (Refunding) Series B (AA-/NR)(a)
415,000	4.000		10/01/26	469,593

Wichita KS Water & Sewer Utility Revenue Bonds Series A (AA-/NR)(a)
1,560,000	4.000		10/01/29	1,849,661

Wyandotte County Kansas City KS Unified Government Utility System Revenue Bonds (Public Utilities) Series A (A/A2)(a)(c)
525,000	5.000		09/01/22	570,040

Wyandotte County Kansas City KS Unified Government Utility System Revenue Bonds (Refunding & Improvement) Series A (A/A2)(a)
1,000,000	5.000		09/01/26	1,161,790
1,000,000	4.250		09/01/39	1,088,530

Wyandotte County KS School District No. 204 GO Bonds Series A (NR/Aa3)(a)
1,000,000	3.000		09/01/37	1,060,940

Wyandotte County KS School District No. 500 GO Bonds Series A (AA-/Aa3)(a)(c)
500,000	5.500		09/01/26	642,750

				154,392,494

Massachusetts(a) – 0.0%
Massachusetts Educational Financing Authority Education Loan Revenue Bonds (Issue I) Series A (AA/NR)
50,000	5.300		01/01/30	50,373

Michigan(a) – 1.0%
Michigan State Housing Development Authority, SF Mortgage Revenue Bonds (Non-ACE) Series B (AA+/Aa2)
1,665,000	2.900		06/01/28	1,807,924

Nevada(a) – 0.6%
Clark County NV GO Bonds (Refunding Las Vegas Convention & Visitors Authority) Series C (AA+/Aa1)
1,000,000	3.000		07/01/35	1,066,690

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Ohio(a) – 0.6%
Elyria OH Library Improvement Revenue Bonds Series 2018 (A+/NR)
$ 1,000,000	4.000%	12/01/42	$1,080,480

Texas(a) – 1.3%
Arlington TX Higher Education Finance Corp. Revenue Bonds (KIPP Texas, Inc.) Series 2018 (PSF-GTD) (AAA/NR)
1,000,000	4.000	08/15/32	1,189,120

Austin TX Community College District Public Facility Corp. Lease Revenue Bonds Series C (AA/Aa2)
1,090,000	4.000	08/01/35	1,254,132

			2,443,252

Utah(a) – 0.7%
Unified Fire Service Area Local Building Authority Lease Revenue Bonds (Refunding) Series 2016 (NR/Aa2)
675,000	3.000	04/01/34	712,193

Utah State Building Ownership Authority Lease Revenue Bonds (State Facilities Master Lease Program) Series 2016 (AA+/Aa1)
500,000	3.000	05/15/34	528,785

			1,240,978

Washington(a) – 0.6%
Port of Seattle WA Revenue Bonds (Refunding-Intermediate) Series A (A+/A1)
1,000,000	5.000	08/01/29	1,074,900

Wisconsin(a) – 0.6%
Wisconsin State Health & Educational Facilities Authority Revenue Bonds (Refunding-Ascension Health Credit Group) Series A (AA+/Aa2)
1,000,000	4.000	11/15/34	1,129,250

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $163,885,545)			$173,638,356

Shares	Dividend Rate		Value

Investment Company – 5.7%
State Street Institutional US Government Money Market Fund — Premier Class
10,320,036	0.027%		$10,320,036
(Cost $10,320,036)

TOTAL INVESTMENTS – 100.9%
(Cost $174,205,581)			$183,958,392

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(1,606,505)

NET ASSETS – 100.0%			$182,351,887

The accompanying notes are an integral part of these financial statements.	61

THE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates.

(b)	Security issued with a zero coupon. The actual effective yield of this security is different than the stated coupon due to the accretion of discount.

(c)	Prerefunded security. Maturity date disclosed is prerefunding date.

(d)	All or a portion represents a forward commitment.

(e)	Variable Rate Security. The interest rate shown reflects the rate as of October 31, 2020.

(f)	Rate shown is that which is in effect on October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

Security ratings disclosed, if any, are issued by S&P Global Ratings Services/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
NR	—Not Rated
PSF-GTD	—Guaranteed by Permanent School Fund
WR	—Withdrawn Rating

PORTFOLIO COMPOSITION

	AS OF 10/31/20	AS OF 10/31/19

General Obligation	44.8%	45.0%
Lease	15.7	17.6
Hospital	11.3	10.2
Prerefunded/Escrow to Maturity	6.8	5.8
Investment Company	5.7	0.9
Water/Sewer	5.3	6.0
Transportation	3.7	2.7
Education	3.1	4.8
Limited Tax	1.6	3.3
Single Family Housing	1.4	1.8
Power	1.2	3.0
Crossover	0.3	0.3

TOTAL INVESTMENTS	100.9%	101.4%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying investment categories of investment companies held by the Fund are not reflected in the table above. Consequently, the Fund’s overall investment category allocations may differ from the percentages contained in the table above.

The Fund is actively managed and, as such, its composition may differ over time.

62	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

Statements of Assets and Liabilities

October 31, 2020

	Growth Fund	Value Fund	MidCap Growth Fund	Bond Fund
Assets:
Investments at value (identified cost $135,516,409, $230,963,325, $236,727,451 and $1,198,933,162, respectively)	$211,351,608	$242,376,904	$294,664,138	$1,280,816,907
Receivables:
Interest and dividends	36,998	536,684	43,129	7,952,435
Fund shares sold	42,574	111,285	53,281	1,501,461
Investments sold	—	—	—	3,000,000
Reimbursement from Adviser	—	17,026	—	—
Other	6,176	7,288	8,524	36,247

Total Assets	211,437,356	243,049,187	294,769,072	1,293,307,050

Liabilities:
Due to custodian	445,928	—	—	—
Payables:
Fund shares redeemed	54,845	632,377	154,501	749,353
Dividends	—	—	—	1,977,197
Investments purchased on an extended settlement basis	—	—	—	12,682,049
Advisory fees	75,464	64,497	120,878	380,712
Deferred trustee fees	53,899	70,460	42,353	346,186
Administrative fees	25,941	29,561	35,729	148,832
Accrued expenses	79,096	106,011	87,887	295,933

Total Liabilities	735,173	902,906	441,348	16,580,262

Net Assets:
Paid-in capital	125,863,929	238,149,384	223,010,695	1,201,407,907
Total distributable earnings	84,838,254	3,996,897	71,317,029	75,318,881

Net Assets	$210,702,183	$242,146,281	$294,327,724	$1,276,726,788

Shares Outstanding/Net Asset Value
Total shares outstanding, no par value (unlimited number of shares authorized):	4,978,292	9,023,364	6,328,014	61,224,656
Net asset value (net assets/shares outstanding)	$42.32	$26.84	$46.51	$20.85

The accompanying notes are an integral part of these financial statements.	63

COMMERCE FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2020

	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund
Assets:
Investments at value (identified cost $68,838,142, $430,284,564, $363,270,897 and $174,205,581, respectively)	$70,328,541	$455,618,719	$382,134,345	$183,958,392
Receivables:
Interest and dividends	213,549	4,590,297	2,775,365	1,331,751
Fund shares sold	281,098	143,894	190,141	1,013
Reimbursement from Adviser	26,298	—	—	9,157
Other	2,465	12,719	10,884	5,069

Total Assets	70,851,951	460,365,629	385,110,735	185,305,382

Liabilities:
Payables:
Fund shares redeemed	2,287,293	17,384	394,695	6,709
Dividends	33,144	551,885	478,145	197,938
Investments purchased on an extended settlement basis	—	—	1,212,219	2,527,759
Advisory fees	29,838	126,391	111,130	66,637
Deferred trustee fees	49,608	107,532	116,659	45,013
Administrative fees	8,205	53,211	44,817	21,188
Accrued expenses	71,689	121,876	112,732	88,251

Total Liabilities	2,479,777	978,279	2,470,397	2,953,495

Net Assets:
Paid-in capital	71,720,102	432,669,447	366,471,406	172,708,040
Total distributable earnings (loss)	(3,347,928)	26,717,903	16,168,932	9,643,847

Net Assets	$68,372,174	$459,387,350	$382,640,338	$182,351,887

Shares Outstanding/Net Asset Value
Total shares outstanding, no par value (unlimited number of shares authorized):	3,963,092	22,464,036	19,016,518	9,066,887
Net asset value (net assets/shares outstanding)	$17.25	$20.45	$20.12	$20.11

64	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2020

	Growth Fund	Value Fund	MidCap Growth Fund	Bond Fund
Investment Income:
Dividends	$2,083,180	$9,730,979	$2,593,736	$162,090
Interest	—	—	—	38,807,832

Total Investment Income	2,083,180	9,730,979	2,593,736	38,969,922

Expenses:
Advisory fees	765,053	791,913	1,199,971	4,385,354
Administration fees	263,403	363,678	344,734	1,699,872
Custody, accounting and administrative services	84,589	94,784	93,788	248,483
Transfer Agent fees	76,093	120,265	67,065	89,661
Professional fees	61,328	80,179	71,794	302,070
Shareholder servicing fees	32,122	331,111	71,599	537,186
Registration fees	20,381	23,736	22,482	28,687
Trustee fees	13,754	19,126	18,148	83,450
Printing and mailing fees	12,040	25,538	17,020	70,215
Other	21,813	25,060	24,585	64,583

Total Expenses	1,350,576	1,875,390	1,931,186	7,509,561
Less — expense reductions	—	(27,593)	—	—

Net Expenses	1,350,576	1,847,797	1,931,186	7,509,561

Net Investment Income	$732,604	$7,883,182	$662,550	$31,460,361

Realized and unrealized gain (loss)
Net realized gain (loss)	8,334,340	(7,553,727)	12,993,742	4,322,933
Net change in unrealized gain (loss)	26,821,675	(23,337,112)	17,785,709	22,642,628

Net realized and unrealized gain (loss)	35,156,015	(30,890,839)	30,779,451	26,965,561

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,888,619	$(23,007,657)	$31,442,001	$58,425,922

The accompanying notes are an integral part of these financial statements.	65

COMMERCE FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2020

	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund
Investment Income:
Interest	$1,343,680	$10,245,005	$9,464,501	$4,236,484
Dividends	9,230	59,698	27,228	31,225

Total Investment Income	1,352,910	10,304,703	$9,491,729	4,267,709

Expenses:
Advisory fees	336,326	1,430,641	1,288,478	749,607
Custody, accounting and administrative services	101,818	171,765	142,567	106,652
Administration fees	92,632	595,368	517,061	235,954
Shareholder servicing fees	56,205	36,343	110,858	29,323
Transfer Agent fees	37,356	47,879	54,085	39,017
Professional fees	36,252	113,372	106,497	62,387
Registration fees	16,401	25,164	20,190	18,190
Trustee fees	4,745	29,174	24,900	11,355
Printing and mailing fees	4,297	20,200	18,453	8,131
Other	16,922	31,480	29,209	20,943

Total Expenses	702,954	2,501,386	2,312,298	1,281,559
Less — expense reductions	(245,550)	—	—	(82,346)

Net Expenses	457,404	2,501,386	2,312,298	1,199,213

Net Investment Income	$895,506	$7,803,317	$7,179,431	$3,068,496

Realized and unrealized gain
Net realized gain	694,871	980,342	152,108	39,026
Net change in unrealized gain	131,946	7,445,484	3,858,813	2,755,675

Net realized and unrealized gain	826,817	8,425,826	4,010,921	2,794,701

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,722,323	$16,229,143	$11,190,352	$5,863,197

66	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

Statements of Changes in Net Assets

	Growth Fund		Value Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
From Operations:
Net investment income	$732,604	$888,248	$7,883,182	$6,220,169
Net realized gain (loss)	8,334,340	9,109,887	(7,553,727)	14,324,618
Net change in unrealized gain (loss)	26,821,675	16,695,958	(23,337,112)	14,044,958

Net increase (decrease) in net assets resulting from operations	35,888,619	26,694,093	(23,007,657)	34,589,745

Distributions to Shareholders:

From distributable earnings	(10,013,406)	(10,962,638)	(21,858,052)	(26,253,766)

From Share Transactions:
Proceeds from sales of shares	54,247,168	46,446,484	80,140,025	92,248,719
Reinvestment of distributions	2,708,119	3,506,471	11,005,675	12,844,437
Cost of shares redeemed	(40,307,378)	(21,273,028)	(91,115,520)	(47,636,049)

Net increase in net assets resulting from share transactions	16,647,909	28,679,927	30,180	57,457,107

TOTAL INCREASE (DECREASE)	42,523,122	44,411,382	(44,835,529)	65,793,086

Net Assets:
Beginning of year	168,179,061	123,767,679	286,981,810	221,188,724
End of year	$210,702,183	$168,179,061	$242,146,281	$286,981,810

The accompanying notes are an integral part of these financial statements.	67

COMMERCE FUNDS

Statements of Changes in Net Assets (continued)

	MidCap Growth Fund		Bond Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
From Operations:
Net investment income	$662,550	$623,638	$31,460,361	$34,163,449
Net realized gain	12,993,742	13,769,207	4,322,933	894,787
Net change in unrealized gain	17,785,709	18,303,980	22,642,628	80,084,677

Net increase in net assets resulting from operations	31,442,001	32,696,825	58,425,922	115,142,913

Distributions to Shareholders:

From distributable earnings	(14,509,824)	(15,147,303)	(34,901,218)	(36,117,722)

From Share Transactions:
Proceeds from sales of shares	87,382,310	63,051,963	238,989,135	208,987,812
Reinvestment of distributions	3,228,475	2,943,603	9,489,523	8,838,942
Cost of shares redeemed	(35,911,766)	(22,567,243)	(192,656,377)	(194,375,265)

Net increase in net assets resulting from share transactions	54,699,019	43,428,323	55,822,281	23,451,489

TOTAL INCREASE	71,631,196	60,977,845	79,346,985	102,476,680

Net Assets:
Beginning of year	222,696,528	161,718,683	1,197,379,803	1,094,903,123
End of year	$294,327,724	$222,696,528	$1,276,726,788	$1,197,379,803

68	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

Statements of Changes in Net Assets (continued)

	Short-Term Government Fund		National Tax-Free Intermediate Bond Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
From Operations:
Net investment income	$895,506	$1,372,311	$7,803,317	$8,567,312
Net realized gain (loss)	694,871	(143,045)	980,342	1,478,453
Net change in unrealized gain	131,946	1,948,557	7,445,484	22,601,410

Net increase in net assets resulting from operations	1,722,323	3,177,823	16,229,143	32,647,175

Distributions to Shareholders:

From distributable earnings	(1,334,378)	(1,490,983)	(9,309,049)	(9,018,330)

From Share Transactions:
Proceeds from sales of shares	49,970,331	17,845,619	92,206,963	77,541,416
Reinvestment of distributions	798,690	662,024	398,050	329,208
Cost of shares redeemed	(41,488,722)	(33,030,664)	(53,930,216)	(49,950,844)

Net increase (decrease) in net assets resulting from share transactions	9,280,299	(14,523,021)	38,674,797	27,919,780

TOTAL INCREASE (DECREASE)	9,668,244	(12,836,181)	45,594,891	51,548,625

Net Assets:
Beginning of year	58,703,930	71,540,111	413,792,459	362,243,834
End of year	$68,372,174	$58,703,930	$459,387,350	$413,792,459

The accompanying notes are an integral part of these financial statements.	69

COMMERCE FUNDS

Statements of Changes in Net Assets (continued)

	Missouri Tax-Free Intermediate Bond Fund		Kansas Tax-Free Intermediate Bond Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
From Operations:
Net investment income	$7,179,431	$7,811,173	$3,068,496	$3,433,945
Net realized gain	152,108	940,419	39,026	168,322
Net change in unrealized gain	3,858,813	17,398,500	2,755,675	7,872,076

Net increase in net assets resulting from operations	11,190,352	26,150,092	5,863,197	11,474,343

Distributions to Shareholders:

From distributable earnings	(7,146,099)	(7,784,178)	(3,038,602)	(3,417,665)

From Share Transactions:
Proceeds from sales of shares	56,742,123	60,746,649	29,488,363	27,143,394
Reinvestment of distributions	819,494	944,160	209,207	262,003
Cost of shares redeemed	(44,804,738)	(54,018,331)	(10,901,400)	(22,226,243)

Net increase in net assets resulting from share transactions	12,756,879	7,672,478	18,796,170	5,179,154

TOTAL INCREASE	16,801,132	26,038,392	21,620,765	13,235,832

Net Assets:
Beginning of year	365,839,206	339,800,814	160,731,122	147,495,290
End of year	$382,640,338	$365,839,206	$182,351,887	$160,731,122

70	The accompanying notes are an integral part of these financial statements.

THE GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Growth Fund
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$37.43	$34.61	$33.21	$27.83	$29.44

Net investment income(a)	0.15	0.21	0.23	0.24	0.28

Net realized and unrealized gain	6.95	5.69	3.04	6.77	1.26

Total from investment operations	7.10	5.90	3.27	7.01	1.54

Distributions to shareholders from net investment income	(0.19)	(0.22)	(0.23)	(0.24)	(0.21)

Distributions to shareholders from net realized gains	(2.02)	(2.86)	(1.64)	(1.39)	(2.94)

Total distributions	(2.21)	(3.08)	(1.87)	(1.63)	(3.15)

Net asset value, end of year	$42.32	$37.43	$34.61	$33.21	$27.83

Total return(b)	19.89%	19.10%	10.23%	26.67%	5.64%

Net assets, end of year (in 000s)	$210,702	$168,179	$123,768	$117,301	$88,227

Ratio of net expenses to average net assets	0.71%	0.75%	0.76%	0.78%	0.82%

Ratio of total expenses to average net assets	0.71%	0.75%	0.76%	0.78%	0.82%

Ratio of net investment income to average net assets	0.38%	0.61%	0.67%	0.81%	1.01%

Portfolio turnover rate	37%	39%	45%	34%	37%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	71

THE VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Value Fund
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$31.50	$30.97	$33.02	$29.98	$31.65

Net investment income(a)	0.84	0.76	0.81	0.87	0.77

Net realized and unrealized gain (loss)	(3.14)	3.32	1.20	3.63	1.58

Total from investment operations	(2.30)	4.08	2.01	4.50	2.35

Distributions to shareholders from net investment income	(0.82)	(0.79)	(0.80)	(0.87)	(0.76)

Distributions to shareholders from net realized gains	(1.54)	(2.76)	(3.26)	(0.59)	(3.26)

Total distributions	(2.36)	(3.55)	(4.06)	(1.46)	(4.02)

Net asset value, end of year	$26.84	$31.50	$30.97	$33.02	$29.98

Total return(b)	(7.69)%	14.65%	6.22%	15.29%	8.48%

Net assets, end of year (in 000s)	$242,146	$286,982	$221,189	$250,755	$273,983

Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%

Ratio of total expenses to average net assets	0.71%	0.71%	0.79%	0.74%	0.74%

Ratio of net investment income to average net assets	2.99%	2.52%	2.56%	2.73%	2.61%

Portfolio turnover rate	54%	36%	49%	47%	41%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

72	The accompanying notes are an integral part of these financial statements.

THE MIDCAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	MidCap Growth Fund
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$43.88	$40.44	$40.46	$34.64	$36.10

Net investment income(a)	0.11 (b)	0.14	0.18	0.20	0.21

Net realized and unrealized gain	5.36	7.00	2.58	7.43	1.21

Total from investment operations	5.47	7.14	2.76	7.63	1.42

Distributions to shareholders from net investment income	(0.14)	(0.17)	(0.20)	(0.18)	(0.12)

Distributions to shareholders from net realized gains	(2.70)	(3.53)	(2.58)	(1.63)	(2.76)

Total distributions	(2.84)	(3.70)	(2.78)	(1.81)	(2.88)

Net asset value, end of year	$46.51	$43.88	$40.44	$40.46	$34.64

Total return(c)	13.08%	19.76%	7.04%	23.03%	4.24%

Net assets, end of year (in 000s)	$294,328	$222,697	$161,719	$150,539	$106,270

Ratio of net expenses to average net assets	0.77%	0.81%	0.83%	0.82%	0.87%

Ratio of total expenses to average net assets	0.77%	0.81%	0.83%	0.82%	0.87%

Ratio of net investment income to average net assets	0.26%	0.33%	0.44%	0.55%	0.62%

Portfolio turnover rate	69%	53%	71%	58%	39%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.13% of average net assets.

(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	73

THE BOND FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Bond Fund
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$20.46	$19.05	$20.04	$20.22	$19.96

Net investment income(a)	0.53	0.60	0.59	0.60	0.61

Net realized and unrealized gain (loss)	0.44	1.45	(0.94)	(0.12)	0.33

Total from investment operations	0.97	2.05	(0.35)	0.48	0.94

Distributions to shareholders from net investment income	(0.58)	(0.64)	(0.64)	(0.65)	(0.66)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	(0.02)

Total distributions	(0.58)	(0.64)	(0.64)	(0.66)	(0.68)

Net asset value, end of year	$20.85	$20.46	$19.05	$20.04	$20.22

Total return(b)	4.82%	10.90%	(1.80)%	2.44%	4.79%

Net assets, end of year (in 000s)	$1,276,727	$1,197,380	$1,094,903	$1,078,318	$1,098,321

Ratio of net expenses to average net assets	0.61%	0.62%	0.66%	0.66%	0.67%

Ratio of total expenses to average net assets	0.61%	0.62%	0.66%	0.66%	0.67%

Ratio of net investment income to average net assets	2.55%	3.04%	3.00%	2.99%	3.05%

Portfolio turnover rate	20%	16%	17%	26%	17%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

74	The accompanying notes are an integral part of these financial statements.

THE SHORT-TERM GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Short-Term Government Fund
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$17.14	$16.73	$17.11	$17.34	$17.43

Net investment income(a)	0.23	0.34	0.28	0.22	0.21

Net realized and unrealized gain (loss)	0.23	0.44	(0.35)	(0.17)	(0.02)

Total from investment operations	0.46	0.78	(0.07)	0.05	0.19

Distributions to shareholders from net investment income	(0.35)	(0.37)	(0.31)	(0.28)	(0.28)

Net asset value, end of year	$17.25	$17.14	$16.73	$17.11	$17.34

Total return(b)	2.73%	4.73%	(0.38)%	0.31%	1.09%

Net assets, end of year (in 000s)	$68,372	$58,704	$71,540	$99,011	$107,942

Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.68%

Ratio of total expenses to average net assets	1.05%	1.03%	0.92%	0.88%	0.88%

Ratio of net investment income to average net assets	1.33%	2.02%	1.64%	1.28%	1.21%

Portfolio turnover rate	64%	30%	17%	21%	35%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	75

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	National Tax-Free Intermediate Bond Fund
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$20.13	$18.92	$19.63	$19.84	$19.54

Net investment income(a)	0.37	0.43	0.43	0.43	0.43

Net realized and unrealized gain (loss)	0.39	1.23	(0.68)	(0.12)	0.30

Total from investment operations	0.76	1.66	(0.25)	0.31	0.73

Distributions to shareholders from net investment income	(0.37)	(0.43)	(0.43)	(0.43)	(0.43)

Distributions to shareholders from net realized gains	(0.07)	(0.02)	(0.03)	(0.09)	—

Total distributions	(0.44)	(0.45)	(0.46)	(0.52)	(0.43)

Net asset value, end of year	$20.45	$20.13	$18.92	$19.63	$19.84

Total return(b)	3.82%	8.89%	(1.31)%	1.62%	3.76%

Net assets, end of year (in 000s)	$459,387	$413,792	$362,244	$338,416	$328,038

Ratio of net expenses to average net assets	0.58%	0.59%	0.59%	0.61%	0.62%

Ratio of total expenses to average net assets	0.58%	0.59%	0.59%	0.61%	0.62%

Ratio of net investment income to average net assets	1.81%	2.20%	2.21%	2.22%	2.17%

Portfolio turnover rate	19%	29%	33%	37%	27%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

76	The accompanying notes are an integral part of these financial statements.

THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Missouri Tax-Free Intermediate Bond Fund
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.89	$18.84	$19.52	$19.68	$19.53

Net investment income(a)	0.38	0.44	0.47	0.48	0.47

Net realized and unrealized gain (loss)	0.23	1.05	(0.68)	(0.16)	0.15

Total from investment operations	0.61	1.49	(0.21)	0.32	0.62

Distributions to shareholders from net investment income	(0.38)	(0.44)	(0.47)	(0.48)	(0.47)

Net asset value, end of year	$20.12	$19.89	$18.84	$19.52	$19.68

Total return(b)	3.10%	7.98%	(1.09)%	1.70%	3.21%

Net assets, end of year (in 000s)	$382,640	$365,839	$339,801	$344,291	$346,467

Ratio of net expenses to average net assets	0.62%	0.64%	0.63%	0.64%	0.64%

Ratio of total expenses to average net assets	0.62%	0.64%	0.63%	0.64%	0.64%

Ratio of net investment income to average net assets	1.91%	2.26%	2.46%	2.50%	2.40%

Portfolio turnover rate	13%	25%	18%	15%	21%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	77

THE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Kansas Tax-Free Intermediate Bond Fund
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.77	$18.75	$19.35	$19.57	$19.46

Net investment income(a)	0.36	0.43	0.42	0.43	0.42

Net realized and unrealized gain (loss)	0.34	1.02	(0.60)	(0.22)	0.11

Total from investment operations	0.70	1.45	(0.18)	0.21	0.53

Distributions to shareholders from net investment income	(0.36)	(0.43)	(0.42)	(0.43)	(0.42)

Net asset value, end of year	$20.11	$19.77	$18.75	$19.35	$19.57

Total return(b)	3.54%	7.80%	(0.94)%	1.09%	2.74%

Net assets, end of year (in 000s)	$182,352	$160,731	$147,495	$140,555	$137,306

Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%

Ratio of total expenses to average net assets	0.75%	0.79%	0.77%	0.81%	0.81%

Ratio of net investment income to average net assets	1.79%	2.23%	2.21%	2.22%	2.14%

Portfolio turnover rate	16%	14%	8%	17%	11%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

78	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

The Commerce Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, management investment company. The Trust consists of eight portfolios (individually, a “Fund” and collectively, the “Funds”): Growth Fund, Value Fund, MidCap Growth Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund. Each of the Funds offers one class of shares (the “Shares”). Each Fund is registered as a diversified open-end management investment company, except the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, which are registered as non-diversified under the Act.

The Funds have entered into an Advisory Agreement with Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”), a subsidiary of Commerce Bank.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income is comprised of interest income, and dividend income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For treasury inflation indexed securities, adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as income.

C.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s average net assets and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distribution		Capital Gains Distribution
Fund	Declared	Paid	Declared	Paid

Value	Quarterly	Quarterly	Annually	Annually

Growth and MidCap Growth	Annually	Annually	Annually	Annually

Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond	Daily	Monthly	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including the Adviser’s assumptions in determining fair value measurement).

The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures (“Valuation Procedures”) that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Board has delegated to Commerce day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, Commerce regularly performs price verifications and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

COMMERCE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by the Adviser to not represent fair value, equity securities may be valued at the closing bid price. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2 .

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies in which the Funds may invest. Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Funds invests in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in characteristics such as rating, interest rate and maturity date, to determine current value.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Collateralized mortgage-backed securities (“CMOs”) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to a Fund based on the Adviser’s analysis of the market value of the security.

ii. Treasury Inflation Indexed Securities —These are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government. The value of U.S. Treasury inflation protected public obligations will generally fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds because of their inflation adjustment feature.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short Term Investments — Short-term investments, except for Government obligations, having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. Government obligations maturing in less than 60 days shall be valued at their market price. With the exception of treasury securities, which are generally classified as Level 1, these investments are classified as Level 2 of the fair value hierarchy.

When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if Commerce believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under valuation procedures approved by the Board. Commerce, consistent with the Funds’ procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events that could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buyouts; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2020:

GROWTH
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$211,351,608	$—	$—

Total	$211,351,608	$—	$—

COMMERCE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

VALUE
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$232,531,196	$—	$—
Exchange Traded Fund	8,754,750	—	—
Investment Company	1,090,958	—	—

Total	$242,376,904	$—	$—

MIDCAP GROWTH
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$288,335,861	$—	$—
Exchange Traded Fund	5,222,689	—	—
Investment Company	1,105,588	—	—

Total	$294,664,138	$—	$—

BOND
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$586,902,739	$—
Mortgage-Backed Obligations	—	175,384,473	—
Asset-Backed Securities	—	198,156,090	—
Municipal Bond Obligations	—	115,745,559	—
U.S. Treasury and/or Other U.S. Government Agencies	123,981,515	19,494,574	—
Investment Company	61,151,957	—	—

Total	$185,133,472	$1,095,683,435	$—

SHORT-TERM GOVERNMENT
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Asset-Backed Securities	$—	$1,158,741	$—
Mortgage-Backed Obligations	—	38,295,281	—
U.S. Treasury Obligations and/or other U.S Government Agencies	17,338,098	11,145,154	—
Investment Company	2,391,267	—	—

Total	$19,729,365	$50,599,176	$—

NATIONAL TAX-FREE INTERMEDIATE BOND
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Bond Obligations	$—	$411,310,598	$—
Corporate Obligations	—	5,191,995	—
Investment Company	39,116,126	—	—

Total	$39,116,126	$416,502,593	$—

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MISSOURI TAX-FREE INTERMEDIATE BOND
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Bond Obligations	$—	$368,363,029	$—
Investment Company	13,771,316	—	—

Total	$13,771,316	$368,363,029	$—

KANSAS TAX-FREE INTERMEDIATE BOND
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Bond Obligations	$—	$173,638,356	$—
Investment Company	10,320,036	—	—

Total	$10,320,036	$173,638,356	$—

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

A.  Advisory Agreement — Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Adviser is entitled to a fee, accrued daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. The contractual advisory fees for the Funds are as follows:

	Contractual Advisory Fees
Fund	First $100 million	Next $100 million	Over $200 million

Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond	0.50%	0.35%	0.25%
	First $400 million	Next $300 million	Over $700 million

Bond	0.50%	0.35%	0.25%
	First $200 million		Over $200 million

MidCap Growth	0.50%		0.40%

The contractual advisory fees for the Growth and Value Funds are 0.40% and 0.30% of the Funds’ average daily net assets, respectively.

For the fiscal year ended October 31, 2020, the effective advisory fees were 0.40%, 0.30%, 0.48%, 0.36%, 0.50%, 0.33%, 0.34% and 0.44%, for the Growth, Value, MidCap Growth, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, respectively.

B. Administration Agreements — Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), and Commerce, serve as Co-Administrators of the Trust pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, GSAM and Commerce administer the Trust’s business affairs. As compensation for the services rendered under the Co-Administration Agreement, GSAM and Commerce are entitled to a fee,

COMMERCE FUNDS

4. AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS (continued)

accrued daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. Pursuant to the Co-Administration Agreement, the Funds pay an aggregate administrative fee at the annual rate of 0.1375% of 1% of each Fund’s average daily net assets, allocated as follows: (1) for each Fund, Commerce is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.12% of 1% of each Fund’s average daily net assets; and (2) for each Fund, GSAM is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.0175% of 1% of each Fund’s average daily net assets. Prior to November 12, 2019, the Funds paid an aggregate administrative fee payable on the last day of each month at the annual rate of 0.145% of 1% of each Fund’s average daily net assets and the administrative fee payable to GSAM was 0.025 of 1% of each Fund’s average daily net assets. The administrative fee payable to Commerce has not changed. State Street Bank and Trust Company (“State Street”) also provides certain enhanced accounting and administrative services to the Funds pursuant to an Amended and Restated Enhanced Accounting and Administrative Services Agreement which services include, among other things, certain financial reporting, daily compliance and treasury services.

C. Distribution Agreement — The Commerce Funds’ shares are offered on a continuous basis through Goldman Sachs which acts as Distributor under the Distribution Agreement with The Commerce Funds. Goldman Sachs does not receive compensation from the Funds for these services.

D. Other Agreements — The Adviser has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, acquired fund fees and expenses, and extraordinary expenses) for all Funds (except the MidCap Growth Fund) to the extent that such expenses exceeded, on an annualized basis, 1.00%, 0.70%, 0.80%, 0.68%, 0.70%, 0.70% and 0.70% of the average net assets of the Growth, Value, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, respectively. This agreement will remain in place through March 1, 2021. After this date, the Adviser or a Fund may terminate the contractual arrangement. In addition, the Funds are not obligated to reimburse the Adviser for prior fiscal year expense reimbursements, if any. Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statements of Operations for the fiscal year ended October 31, 2020.

E. Deferred Compensation Plan — Certain Trustees participate in a Deferred Compensation Plan, as amended and restated (the “Plan”), which allows eligible Trustees as described in the Plan to defer the receipt of all or a portion of the Trustees’ fees payable. Under the Plan, such Trustees have deferred fees treated as if they had been invested by The Commerce Funds in the shares of one or more Funds of the Trust. All amounts payable to the Trustees under the Plan are determined based on the performance of such Funds and are accrued monthly.

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Notes to Financial Statements (continued)

October 31, 2020

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2020, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)

Growth	$—	$80,351,949	$—	$70,052,490

Value	—	139,981,191	—	148,884,033

MidCap Growth	—	212,362,150	—	169,459,396

Bond	56,980,759	197,509,298	39,180,160	203,204,773

Short-Term Government	46,207,958	918,993	33,901,991	7,099,915

National Tax-Free Intermediate Bond	—	83,754,568	—	78,970,729

Missouri Tax-Free Intermediate Bond	—	61,786,607	—	47,172,395

Kansas Tax-Free Intermediate Bond	—	37,610,665	—	27,022,102

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

	Growth	Value	MidCap Growth	Bond
Distributions paid from:
Ordinary income	$918,204	$9,205,937	$2,650,864	$34,901,218
Net long-term capital gains	9,095,202	12,652,115	11,858,960	—
Total taxable distributions	$10,013,406	$21,858,052	$14,509,824	$34,901,218

	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
Distributions paid from:
Ordinary income	$1,334,378	$855,826	$145,110	$61,303
Net long-term capital gains	—	1,124,105	—	—
Total taxable distributions	1,334,378	1,979,931	145,110	61,303
Total tax-exempt income distributions	$—	$7,329,118	$7,000,989	$2,977,299

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6. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

	Growth	Value	MidCap Growth	Bond
Distributions paid from:
Ordinary income	$2,887,326	$6,449,812	$4,531,023	$36,117,722
Net long-term capital gains	8,075,312	19,803,954	10,616,279	—
Total taxable distributions	$10,962,638	$26,253,766	$15,147,302	$36,117,722

	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
Distributions paid from:
Ordinary income	$1,490,983	$415,561	$317,917	$76,060
Net long-term capital gains	—	465,255	—	—
Total taxable distributions	1,490,983	880,816	$317,917	76,060
Total tax-exempt income distributions	$—	$8,137,514	$7,466,261	$3,341,605

As of October 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth	Value	MidCap Growth	Bond
Undistributed ordinary income — net	$715,400	$270,444	$438,069	$2,452,654
Undistributed long-term capital gains	8,327,493	—	12,986,004	—
Total undistributed earnings	$9,042,893	$270,444	$13,424,073	$2,452,654
Capital loss carryforward	—	(6,990,291)	—	(1,557,868)
Timing differences (distributions payable, deferred compensation)	(39,515)	(62,771)	(37,782)	(2,255,926)
Unrealized gains (losses) — net	75,834,876	10,779,515	57,930,738	76,680,021
Total accumulated gains (losses) — net	$84,838,254	$3,996,897	$71,317,029	$75,318,881

	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
Undistributed ordinary income — net	$114,028	$—	$—	$—
Undistributed tax-exempt income	—	1,055,505	625,309	265,049
Undistributed long-term capital gains	—	978,167	—	—
Total undistributed earnings	$114,028	$2,033,672	$625,309	$265,049
Capital loss carryforward	(4,873,421)	—	(2,920,634)	(188,560)
Timing differences (distributions payable, deferred compensation)	(60,390)	(626,126)	(555,260)	(228,916)
Unrealized gains (losses) — net	1,471,855	25,310,357	19,019,517	9,796,274
Total accumulated gains (losses) — net	$(3,347,928)	$26,717,903	$16,168,932	$9,643,847

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Notes to Financial Statements (continued)

October 31, 2020

6. TAX INFORMATION (continued)

	Value	Bond	Short-Term Government	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
Capital loss carryforwards:(1)
Perpetual Short-term	$(179,364)	$—	$(412,291)	$(417,773)	$—
Perpetual Long-term	(6,810,927)	(1,557,868)	(4,461,130)	(2,502,861)	(188,560)
Total capital loss carryforwards:	$(6,990,291)	$(1,557,868)	$(4,873,421)	$(2,920,634)	$(188,560)

(1)	The Bond, Short-Term Government, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds utilized $1,671,163, $284,235, $152,108 and $57,206, respectively, of capital losses in the current fiscal year.

As of October 31, 2020 the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth	Value	MidCap Growth	Bond

Tax Cost	$135,516,732	$231,597,389	$236,733,400	$1,204,136,886
Gross unrealized gain	76,533,576	21,763,558	62,608,488	85,384,809
Gross unrealized loss	(698,700)	(10,984,043)	(4,677,750)	(8,704,788)
Net unrealized security gain	$75,834,876	$10,779,515	$57,930,738	$76,680,021

	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

Tax Cost	$68,856,686	$430,308,362	$363,114,828	$174,162,118
Gross unrealized gain	1,599,680	25,419,320	19,266,489	9,838,154
Gross unrealized loss	(127,825)	(108,963)	(246,972)	(41,880)
Net unrealized security gain	$1,471,855	$25,310,357	$19,019,517	$9,796,274

The difference between GAAP-basis and tax-basis unrealized gains (losses) are attributable primarily to wash sales and differences in the tax treatment of market discount accretion and premium amortization.

Commerce and GSAM have reviewed the Funds’ tax positions for all open tax years (the current and prior three fiscal years) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit Risk — The fixed income Funds are subject to credit risk because an issuer or guarantor of a fixed income security may be unable or unwilling to make interest and principal payments when due. A bond’s value could decline because of concerns about an issuer’s willingness to make such payments. This may impair a Fund’s liquidity or cause a deterioration in the Fund’s NAV. In addition, a Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.

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7. OTHER RISKS (continued)

High Yield Risk — The Bond Fund is subject to high yield risk. High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk — The fixed income Funds are subject to interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. Changing interest rates may have unpredictable effects on the markets and on a Fund’s investments. Recent and any future declines in interest rate levels could cause a Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price.

Investment Companies Risk — The Funds may invest, consistent with their respective investment objectives and strategies, in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies (except money market funds). The Funds will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies.

LIBOR Risk — The London Interbank Offered Rate (“LIBOR”) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, assetbacked and mortgage-related securities, interest rate swaps and other derivatives.

On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting a Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Fund.

Liquidity Risk — The fixed income Funds are subject to liquidity risk. Each fixed income Fund may not be able to pay redemption proceeds within the time periods described in the Funds’ prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities held by the fixed income funds may be less liquid than others, which may make those securities difficult or impossible to sell at an advantageous time or price.

Market Risk — Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. There is also a risk that a particular style of investing, such as growth, may underperform other styles of investing or the market generally.

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Notes to Financial Statements (continued)

October 31, 2020

7. OTHER RISKS (continued)

General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease, sometimes rapidly or unpredictably. Your shares at redemption may be worth more or less than your initial investment. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, local or regional events such as war, terrorism, market manipulation, government defaults, government shutdowns, natural/environmental disasters, the spread of infectious illness (including epidemics or pandemics) or other public health issues, recessions or other events can, all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Mid-Cap and Small-Cap Risk — The Growth, Value and MidCap Growth Funds are subject to the risks associated with investing in equity securities of mid- and small-cap companies. Investing in securities of smaller and mid-sized companies may be riskier than investing in larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, a Fund’s net asset value may be subject to rapid and substantial changes.

Non-Diversified Risk — Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

Portfolio Concentration Risk — The Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds invest a large percentage of their assets in obligations of issuers within Missouri and Kansas, respectively. Therefore, they are subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting those states.

Under normal market conditions, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund invest at least 80% of their assets plus any borrowings for investment purposes (measured at the time of purchase) in Missouri and Kansas municipal securities, respectively, the income from which, in the opinion of bond counsel, is exempt from regular federal income tax, federal alternative minimum taxes and Missouri and Kansas state taxes, respectively. Alternatively, at least 80% of a Fund’s distributed income must be exempt from such taxes. For each of the Missouri and Kansas Tax-Free Funds, the actual payment of principal and interest on Missouri and Kansas municipal securities is dependent on the Missouri General Assembly and the Kansas legislature, respectively, allotting money each fiscal year for these payments.

The investments of the Growth, Value and MidCap Growth Funds may be concentrated in securities of technology companies. At times, securities of technology companies may experience significant price fluctuations. The Value Fund’s performance may be adversely affected by events affecting the financial sectors, if it invests a relatively large percentage of its assets in those sectors. The financial sectors can be significantly affected by changes in interest rates, government regulation,

COMMERCE FUNDS

7. OTHER RISKS (continued)

the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. The MidCap Growth Fund concentrates in mid-cap stocks. Investing in smaller and mid-sized companies may be riskier than investing in larger, more established companies.

The Bond and Short-Term Government Funds may invest 80% and 100%, respectively, of their total assets in mortgage-related securities and the Bond Fund may invest 80% of its total assets in asset-backed securities. Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to risks that include price volatility, liquidity, and enhanced sensitivity to interest rates. As a result, mortgage-backed securities may be more difficult to value and liquidate, if necessary. Mortgage-backed securities are also subject to prepayment risk, which may result in a decreased rate of return and a decline in the value of the securities. Asset-backed securities are dependent upon payment of the underlying consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Asset backed securities have a greater risk of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid than other securities and therefore more difficult to value and liquidate, if necessary.

Quantitative Model Risk — The Growth, Value and MidCap Growth Funds are subject to the risk that securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. The quantitative models used by the Adviser to manage the Growth, Value and MidCap Growth Funds may not perform as expected, particularly in volatile markets.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, in their experience, Commerce and GSAM believe the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

Certain Funds have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under ASU No. 2017-08, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the NAV of the Funds.

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU No. 2020-04 provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the end of the financial reporting period, GSAM and Commerce are currently evaluating the impact, if any, of applying ASU No. 2020-04.

On October 22, 2020, The Goldman Sachs Group, Inc. announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Goldman Sachs, GSAM and certain of their affiliates have received a permanent

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2020

9. OTHER MATTERS (continued)

exemptive order from the Securities and Exchange Commission to permit, among other things, Goldman Sachs to continue to provide principal underwriting services to U.S.-registered investment companies, such as the Funds. The 1MDB settlement will not materially adversely affect Goldman Sachs’ ability to serve as Distributor or GSAM’s ability to serve as Co-Administrator.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Commerce and GSAM have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
	Shares	Shares
Shares sold	1,440,977	1,435,623
Reinvestment of distributions	73,508	114,471
Shares redeemed	(1,029,646)	(632,744)

Net Increase	484,839	917,350

	Value Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
	Shares	Shares
Shares sold	2,856,846	3,141,884
Reinvestment of distributions	379,171	449,519
Shares redeemed	(3,324,151)	(1,622,403)

Net Increase (Decrease)	(88,134)	1,969,000

	MidCap Growth Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
	Shares	Shares
Shares sold	2,037,222	1,567,135
Reinvestment of distributions	75,741	82,049
Shares redeemed	(859,916)	(572,763)

Net Increase	1,253,047	1,076,421

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Bond Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
	Shares	Shares
Shares sold	11,606,927	10,557,791
Reinvestment of distributions	459,166	444,510
Shares redeemed	(9,374,213)	(9,933,288)

Net Increase	2,691,880	1,069,013

	Short-Term Government Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
	Shares	Shares
Shares sold	2,894,048	1,053,150
Reinvestment of distributions	46,322	38,905
Shares redeemed	(2,402,091)	(1,943,531)

Net Increase (Decrease)	538,279	(851,476)

	National Tax-Free Intermediate Bond Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
	Shares	Shares
Shares sold	4,548,409	3,945,791
Reinvestment of distributions	19,644	16,700
Shares redeemed	(2,661,729)	(2,551,185)

Net Increase	1,906,324	1,411,306

	Missouri Tax-Free Intermediate Bond Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
	Shares	Shares
Shares sold	2,826,293	3,104,366
Reinvestment of distributions	40,810	48,245
Shares redeemed	(2,245,951)	(2,793,097)

Net Increase	621,152	359,514

	Kansas Tax-Free Intermediate Bond Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
	Shares	Shares
Shares sold	1,473,949	1,398,891
Reinvestment of distributions	10,451	13,449
Shares redeemed	(548,379)	(1,149,868)

Net Increase	936,021	262,472

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Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees of

The Commerce Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Growth Fund, The Value Fund, The MidCap Growth Fund, The Bond Fund, The Short-Term Government Fund, The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund, and The Kansas Tax-Free Intermediate Bond Fund (the Funds), each a series of The Commerce Funds, including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Commerce Funds since 1994.

Boston, Massachusetts

December 21, 2020

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Liquidity Risk Management Program (Unaudited)

The Trust, on behalf of each Fund, has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Act (the “Rule”). The Program seeks to assess, manage and review the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund (“Liquidity Risk”).

The Board has appointed Commerce, as the program administrator for the Program. Commerce has delegated oversight of the Program to its Liquidity Committee (the “Committee”).

At a meeting held on May 12, 2020, the Board received and reviewed the annual written report of the Committee, on behalf of Commerce (the “Report”), concerning the operation of the Program for the period from April 1, 2019 through March 31, 2020 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy was appropriate for an open-end mutual fund; (ii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value) and that none of the Funds engaged in lending for investment purposes or invested in derivatives; (iii) historical information and short- and long-term projections relating to redemptions and shareholder concentration in each Fund; (iv) that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (v) the functioning of the framework and technologies used to assess, manage, and periodically review each Fund’s Liquidity Risk; and (vi) that each Fund was not required by the Rule to establish a highly liquid investment minimum (“HLIM”) but that the Trust had established for each Fund a HLIM of 10%, which no Fund had exceeded during the Reporting Period. The Report also indicated that there were no changes made to the Program during the Reporting Period.

Based on the review, the Report concluded that the Program was being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

COMMERCE FUNDS

Fund Expenses – Six Month Period Ended October 31, 2020 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020, which represents a period of 184 days in a 366-day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*

	Growth Fund				Value Fund				MidCap Growth Fund				Bond Fund
Share Class
Actual	$1,000.00	$1,172.60		$3.88	$1,000.00	$1,058.00		$3.72	$1,000.00	$1,188.60		$4.24	$1,000.00	$1,037.30		$3.23
Hypothetical 5% return	1,000.00	1,021.57	+	3.61	1,000.00	1,021.52	+	3.66	1,000.00	1,021.27	+	3.91	1,000.00	1,021.97	+	3.20

	Short-Term Government Fund				National Tax-Free Intermediate Bond Fund				Missouri Tax-Free Intermediate Bond Fund				Kansas Tax-Free Intermediate Bond Fund
Share Class
Actual	$1,000.00	$1,003.10		$3.42	$1,000.00	$1,037.80		$3.02	$1,000.00	$1,029.40		$3.16	$1,000.00	$1,030.60		$3.57
Hypothetical 5% return	1,000.00	1,021.72	+	3.46	1,000.00	1,022.17	+	3.00	1,000.00	1,022.02	+	3.15	1,000.00	1,021.62	+	3.56

*

Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the year. The annualized net expense ratios for the period were as follows:

Fund		Fund
Growth	0.71%	Short-Term Government	0.68%
Value	0.72	National Tax-Free Intermediate Bond	0.59
MidCap Growth	0.77	Missouri Tax-Free Intermediate Bond	0.62
Bond	0.63	Kansas Tax-Free Intermediate Bond	0.70

+	Hypothetical expenses are based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses.

COMMERCE FUNDS

Trustees and Officers (Unaudited)

The Board of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and officers of the Trust and their principal occupations for the last five years are set forth below. The table below shows the Trustees and officers as of November 17, 2020. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Commerce Funds’ statement of additional information (“SAI”), which includes additional information about the Trustees, is available and may be obtained without charge by calling 1-800-995-6365.

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years; unless the Board, in its discretion, votes to retain a trustee or (d) the Trust terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Independent Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Trustee	Other Directorships Held During Past 5 Years[3]

Scott D. Monette c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 59	Trustee	Since August 2017	Chief Executive Officer, Big Heart Wines LLC, since 2013; Director, Spartan Light Metal Products, Inc., since 2014; Chief Financial Officer, from 2011 to 2013, Corporate Vice President, Treasurer and Corporate Development Officer, from 2001 to 2011, Ralcorp Holdings, Inc. (food manufacturing).	8	None

*Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 73	Lead Independent Trustee	17 years	Retired. Former Partner and Managing Partner of KPMG LLP until September 2002.	8	Director, Garmin Ltd. (aviation and consumer technology), since 2004; Director, NPC International Inc. (restaurant and business), from 2006 to December 2011 and from 2012 to 2018; Director, Sensata Technologies Holding N.V. (sensors and control systems for various manufacturing products), since 2010; Director, HD Supply Holdings, Inc. (industrial distributor of products and services in North America), since 2013.

COMMERCE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Trustee	Other Directorships Held During Past 5 Years[3]
Erika Z. Schenk c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 48	Trustee	Since August 2017	General Counsel and Vice President of Compliance, World Wide Technology, Inc., (technology solutions and services) since 2014; Senior Counsel, The Boeing Company (aerospace manufacturing), from 2011 to 2014.	8	None

Interested Trustees

**V. Raymond Stranghoener c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 69	Chair of the Board	Since February 2018	Executive Vice President of Commerce Bancshares, since 2018; Non-Executive Chairman, since 2018, Chairman and CEO, from 2016 to 2018, President and CEO, from 1999 to 2016, Commerce Trust Company.	8	None

[1]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date a Trustee dies, resigns or is removed by at least two-thirds of the Board in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years, unless the Board, in its discretion, votes to retain a Trustee; or (d) the Trust terminates.

[2]	The “Fund Complex” consists of the Trust.

[3]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

*

Mr. Peffer serves as an independent director of Lockton Inc. (“Lockton”), a privately owned company (since 2013). Lockton serves as the Funds’ insurance broker. Commerce Bancshares, parent company of the Adviser, pays Lockton an annual fee for insurance brokerage services provided to both the Funds and Commerce Bancshares in the amount of approximately $346,500 (the “Transaction”). The Transaction is not considered material to Lockton or Commerce Bancshares, and Mr. Peffer is not considered to have a material business relationship with either the Adviser or the Trust under the 1940 Act as a result of the Transaction.

**

Mr. Stranghoener is an interested person of the Trust because he is the Non-Executive Chairman of CTC, an affiliate of the Adviser, and Executive Vice President of Commerce Bancshares, the parent company of the Adviser. In addition, Mr. Stranghoener owns shares of Commerce Bancshares.

COMMERCE FUNDS

Officers

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
William R. Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 60	President	12 years	Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001; Director, Commerce Investment Advisors, Inc., since April 2008; Vice President, Commerce Bank, since 1998; President, The Commerce Funds, since May 2008.

Laura Spidle Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 51	Secretary, Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Since August 2017

Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2017; Compliance Manager, 2004-2017, Investment Accounting Manager, Senior, 2003-2004, Investment Accounting Manager, 1999-2003, American Century Investments.

Jeffrey Bolin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 53	Vice President Assistant Treasurer	12 years Since November 2020	Vice President and Business Manager, The Commerce Funds, since November 2013; Vice President and Business Manager, Commerce Investment Advisors, Inc., since March 2012; Assistant Vice President and Business Manager, The Commerce Funds, from November 2008 to November 2013; Assistant Vice President and Business Manager, Commerce Investment Advisors, Inc., November 2008 to March 2012.

Peter W. Fortner Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302 Age: 62	Chief Accounting Officer and Treasurer	13 years

Vice President, Goldman Sachs & Co. LLC, since July 2000; Assistant Treasurer, Goldman Sachs Mutual Fund Complex, since July 2000; Treasurer of the Goldman Sachs Philanthropy Fund since September 2019.

Joseph McClain Goldman Sachs & Co. LLC 200 West Street New York, NY 10282 Age: 36	Assistant Secretary	Since November 2017	Vice President and Senior Counsel, Goldman Sachs Asset Management, since February 2016; Associate, Dechert LLP, April 2012 to January 2016.

COMMERCE FUNDS

The Commerce Funds

The Growth Fund:

The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in technology companies, which may produce or use products or services that prove commercially unsuccessful or become obsolete, may be subject to greater price volatility than securities of companies in other sectors. The Fund is also subject to quantitative model risk, which is the risk that securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

The Value Fund:

The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in technology companies, which may produce or use products or services that prove commercially unsuccessful or become obsolete, may be subject to greater price volatility than securities of companies in other sectors. The Value Fund’s performance may be adversely affected by events affecting the financial sectors, if it invests a relatively large percentage of its assets in those sectors. The financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. The Fund is also subject to quantitative model risk, which is the risk that securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

The MidCap Growth Fund:

The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in technology companies, which may produce or use products or services that prove commercially unsuccessful or become obsolete, may be subject to greater price volatility than securities of companies in other sectors. The Fund invests in small- and mid-capitalization securities. Generally, smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. As a result, the securities of smaller and mid-sized companies may involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic trading and price movements. The Fund is also subject to quantitative model risk, which is the risk that securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

The Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to risks that include price volatility, liquidity and enhanced sensitivity to interest rates. Asset-backed securities may be less liquid than other securities and therefore more difficult to value and liquidate, if necessary.

The Short-Term Government Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and

COMMERCE FUNDS

not to the value of the Fund’s shares. Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to risks that include price volatility, liquidity and enhanced sensitivity to interest rates.

The National Tax-Free Intermediate Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. Investments in municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or legislative changes. The Fund’s investments may subject shareholders to the federal alternative minimum tax and state income taxes.

The Missouri Tax-Free Intermediate Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund invests its assets predominately in Missouri bonds. The actual payment of principal and interest on these bonds is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. The Fund is non-diversified. Due to the small number of bonds generally held in the portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value more than it would affect a diversified fund that holds more investments. Investments in municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or legislative changes. In addition, the Fund’s investments may subject shareholders to federal alternative minimum tax. The investment income from this Fund may be subject to state income taxes.

The Kansas Tax-Free Intermediate Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund invests its assets predominately in Kansas bonds. The actual payment of principal and interest on these bonds is dependent on the Kansas legislature allotting money each fiscal year for these payments. The Fund is non-diversified. Due to the small number of bonds generally held in the portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value more than it would affect a diversified fund that holds more investments. Investments in municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or legislative changes. In addition, the Fund’s investments may subject shareholders to federal alternative minimum tax. The investment income from this Fund may be subject to state income taxes.

COMMERCE FUNDS

The Commerce Funds (continued)

Commerce Funds Tax Information (Unaudited)

For the year ended October 31, 2020, 100%, 99.42%, and 74.89% of the dividends paid from net investment company taxable income by the Growth, Value, and Mid Cap Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2020, 100%, 99.59%, and 70.87% of the dividends paid from net investment company taxable income by the Growth, Value, and Mid Cap Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Growth, Value, Mid Cap Growth, and National Tax-Free Intermediate Bond Funds designate $9,095,202, $12,660,501, $11,858,960, and $1,124,105, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended October 31, 2020.

During the year ended October 31, 2020, 93.61%, 97.97%, and 97.98%, of the distributions from net investment income paid by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

During the year ended October 31, 2020, the Growth, Value, Mid Cap Growth, and National Tax-Free Intermediate Bond Funds designate $4,576, $1,406,594, $1,899,889 and $355,450, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

During the year ended October 31, 2020, 100% of the distributions paid from net investment company taxable income by the Bond and Short-Term Government Funds, respectively, are designated as interest-related dividends pursuant to section 871(k) of the Internal Revenue Code.

ADVISER AND CO-ADMINISTRATOR

COMMERCE INVESTMENT ADVISORS, INC.

CUSTODIAN/ACCOUNTING AGENT

STATE STREET BANK & TRUST COMPANY

1 Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

DST ASSET MANAGER SOLUTIONS, INC.

2000 Crown Colony Drive
Quincy, Massachusetts 02167

DISTRIBUTOR

Goldman Sachs & Co. LLC

200 West Street
New York, New York 10282

CO-ADMINISTRATOR

Goldman Sachs Asset Management, L.P.

200 West Street
New York, New York 10282

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center
60 South Street
Boston, Massachusetts 02111

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP

One Logan Square
Suite 2000
Philadelphia, Pennsylvania 19103-6996

IMPORTANT INFORMATION

This Annual Report contains facts concerning The Commerce Funds' objectives and policies, management, expenses, and other information. For more complete information about The Commerce Funds, a prospectus may be obtained by calling 1-800-995-6365. An investor should read the prospectus carefully before investing or sending money.

The Commerce Funds are advised by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, which receives a fee for its services. The Commerce Funds are distributed by Goldman Sachs & Co. LLC.

The Commerce Funds file their complete schedule of portfolio holdings with the SEC for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. The Funds' schedule of portfolio holdings for the third month of each fiscal quarter is available on the SEC's website at http://www.sec.gov.

A description of the policies and procedures that The Commerce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-995-6365 and (ii) on the SEC's website at http://www.sec.gov.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should consider a Fund's objective, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about a Fund and may be obtained from your authorized dealer or from Commerce Funds by calling 1-800-995-6365.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

ADVISER AND CO-ADMINISTRATOR COMMERCE INVESTMENT ADVISORS, INC. 922 Walnut Street, 4th Floor Kansas City, Missouri 64106 CUSTODIAN/ACCOUNTING AGENT STATE STREET BANK & TRUST COMPANY 1 Lincoln Street Boston, Massachusetts 02111 TRANSFER AGENT DST ASSET MANAGER SOLUTIONS, INC. 2000 Crown Colony Drive Quincy, Massachusetts 02167 DISTRIBUTOR Goldman Sachs & Co. LLC 200 West Street New York, New York 10282 CO-ADMINISTRATOR Goldman Sachs Asset Management, L.P. 200 West Street New York, New York 10282 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Two Financial Center 60 South Street Boston, Massachusetts 02111 LEGAL COUNSEL Faegre Drinker Biddle & Reath LLP One Logan Square Suite 2000 Philadelphia, Pennsylvania 19103-6996 IMPORTANT INFORMATION 7KLV $QQXDO 5HSRUW FRQWDLQV IDFWV FRQFHUQLQJ 7KH &RPPHUFH )XQGV· REMHFWLYHV DQG SROLFLHV PDQDJHPHQW H[SHQVHV DQG RWKHU LQIRUPDWLRQ )RU PRUH FRPSOHWH LQIRUPDWLRQ DERXW 7KH &RPPHUFH )XQGV D SURVSHFWXV PD\ EH REWDLQHG E\ FDOOLQJ $Q LQYHVWRU VKRXOG UHDG WKH prospectus carefully before investing or sending money. 7KH &RPPHUFH )XQGV DUH DGYLVHG E\ &RPPHUFH ,QYHVWPHQW $GYLVRUV ,QF D VXEVLGLDU\ RI &RPPHUFH %DQN ZKLFK UHFHLYHV D IHH IRU LWV VHUYLFHV The Commerce Funds are distributed by Goldman Sachs & Co. LLC. 7KH &RPPHUFH )XQGV ÀOH WKHLU FRPSOHWH VFKHGXOH RI SRUWIROLR KROGLQJV ZLWK WKH 6(& IRU HDFK PRQWK LQ D ÀVFDO TXDUWHU ZLWKLQ GD\V DIWHU WKH HQG RI WKH UHOHYDQW ÀVFDO TXDUWHU RQ )RUP 1 3257 7KH )XQGV VFKHGXOH RI SRUWIROLR KROGLQJV IRU WKH WKLUG PRQWK RI HDFK ÀVFDO TXDUWHU LV DYDLODEOH RQ WKH 6(& V ZHEVLWH DW KWWS ZZZ VHF JRY $ GHVFULSWLRQ RI WKH SROLFLHV DQG SURFHGXUHV WKDW 7KH &RPPHUFH )XQGV XVH WR GHWHUPLQH KRZ WR YRWH SUR[LHV UHODWLQJ WR SRUWIROLR VHFXULWLHV and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is DYDLODEOH L ZLWKRXW FKDQJH XSRQ UHTXHVW E\ FDOOLQJ DQG LL RQ WKH 6(&·V ZHEVLWH DW KWWS ZZZ VHF JRY 7KLV PDWHULDO LV QRW DXWKRUL]HG IRU GLVWULEXWLRQ WR SURVSHFWLYH LQYHVWRUV XQOHVV SUHFHGHG RU DFFRPSDQLHG E\ D FXUUHQW 3URVSHFWXV ,QYHVWRUV VKRXOG FRQVLGHU D )XQG·V REMHFWLYH ULVNV DQG FKDUJHV DQG H[SHQVHV DQG UHDG WKH 3URVSHFWXV FDUHIXOO\ EHIRUH LQYHVWLQJ RU VHQGLQJ PRQH\ 7KH 3URVSHFWXV FRQWDLQV WKLV DQG RWKHU LQIRUPDWLRQ DERXW D )XQG DQG PD\ EH REWDLQHG IURP \RXU DXWKRUL]HG GHDOHU RU IURP &RPPHUFH )XQGV E\ FDOOLQJ NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Commerce Funds

TRUSTEES

V. Raymond Stranghoener
Chairman

Charles W. Peffer
Lead Independent Trustee

Scott D. Monette

Erika Z. Schenk

OFFICERS

William Schuetter
President

Laura Spidle
Vice President, Chief Compliance Officer; Anti-Money Laundering Officer and Secretary

Jeffrey Bolin
Vice President and Assistant Treasurer

Peter W. Fortner
Chief Accounting Officer and Treasurer

Joseph McClain
Assistant Secretary

COMMERCE FUNDS

WWW.COMMERCEFUNDS.COM

1-800-995-6365

218274-OTU-12/2020

TRUSTEES 9 5D\PRQG 6WUDQJKRHQHU Chairman &KDUOHV : 3HIIHU Lead Independent Trustee 6FRWW ‘ 0RQHWWH (ULND = 6FKHQN OFFICERS :LOOLDP 6FKXHWWHU President /DXUD 6SLGOH 9LFH 3UHVLGHQW &KLHI &RPSOLDQFH 2IÀFHU $QWL 0RQH\ /DXQGHULQJ 2IÀFHU DQG 6HFUHWDU\ -HIIUH\ %ROLQ Vice President and Assistant Treasurer 3HWHU : )RUWQHU &KLHI $FFRXQWLQJ 2IÀFHU DQG 7UHDVXUHU -RVHSK 0F&ODLQ $VVLVWDQW 6HFUHWDU\ COMMERCE FUNDS :DOQXW 6WUHHW WK )ORRU .DQVDV &LW\ 02 WWW.COMMERCEFUNDS.COM

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics, the Code of Conduct for Senior Officers, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code of Conduct for Senior Officers is filed herein under Item 13(a)(1).

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Conduct for Senior Officers.

(d) During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Conduct for Senior Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Scott D. Monette is the “audit committee financial expert” and is “independent” (as each of these terms is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $161,350 and $157,500 for fiscal years ended October 31, 2020 and 2019, respectively.

(b) Audit-Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the Registrant’s principal accountant reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this item.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $38,000 and $47,240 for the fiscal years ended October 31, 2020 and 2019, respectively. Tax fees for the fiscal years ended October 31, 2020 and 2019 consist of tax compliance services rendered to the Registrant. These services include the preparation of federal and state corporate tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees. There were no fees billed in either of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(l) Pursuant to a Board resolution adopted on February 10, 2004, to the extent required by applicable regulations, all audit and non-audit services provided by the independent accountants shall be pre-approved either: (a) by the Registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee and the Registrant’s designated Audit Committee Financial Expert, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $315,097 and $313,143 for the fiscal years ended October 31, 2020 and 2019, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a) The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT	COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED	PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There has been no material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS

(a)(1)	The Commerce Funds’ Code of Conduct for Senior Officers is attached hereto.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COMMERCE FUNDS

/s/ Bill Schuetter
Bill Schuetter
President
January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Bill Schuetter
Bill Schuetter
President
The Commerce Funds
January 7, 2021

/s/ Peter Fortner
Peter Fortner
Chief Accounting Officer
The Commerce Funds
January 7, 2021